UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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SEACOAST BANKING CORPORATION OF FLORIDA
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11
2026
PROXY
STATEMENT
815 Colorado Avenue  |  Stuart, Florida 34994
NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS
Wednesday, May 20, 2026
10:00 a.m. Eastern Time
Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) intends to hold its
2026 Annual Meeting of Shareholders (the “Annual Meeting”) at the Hutchinson Shores Resort,
3793 NE Ocean Blvd, Jensen Beach, FL 34957, on Wednesday, May 20, 2026 at 10:00 a.m.
Eastern Time.
ITEMS OF BUSINESS
The purpose of the Annual Meeting is to vote on the following proposals:
1.Election of Directors. To elect five Class III directors (“Proposal 1”);
2.Amend the Company's Amended and Restated Articles of Incorporation to Declassify the
Company's Board of Directors.   To approve the proposed amendment to the Company's
Amended and Restated Articles of Incorporation to declassify the Company's Board of
Directors ("Proposal 2");
3.Advisory (Non-binding) Vote to Approve Compensation of Named Executive Officers.  To hold an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in this proxy statement (“Proposal 3”);
4.Ratification of Appointment of Independent Auditor.  To ratify the appointment of Crowe LLP as independent auditors for Seacoast for the fiscal year ending December 31, 2026
(“Proposal 4”); and
5.Other Business.  To transact such other business as may properly come before the Annual
Meeting and any adjournment or postponement thereof.
RECORD DATE
You are eligible to vote if you were a shareholder of record on the close of business on March 25,
2026, which is the record date for the Annual Meeting. This Notice of the 2026 Annual Meeting
of Shareholders and the accompanying proxy statement are sent by order of the Company’s
Board of Directors.
YOUR VOTE IS IMPORTANT
Please review the voting instructions described in this proxy statement, as well as in the notice you received in the mail or by e-mail. By voting prior to the Annual Meeting, you will help ensure that we have a quorum and that your preferences will be expressed on the proposals that are being considered.
Charles M. Shaffer
Chairman and Chief Executive Officer
April 10, 2026
A NOTE FROM OUR CHAIRMAN AND CEO
TO OUR FELLOW SHAREHOLDERS,
CUSTOMERS, PARTNERS AND FRIENDS:
2025 was a transformative year for Seacoast—one that expanded our franchise, deployed excess capital to enhance our earnings power, and positioned the Company to deliver stronger and more durable shareholder returns. We advanced our strategy on multiple fronts, including completing two strategically important acquisitions, building strong organic momentum, investing in technology and automation, and maintaining disciplined balance sheet stewardship. Most importantly, we executed these initiatives while remaining true to the values that have defined Seacoast for nearly a century: relationship-based community banking, prudent risk management, and a culture grounded in service and accountability.
We delivered strong financial performance in 2025. Highlights included above-peer organic loan growth of 9%, driven by continued investment in our commercial banking franchise and the continued maturation of our teams. Disciplined deposit cost management resulted in a below-peer cost of deposits and drove a 10% expansion in net interest margin compared to the prior year. We also improved operating leverage, with our adjusted efficiency ratio improving by more than five points to 58%. In total, our adjusted pre-tax, pre-provision earnings increased 45% from the prior year.
These results were achieved while maintaining industry-leading capital and liquidity, including a
Tier 1 capital ratio of 14.5% and a loan-to-deposit ratio of 78% at year-end. Our strategic focus on relationship-based banking continues to produce a strong, low-cost core funding franchise, supporting consistent credit discipline. We exercised that discipline during a volatile operating environment in 2023, allowing capital to build and position Seacoast to pursue future strategic opportunities. In 2025, we deployed our excess capital to expand our franchise in Florida. We continue to have meaningful capital flexibility and strategic optionality—supporting organic growth, continued investment in talent and technology, and opportunistic capital actions that can enhance long-term shareholder value.
Building a Stronger, More Valuable Franchise
A defining feature of 2025 was the completion of two exceptional acquisitions that materially strengthened our competitive position and expanded our long-term growth runway.
First, we completed the acquisition of Villages Bancorporation, Inc., which added a leading market position and a high-quality, low-cost deposit franchise in one of the fastest-growing MSAs in the country. Our partnership with The Villages® community is truly unique. Its distinctive service model aligns closely with Seacoast’s customer-centric culture while adding meaningful scale to our community banking and mortgage businesses. Importantly, this partnership creates a decade-plus deposit growth opportunity that provides stable funding to profitably grow our commercial bank over time. We believe the combination of Seacoast’s relationship-based approach, product breadth, and strong commercial banking team with this exceptional deposit franchise creates a compelling platform for sustained, durable earnings performance.
Second, we completed the acquisition and conversion of Heartland Bancshares, Inc., expanding our presence in Central Florida. Heartland brought deep community roots and trusted relationships—
qualities that align closely with Seacoast’s operating philosophy. By combining Heartland’s local strengths with Seacoast’s broader capabilities and scale, we believe we are better positioned to serve customers, deepen relationships, and accelerate profitable growth in this market.
These transactions were executed with a disciplined approach to diligence, integration, and cultural alignment, supported by experience gained across 16 prior acquisitions. Integration is where value is created, and we entered each transaction with a clear plan, strong governance, and a focus on bringing teams together around a shared mission and a consistent customer experience. We believe we are building an organization with greater scale, stronger market positions, and improved investment capacity—while preserving the local decision-making and relationship focus that distinguish Seacoast.
Discipline That Supports Improved Shareholder Returns
Our strategy is designed to produce a consistent outcome: stronger profitability and improved shareholder returns across economic cycles. In 2025, we continued to manage the balance sheet with discipline—protecting capital, bolstering liquidity, and maintaining underwriting standards that
SHAREHOLDER
LETTER
prioritize long-term asset quality over short-term volume. In an environment where prudent risk management remains a competitive advantage, our commitment to consistent credit discipline and balance sheet strength is unchanged.
We also remain focused on efficiency and operating leverage. As we scale the franchise—organically and through acquisitions—we expect to benefit from operating leverage from fixed-cost investments as we grow further as a mid-sized bank. These benefits can support greater investment capacity for growth, automation, and innovation.
A Culture That Sustains Performance
Our performance in 2025 was made possible by the commitment of our associates and the strength of Seacoast’s culture. Recognition during the year—including being named among
American Banker’s “Best Banks to Work For” for the sixth consecutive year, earning Great Place To
Work® Certification for the third year in a row, and being recognized on Fortune’s Best Workplaces for Women™ 2025 list for the third consecutive year—reflects the values, teamwork, and accountability our teams bring to serving clients and communities every day. We value these honors because they affirm a culture that enables us to attract, develop, and retain exceptional talent. As a result, Seacoast has built an industry-leading commercial banking and wealth management team that shares a disciplined, relationship-based philosophy and deep local market expertise. Their impact is evident in our results, driving industry-leading growth in loan outstandings and assets under management while maintaining a steadfast focus on prudent risk management and long-term value creation. We believe our culture is a true competitive advantage and a critical enabler of sustainable long-term growth.
Scalable Technology and Preparing an AI-Ready Infrastructure to
Drive Operating Leverage
A critical enabler of Seacoast’s long-term growth strategy is our continued investment in scalable, enterprise-grade technology that strengthens back-office efficiency, enhances risk management, and prepares the franchise for an increasingly AI-driven financial services landscape. Over the past several years, we have modernized our core systems, data architecture, and operating platforms to ensure they scale efficiently as the franchise grows. These investments are designed to drive sustainable operating leverage by automating routine processes, improving data quality and decision support, and enabling more consistent execution across the organization. Just as importantly, they position Seacoast to responsibly adopt emerging AI-enabled tools over time, enhancing productivity, insight, and customer experience while maintaining strong governance and controls. We view technology not as a standalone initiative, but as a foundational capability that supports scale benefits, ongoing operating leverage, and ultimately durable shareholder returns.
Entering Our 100th Year with Strength and Momentum
As we approach Seacoast’s 100th anniversary in 2026, we do so from a position of strength. We have built a stronger franchise with expanded market presence, improved funding advantages, and meaningful capital flexibility. We have demonstrated the ability to execute complex integrations while maintaining operating discipline and customer focus. And we remain committed to growing relationships, investing in talent and capabilities, and delivering improved returns for shareholders.
Our optimism about the future is grounded in fundamentals: a relationship-based model that has proven resilient; a balance sheet managed with discipline; a culture that attracts and develops exceptional teams; and a strategy that is clear and consistent. We do not measure success by a single quarter or a single year. We measure it by building a franchise that compounds value over time—delivering strong performance in favorable environments and remaining resilient when conditions are less favorable.
On behalf of our Board of Directors and all of our associates, thank you for your continued
confidence in Seacoast. We are proud of what we accomplished in 2025, and we are energized by the opportunity ahead as we enter our 100th year of serving our customers, communities, and shareholders.
SHAREHOLDER
LETTER
Charles M. Shaffer
Chairman and Chief Executive Officer

Visual Representation of the Information Provided in the Pay Versus Performance Table	48
PROPOSAL 1 ELECTION OF DIRECTORS	50
General	50
Manner for Voting Proxies	51
Nominees for Election at the Annual Meeting	51
Director Terms Extended Beyond the Annual Meeting	54
Director Compensation	59
Non-Employee Director Compensation Structure	59
Lead Independent Director Compensation	59
Director Stock Ownership Policy	60
2025 Director Compensation Table	60
Stock Awards and Options Granted to Directors in 2025	61
Directors’ Deferred Compensation Plan	61
PROPOSAL 2 APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF SEACOAST BANKING CORPORATION OF FLORIDA TO DECLASSIFY THE BOARD	62
PROPOSAL 3 ADVISORY (NON-BINDING) VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS	63
PROPOSAL 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR	64
Relationship with Independent Registered Public Accounting Firm	64
Independent Registered Public Accounting Firm’s Fees	64
Pre-Approval Policy	64
OTHER INFORMATION	65
Certain Transactions and Business Relationships	65
Related Party Transactions	65
OTHER MATTERS	67
Principal Offices	67
Availability of Form 10-K	67
Solicitation of Proxies; Expenses	67
Notice of Business to Come Before the Meeting	67
SHAREHOLDER PROPOSALS FOR 2027	67
Shareholder Proposals for Inclusion in 2027 Proxy Statement	67
Shareholder Proposals for Presentation at 2027 Annual Meeting	67
ADDITIONAL VOTING INFORMATION	68
Voting at Annual Meeting	68
Record Date	68
Forms of Ownership of Shares	68
Street Name Holders	69
Revocation of Proxies	69
Quorum and Required Vote	69
Multiple Shareholders Sharing the Same Address	70
APPENDIX A INFORMATION REGARDING NON-GAAP FINANCIAL MEASUREMENTS	71
APPENDIX B ARTICLES OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF SEACOAST BANKING CORPORATION OF FLORIDA	73
TABLE OF
CONTENTS
SEACOAST BANKING CORPORATION OF FLORIDA1 PROXY STATEMENT 2026
Voting Information
How to Cast Your Vote
You may vote if you were a shareholder of record as of the close of business on March 25, 2026.

ONLINE www.proxyvote.com	MAIL Complete, sign, date and return your proxy card in the envelope provided.

PHONE Call the number on your proxy card or voting instruction form.	IN PERSON Vote by ballot in person at the Annual Meeting.

For telephone and internet voting, you will need the 16-digit control number included in your notice, proxy card or voting instructions that accompanied your proxy materials.  For shares held in employee plans, we must receive your voting instructions no later than 11:59 P.M. Eastern Time on May 15, 2026 (the “cut-off date”) to be counted.
Otherwise, you may vote up until 11:59 P.M. Eastern Time on May 19, 2026.
Street Name Holders: If your shares of Seacoast common stock are held in a bank, brokerage or other institutional account (which is commonly referred to as holding shares in “street name”), you are a beneficial owner of these shares, but you are not the record holder. If your shares are held in street name, you are invited to attend the Annual Meeting;
however, to vote your shares in person at the meeting, you must request and obtain a power of attorney or other authority from the bank, broker or other nominee who holds your shares and bring it with you to submit with your ballot at the meeting.  In addition, you may vote your shares before the meeting by phone or over the internet by following the instructions set forth below or, if you received a voting instruction form from your brokerage firm, by completing, signing and returning the form you received by mail. Your voting instruction form will set forth whether internet or telephone voting is available to you.
If you are able to attend the Annual Meeting, you may vote your shares in person, even if you have previously voted by another means by revoking your proxy vote at any time prior to the meeting, pursuant to the procedures specified in
“Revocation of Proxies.” If you hold your shares in street name, you must obtain a proxy from the record holder in order to vote in person.
How to View Proxy Materials Online
Important Notice Regarding the Availability of Proxy Materials for the 2026 Shareholder Meeting
Our 2026 proxy statement and 2025 Annual Report on Form 10-K (referred to collectively as the “proxy materials”)
are available online at: www.proxyvote.com or at http://www.seacoastbanking.com/financials-regulatory-
filings/2026-annual-meeting-proxy-materials.
We have mailed to certain shareholders a notice of internet availability of proxy materials on or about April 10, 2026.
This notice contains instructions on how to access and review the proxy materials on the internet. The notice also contains instructions on how to submit your proxy on the internet or by phone, or, if you prefer, to obtain a paper or email copy of the proxy materials.
SEACOAST BANKING CORPORATION OF FLORIDA2 PROXY STATEMENT 2026
Proxy Summary
About Seacoast
As we enter our 100th year, we are stronger, more resilient, and more aligned than ever with our mission to support our communities, businesses, and families. Our competitive advantage is rooted in our top-tier banker force, compelling brand and footprint, and strong capital and liquidity.  Our key accomplishments in 2025 include:
•Net income of $144.9 million, an increase of $23.9 million, or 20%, compared to 2024, and adjusted net income1 of
$169.5 million, an increase of $37.0 million, or 28%, compared to 2024
•On an adjusted basis, pre-tax pre-provision earnings1 of $274.7 million increased 45% from the prior year
•Net interest income grew $121.5 million, or 28%, to $553.5 million, and the net interest margin expanded 34 basis points to 3.58%
•9% organic loan growth, reflecting the value of investments made in recent years to attract talent and expand the commercial banking team
•Assets under management in our wealth division expanded meaningfully in 2025, adding $549 million in new organic growth
•Stronger than peer loan-to-deposit ratio of 78%, well positioned for continued growth and value creation
•Continued strong capital position, with a Tier 1 capital ratio of 14.5%, and a tangible equity (including convertible preferred stock) to tangible assets ratio of 9.31%. Tangible equity and assets exclude goodwill and other intangible assets
•Through the transformative acquisitions of Villages Bancorporation, Inc. and Heartland Bancshares, Inc., accompanied by strong organic growth, total assets grew 37% to $20.8 billion
•Net charge-offs to average loans of 0.12% in 2025 compared to 0.27% in 2024
•Nonperforming assets to total assets of 0.37% at December 31, 2025 compared to 0.65% at December 31, 2024
•Increased the quarterly dividend 5% to $0.19 per share
•Named by American Banker as a 2025 Best Places to Work
•Achieved an employee engagement score of 85%, as reported through our 2025 employee engagement survey

Seacoast has a deep and growing presence in
Florida's most attractive markets
#1 Florida-based bank in Orlando MSA
#1 Florida-based bank in Palm Beach, Highlands and
      10 other counties
#1 Overall market share in Port St, Lucie MSA
#1 Overall market share in Wildwood-The Villages MSA
Seacoast's strong capital supports further organic
growth and enhanced capital deployment
  15.9% Total risk-based capital ratio
  14.5% Tier 1 capital ratio
    9.3% Tangible equity to tangible assets
    78% Loan-to-deposit ratio
1 Non-GAAP measure; for more information and reconciliation to GAAP, refer to Appendix A – Information Regarding Non-GAAP Financial Measures.
SEACOAST BANKING CORPORATION OF FLORIDA3 PROXY STATEMENT 2026
Compensation Philosophy
Our compensation philosophy is to align pay with performance and long-term shareholder interests, while supporting prudent risk-
taking and retention. The majority of named executive officer compensation is variable and tied to the achievement of financial, strategic, and individual performance objectives. Our program balances short- and long-term incentives and incorporates both quantitative and qualitative performance measures.
Pay for Performance Alignment
Seacoast’s executive compensation program is designed to directly align pay outcomes with Company performance and long-term shareholder value creation. A substantial portion of compensation for named executive officers is variable and at risk, with payouts dependent on the achievement of pre-established financial, operational, and strategic objectives.  For 2025, incentive compensation outcomes reflected Seacoast’s performance and management’s execution of key strategic priorities.
Short-term incentive awards were tied primarily to one-year measures of profitability, balance sheet discipline, loan and deposit growth, and risk management.  The Company's strong performance in 2025 included 9% organic loan growth, significant improvements in profitability metrics, and the closing of two strategic acquisitions. As a result, shareholder returns outperformed the peer group in 2025.
Long-term incentive awards for 2023-2025 were below target, reflecting relative performance over the three-year period, including the impact of a strategic pullback in loan growth in 2023 and 2024 amid broader banking industry volatility.  This resulted in lower than targeted achievement of the LTI awards based on the full three-year performance relative to peers.
For additional context on compensation decisions and the relationship between performance and pay outcomes, see the ”Letter from the Compensation and Governance Committee Chair” in the “Compensation Discussion and Analysis” section.
Shareholder Engagement and Board Responsiveness
We approach shareholder engagement as an integrated, year-round process by way of various channels to engage with shareholders and analysts, including face-to-face and virtual meetings, conferences, road shows, investor calls, quarterly earnings calls and annual shareholder meetings, as well as distributing regular communications through our annual report and proxy statement.  Our
Board and senior management value our shareholders’ perspectives and feedback.
For additional detail about our shareholder outreach and responsive actions, see the ”Letter from our Compensation and
Governance Committee Chair” and "Shareholder Outreach" in the “Compensation Discussion and Analysis” section.
Communications with the Board
The Company’s Corporate Governance Guidelines provide for a process by which shareholders may communicate with the Board, a
Board committee or the non-management directors as a group, or other individual directors.  Shareholders who wish to communicate with the Board of Directors, a Board committee, the Lead Independent Director, other directors or an individual director may do so by sending written communications addressed to the Board of Directors, a Board committee or such group of directors or individual director, c/o Corporate Secretary, Seacoast Banking Corporation of Florida, 815 Colorado Avenue, P.O. Box
9012, Stuart, Florida 34995.  All communications will be compiled by the Company’s Secretary and submitted to the Board of
Directors, a committee of the Board of Directors or the group of directors or individual director, as appropriate, at the next regular meeting of the Board.
Series A Non-Voting Preferred Stock
On October 1, 2025, in connection with the acquisition of Villages Bancorporation, Inc., the Company issued 11,250 shares of Series
A Non‑Voting Preferred Stock (the “Series A Preferred Stock”).  Each one‑thousandth (1/1,000th) of a share of Series A Preferred
Stock is convertible into one share of Seacoast Banking Corporation of Florida common stock, subject to certain restrictions set forth in the Company’s Articles of Incorporation and applicable law.  The acquisition of Villages Bancorporation, Inc. was very well received with a strong stock reaction and meaningful appreciation in the valuation of the Company as a result of the transaction.  We expect the transaction to be approximately 22% accretive to earnings in 2026, with a modest earnback period on tangible book value per share.
Holders of Series A Preferred Stock are entitled to receive dividends on a ratable basis with holders of common stock when, as and if dividends are declared by the Company’s Board of Directors and are payable on the Common Stock.
The Series A Preferred Stock does not carry voting rights.  As such, it does not create unequal or superior voting rights and is non‑voting except where class voting is legally required, and only with respect to items that affect the rights of the holders as a class.
SEACOAST BANKING CORPORATION OF FLORIDA4 PROXY STATEMENT 2026
Summary of Proposals and Board Recommendations

Item	Proposal	Board Voting Recommendation	Vote Required
1	Election of Five Class III Directors	FOR ALL	Plurality vote*
2	Amend the Company's Amended and Restated Articles of Incorporation to Declassify the Board of Directors	FOR	Affirmative vote of two-thirds (66 2/3%) of votes cast
3	Advisory (Non-binding) Vote to Approve Executive Compensation (Say on Pay)	FOR	Affirmative vote of a majority of votes cast
4	Ratification of Appointment of Crowe LLP as Independent Auditor for 2026	FOR	Affirmative vote of a majority of votes cast
* More fully described in Proposal 1 - Election of Directors, Manner of Voting Proxies.
Our Director Nominees
Among other proposals, you are being asked to elect five Class III directors of Seacoast.  All of the nominees are directors of
Seacoast as of the annual meeting date.  All of the nominees also serve as members of the board of directors of Seacoast’s principal banking subsidiary, Seacoast National Bank (the “Bank”).  If elected, each director nominee will serve a three-year term expiring at the 2029 Annual Meeting of Shareholders and until their successors have been elected and qualified; however, if the Amendment to the Company's Amended and Restated Articles of Incorporation to declassify the Board is approved at the Annual Meeting, the Class
III directors will serve a one-year term expiring at the 2027 Annual Meeting of Shareholders and until their successors have been elected and qualified.  Detailed information about each nominee’s background, skills and expertise can be found in Proposal I –
Election of Directors.

Name	Age	Director Since	Current Occupation	Independent	No. of Other Public Company Boards
Michael E. Griffin	45	2026	Vice Chairman and Co-Head of Savills, Inc., a commercial real estate brokerage and advisory firm	✔	0
Dennis S. Hudson, III	70	1984	Retired former Chairman of Company and Bank	✔	1
Kathleen B. Kay	64	2026	Executive Vice President and Chief Information Officer of Principal Financial Group	✔	0
Alvaro J. Monserrat	57	2017	Independent advisor of business strategy and execution for CEOs of technology start- up companies	✔	0
Randolph A. Moore III	59	2026	Retired senior partner at Alston & Bird, LLP	✔	0
SEACOAST BANKING CORPORATION OF FLORIDA5 PROXY STATEMENT 2026
Director Nomination Process
The Compensation and Governance Committee ("CGC") serves as the Company’s nominating committee.  The CGC annually reviews and makes recommendations to the full Board of Directors regarding the composition and size of the Board of Directors and its committees.  The CGC recommends, from time to time,  to the Board new candidates for appointment to the Board and for nomination for election to the Board by the Company’s shareholders in addition to annually recommending current director nominees if determined to be in the best interest of the Company and its shareholders.  The CGC’s goal is to ensure that the Board of
Directors consists of a diverse group of members with the relevant expertise, skills, personal attributes and professional backgrounds who, individually and collectively, are appropriate to achieve the Company’s strategic vision and business objectives, and best serve the Company’s and shareholders’ long-term interests.
As part of the assessment process, the CGC evaluates whether the addition of a director or directors with particular attributes, experience, or skill sets could enhance the Board’s effectiveness.  The CGC identifies director candidates through business, civic and legal contacts, and may consult with other directors and senior officers of the Company.  The CGC may also utilize a search firm to help it identify, evaluate and conduct due diligence on potential director candidates. Once a candidate has been identified, the CGC confirms that the candidate meets the minimum qualifications for director nominees, and gathers information about the candidate through interviews, questionnaires, background checks, or any other means that the CGC deems to be helpful in the evaluation process. Director candidates are interviewed by the Chair of the CGC and at least one other member of the CGC.  Each member of the CGC participates in the review and discussion of director candidates. Where appropriate, directors who are not on the CGC are encouraged to meet with and evaluate the suitability of potential candidates. The CGC then evaluates the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board in relation to the
Company’s strategic goals, and recommends nominees to the Board.  The full Board formally nominates candidates to be included in the slate of directors presented for shareholder vote based upon the recommendations of the CGC following this process.
Given the evolving needs and business strategies of the Company, the CGC believes that the Board of Directors as a whole should have diversity of thought and experience, which may include differences with respect to personal, educational or professional experience, gender, ethnicity, national origin, geographic representation, community involvement and age.  However, the CGC does not assign specific weights to any particular criteria.  Its goal is to identify nominees that, considered as a group, will possess the talents and characteristics necessary for the Board of Directors to fulfill its responsibilities and advance the Company’s strategic mission and enhance shareholder value. The Board and the CGC also understand the importance of Board refreshment and composition, and strive to maintain an appropriate balance of tenure, skills and fresh perspectives on the Board. The Board believes that new perspectives and new ideas are critical to a forward-looking and strategic board, as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring.  In addition, each director must have the qualifications set forth in the Company’s Bylaws, as well as the personal characteristics and core competencies described below as Director Eligibility
Guidelines:

Director Eligibility Guidelines
Personal Characteristics	Core Competencies
•the highest ethical character
•a personal and professional reputation consistent with
Seacoast’s values as reflected in its Code of Conduct
•the ability to exercise sound business judgment
•a willingness to listen to differing points of view and work in a mutually respectful manner

•substantial business or professional experience and ability to offer meaningful advice and guidance to the Company’s
management based on that experience
•professional achievement through service as a principal
executive of a major company, partner in a law or
accounting firm, successful entrepreneur, prominent
academic or similar position of significant responsibility

The CGC also considers numerous other qualities, skills and characteristics when evaluating director nominees, such as a candidate’s:
•understanding of and experience in the financial services industry, as well as accounting, finance, legal, real estate, corporate governance and technology expertise;
•leadership experience with public companies or other major organizations, as well as civic and community relationships;
•availability and commitment to carry out the responsibilities as a director;
•knowledge, experience and skills that enhance the mix of the Board’s core competencies and provide a different perspective;
•the absence of any real or perceived conflict of interest that would impair the director’s ability to act in the best interest of shareholders; and
•qualification as an independent director.
In addition to nominations by the CGC, any Company shareholder entitled to vote generally on the election of directors may recommend a candidate for nomination as a director by providing advance notice of such proposed nomination to the Corporate
Secretary at the Company’s principal offices at 815 Colorado Avenue, Stuart, Florida 34994. The written submission must comply with the applicable provisions in the Company’s Articles of Incorporation, as amended.
SEACOAST BANKING CORPORATION OF FLORIDA6 PROXY STATEMENT 2026
To be considered, recommendations with respect to nominees for election as directors at an annual meeting must be received not less than 60 days nor more than 90 days prior to the anniversary of the Company’s last annual meeting of shareholders (or, if the date of the annual meeting is changed by more than 20 days from such anniversary date, within 10 days after the date that the
Company mails or otherwise gives notice of the date of the annual meeting to shareholders), and recommendations with respect to the election of directors to be held at a special meeting called for that purpose must be received by the 10th day following the date on which notice of the special meeting was first mailed to shareholders.  Recommendations meeting these requirements will be brought to the attention of the Company’s CGC.  Candidates for director recommended by shareholders in compliance with these provisions and who satisfy the Director Eligibility Guidelines will be afforded the same consideration as candidates for director identified by Company directors, executive officers or search firms, if any, employed by the Company.  For our 2026 Annual Meeting, no shareholder director nominee recommendations were received.
BOARD AND GOVERNANCE HIGHLIGHTS

Board Composition
Seacoast continues to build a Board with experience aligned with our strategic mission to ensure a balanced mix of directors with a deep knowledge of Seacoast and its markets, as well as new members with fresh perspectives.  Our Corporate Governance
Guidelines require that a majority of the Board be composed of independent directors.  Our Board consists of ten independent Board members as of the Annual Meeting date, inclusive of our director nominees.  All members of the Audit Committee and Compensation and Governance Committee of the Board and the Chair of the Enterprise Risk Management Committee are independent directors.
To further strengthen our corporate governance, our independent directors annually select a Lead Independent Director who chairs regularly scheduled executive sessions, without management present.
In accordance with the Corporate Governance Guidelines, non-employee directors must advise the Chairman of the Board or Chair of the Compensation and Governance Committee in advance of accepting membership on any other public company board and before accepting membership on the audit committee or compensation committee of any other public company board.  Employee
Directors may serve on no other boards of public companies, unless otherwise approved by the Compensation and Governance
Committee.
We have refreshed our Board with new talent to increase the breadth of experience and to better align overall Board capability with our strategic objectives.  Since 2017 and as of the Annual Meeting date inclusive of our director nominees, we have added eight new directors with strong skill sets to help achieve our growth initiatives.  As a result, our overall Board composition has been enhanced across several important aspects creating a vibrant Board culture focused on creating shareholder value over the long term.
Although Seacoast does not have a mandatory Board retirement requirement, we actively use board evaluations and succession planning and will continue to refresh the board over time.
Our Board is 79% independent with an average age of 65 years as of the Annual Meeting date, inclusive of our director nominees.
We have a well-balanced tenure with over half our Board with less than 10 years.
average age
of directors
65
8
new directors joined
the Board since 2017
Well-balanced Tenure
Over half of Directors
with less than 10 years
11 years
average tenure of
directors
79%
Independent
Board
SEACOAST BANKING CORPORATION OF FLORIDA7 PROXY STATEMENT 2026
Board Skills and Characteristics
Our Board represents a range of skills, experience and backgrounds that aligns with our long-term strategy and culture.  Below are the mix of skills, qualifications and experience characteristics of the members of our Board:

Skills, Qualifications and Experience	Dennis J. Arczynski	Eduardo J. Arriola	Jacqueline L. Bradley	H. Gilbert Culbreth, Jr.	Christopher E. Fogal	Maryann Goebel	Michael E. Griffin	Dennis S. Hudson, III	Kathleen B. Kay	Robert J. Lipstein	Alvaro J. Monserrat	Randolph A. Moore III	Charles M. Shaffer	Joseph B. Shearouse, III
Audit/Accounting/Finance experience in overseeing financial reporting, internal controls and audit processes to maintain financial soundness	✓				✓		✓	✓	✓	✓	✓	✓	✓
Banking/Financial Services experience in guiding product evolution, competitive business model and revenue generating initiatives	✓	✓	✓		✓	✓	✓	✓		✓		✓	✓	✓
Executive Leadership ability to set vision, develop strategy, and lead through complex challenges and transformation and long-term strategic execution	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Governance knowledge of governance principles, fiduciary duties, and decision-making frameworks that strengthens accountability and transparency	✓					✓	✓	✓	✓	✓	✓	✓	✓
Digitalization/Business Intelligence understanding of digital technologies, data analytics and automation that improve efficiency and customer insight in a rapidly evolving digital environment.	✓	✓				✓	✓	✓	✓		✓		✓	✓
Corporate Citizenship experience in understanding customer segments in markets served and implementing sustainability initiatives that support long-term value creation		✓	✓	✓	✓			✓	✓		✓	✓	✓	✓
Customer Experience expertise in designing and managing customer journeys, satisfaction, and loyalty to create valuable customer relationships and long-term profitability	✓	✓		✓			✓	✓			✓	✓	✓	✓
Legal and Regulatory Affairs familiarity to monitor legal, regulatory and compliance requirements	✓	✓			✓			✓		✓	✓	✓	✓	✓
Risk Management experience is important in overseeing the risks throughout the organization	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Cybersecurity/Information Security understanding of cyber risk, data protection, and IT resilience to protect customer data, operational continuity, and company reputation.	✓					✓		✓	✓	✓	✓		✓

Human Capital Management knowledge
of talent strategy, leadership
development, compensation practices
and corporate culture to attract, retain,
and motivate top talent while sustaining
a culture aligned with mission and values
	✓	✓	✓		✓	✓	✓	✓	✓		✓		✓	✓
SEACOAST BANKING CORPORATION OF FLORIDA8 PROXY STATEMENT 2026
Our Corporate Governance Framework
Our Corporate Governance Framework

Board Independence	•11 of our 14 directors are considered independent as of the Annual Meeting date, inclusive of our director nominees. •Our Chairman and CEO is the only member of management who serves as a director.
Board Refreshment
•We seek a board that, considered as a group, will possess a breadth of experience and differences with respect to personal, educational or professional experience, geographic representation, community involvement and age.
•We have a mix of new and longer tenured directors to help ensure fresh perspectives as well as continuity and experience.

Board Committees
•We have five standing Board committees—Audit; Compensation and Governance (“CGC”); Corporate
Development (“CDC”), Enterprise Risk Management (“ERMC”); and Information Technology (“ITC”).
•The Audit Committee and CGC consist entirely of independent, non-management directors.
•Chairs of the committees shape the agenda and information presented to their committees.

Lead Independent Director
•Our independent directors elect a lead independent director annually.
•Our lead independent director chairs regularly scheduled executive sessions, without management present, at which directors can discuss management performance, succession planning, board informational needs, board effectiveness or any other matter.

Board Oversight of Strategy & Risk
•Our Board has ultimate oversight responsibility for strategy and risk management.
•Our Board directly advises management on development and execution of the Company’s strategy and provides oversight through regular updates.
•The CDC helps ensure that the strategic vision for the Company is fulfilled by challenging, proposing, reviewing, and monitoring corporate development initiatives of the Company relating to M&A activity, capital allocation and planning, corporate development strategies, and shareholder relations.
•Through an integrated process, key risks, including those related to data privacy and cybersecurity are reviewed and evaluated by the ITC in collaboration with the ERMC before they are reviewed by the
Board.
•The ERMC oversees the integration of risk management at Seacoast, monitors the risk framework and makes recommendations to the Board regarding the Company’s risk appetite.
•The Audit Committee oversees the Company’s financial statements and internal accounting controls and processes.
•The CGC oversees risks and exposures related to the Company’s corporate governance, director succession planning, and compensation practices to ensure that they do not encourage imprudent or excessive risk-taking, assists with its leadership assessment and CEO succession planning and monitors the Company’s human capital management and sustainability efforts.

Accountability
•We have a plurality vote standard for the election of directors, with a director resignation policy for uncontested elections.
•Each common share is entitled to one vote.
•We have a process by which all shareholders may communicate with our Board, a Board committee or non-management directors as a group, or other individual directors.

Director Stock Ownership	•We increased our minimum stock holding requirement to five times the annual base cash retainer, to be acquired within five years of joining the Board.
Succession Planning	•CEO and management succession planning is one of the Board’s highest priorities. Our Board ensures that appropriate attention is given to identifying and developing talented leaders.
Board Effectiveness
•The Board meets in a director-only session prior to each regular meeting to discuss the Company’s business condition.  After each regular meeting, directors are offered the opportunity to meet in an executive session of non-management directors led by the lead independent director.
•The Board and its independent committees annually evaluate their performance.

Open Communication
•Our Board receives regular updates from business leaders regarding their area of expertise, as well as ongoing education and development.
•Our directors have access to all management and employees on a confidential basis.
•Our Board and its committees are authorized to hire outside consultants at their discretion and at the
Company’s expense.

SEACOAST BANKING CORPORATION OF FLORIDA9 PROXY STATEMENT 2026
Corporate Governance at Seacoast
Our goal is to maintain a corporate governance framework that supports an engaged, independent board with varying perspectives and judgment that is committed to representing the long-term interests of our shareholders. We believe our directors should possess the highest personal and professional standards for ethics, integrity and values, as well as practical wisdom and mature judgment. Therefore, our Board, with the assistance of management and the CGC, regularly reviews our corporate governance principles and practices.
The Board’s Role in Strategy and Risk Oversight
Our Board of Directors has ultimate oversight responsibility for strategy and risk management, and directly advises management on development and execution of the Company’s strategy.  The Board actively reviews our long-term strategy and the plans and programs that management develops to implement our strategy.  While the Board meets formally at least once every year to consider overall long-term strategy, it generally reviews various elements of strategy, and our progress towards implementation thereof, at every regular meeting.  Our directors are actively engaged in our strategic planning process and exercise robust oversight while challenging our strategies and implementation of such strategies.
The Board believes that strategic risk is an exceptionally important risk element among a number of risks that the Company faces.
As a result, our Board works to ensure that this risk is appropriately managed in the context of the rapidly changing environment in which the Company and its customers operate.  The Board does not believe this risk can be delegated and the Board as a whole regularly spends a significant amount of its time engaged with management and in executive session discussing our long-term strategies, the effectiveness of our plans to implement such strategies, and our progress against those plans.
The Board believes that an integral part of managing strategic risk is ensuring that the Board’s views are considered as our strategy evolves.  The Board strongly believes that having active and engaged committee chairs and a lead independent director better ensures that the Board as a whole can serve as a credible challenge to management’s plans and programs and increases transparency.
Oversight is also provided through the extensive work of the Board’s committees – Audit Committee; Compensation and Governance
Committee; Corporate Development Committee; Enterprise Risk Management Committee; and Information Technology Committee –
in key areas such as financial reporting, internal controls, compliance, corporate governance, compensation programs, capital planning, risk management and cybersecurity. The ERMC oversees the integration of risk management at Seacoast, monitors the risk framework and makes recommendations to the Board regarding the Company’s risk appetite.  The Compensation and
Governance Committee oversees risks and exposures related to the Company’s corporate governance, director succession planning, and compensation practices to ensure that they do not encourage imprudent or excessive risk-taking.  Additionally, our Information
Technology Committee focuses on the Company's risks and exposures related to information and data security, cybersecurity, data privacy, disaster recovery and business continuity.
The Board’s committees also work to ensure that we have the right alignment to support our long-term strategic direction including:
(i) an active Board recruitment process focused on developing or acquiring the skill, experience and attributes of both individuals and the Board as a whole needed to support our strategy, (ii) ensuring an appropriate link is established between our compensation design and our long-term strategy to encourage and reward the achievement of our long-term goals and protect shareholder value by discouraging excessive risk taking, and (iii) ensuring that our risk management structure can effectively manage the inherent risks that underlie our strategy.
Other types of risks that the Company faces include:
•macro-economic risks, such as inflation, interest rate fluctuations, reductions in economic growth, or recession;
•political or regulatory risks, such as restriction on access to markets;
•event risks, such as global pandemics, natural disasters, acts of war or terrorism or cybersecurity breaches; and
•business-specific risks related to financial reporting, credit, liquidity, asset/liability management, market, operational execution (corporate governance, legal and regulatory compliance), and reputation both of the Company and the financial services industry generally.
Our ERMC of the Board of Directors regularly evaluates our overall risk profile and oversees our risk management programs, which are implemented by our chief risk officer.
SEACOAST BANKING CORPORATION OF FLORIDA10 PROXY STATEMENT 2026
Governance Policies
Seacoast is committed to long-term success through strong corporate governance and ethical business practices, with appropriate controls and transparency forming the foundation for achievement of our strategic mission.
Important elements of our corporate governance framework are our governance policies, which include:
•  Corporate Governance Guidelines
•  Compensation Recoupment Policy
• Insider Trading Policy
•  Code of Conduct
•  Code of Ethics for Financial Professionals
•  Charters for each of our Board committees
You may view these and other corporate governance documents on our investor relations website located at
www.SeacoastBanking.com, or request a copy, without charge, upon written request to Seacoast Banking Corporation of Florida, c/o
Corporate Secretary, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995.  Information included on our website, other than the proxy statement and form of proxy, is not a part of the proxy soliciting material and is not deemed incorporated herein.
Data Privacy and Information Security
The Company’s information security program is designed to protect sensitive information from unauthorized access, use, disclosure, alteration, or destruction, and to maintain the confidentiality, integrity, and availability of our information assets, including employee and customer non-public information, financial data, and internal operational information.  Seacoast is committed to protecting our customers’ personal and financial information. The Company has adopted a Data Privacy Policy and Information
Security Policy that are reviewed by the ITC and ERMC of the Board of Directors on an annual basis.  Through an integrated process, key risks, including those related to privacy and cybersecurity are reviewed and evaluated by the ITC and ERMC before they are reviewed by the full Board.  We have also adopted a Digital Banking Privacy Policy and Privacy Policy Statement to ensure compliance with requirements of the Gramm-Leach-Bliley Act.
Our Board recognizes the importance of maintaining the trust and confidence of our clients, employees and business partners.
Over the past few years, the Board and the ERMC and ITC have spent significant time overseeing management’s efforts to address evolving and growing cyber- and technology-related risks and opportunities, including, most recently, the growth in the use and implementation of generative artificial intelligence.  We strive to continuously assess and update our response to information security risks and changes in the cyber security landscape.  Information security risks are identified using internal risk assessments, internal audits, regulatory exams and third-party testing.  Identified risks are prioritized, tracked and managed with senior management oversight.
Our data security strategy includes a host of defense mechanisms that include, but are not limited to:
•Policies and procedures
•Annual mandatory employee training, educational opportunities and regular associate communications
•Third party program oversight
•Encryption technologies
•Incident response program
We provide our associates with ongoing training opportunities in addition to annual mandatory training and educational resources to strengthen cybersecurity awareness, keep abreast of cyber environment trends and continue to build knowledge in safeguarding against potential security and fraud risks.  Additionally, our information security team maintains awareness of trends and best practices by pursuing professional certifications and educational opportunities with industry experts and professional organizations.
Periodic penetration tests are performed by independent third parties and are audited by an external firm with expertise in information security.  Should an information security incident occur, we have resources to assist with forensic analysis, response strategies and crisis communications.
Cybersecurity Risk Management and Governance
The Company’s cybersecurity program, including our information security policies, is designed to align with regulatory guidance and industry practices.  To protect our information systems, network, and information assets from cybersecurity threats, we use various security tools, products and processes that help identify, prevent, investigate, and remediate cybersecurity threats and security incidents.
The oversight of cybersecurity, including  potentially significant cybersecurity threats or incidents, is delegated primarily to the ITC of the Board.  The ERMC of the Board has primary responsibility for overseeing the Company’s comprehensive ERM program.  The
Enterprise Risk Management program assists senior management in identifying, assessing, monitoring, and managing risk, including cybersecurity risk.  Cybersecurity matters and assessments are regularly included in ITC and ERMC meetings.  Additionally, the
Board assesses the risks and changes associated with cybersecurity threats through presentations and reports provided by our ITC and ERMC, including participation in annual cybersecurity and information security education and training.  For more information about our Board's oversight of cybersecurity risk, please see "Cybersecurity - Cybersecurity Governance" in our Annual Report on
Form 10-K for the fiscal year ended December 31, 2025.
SEACOAST BANKING CORPORATION OF FLORIDA11 PROXY STATEMENT 2026
Corporate Governance Principles and Practices
Board Independence
The Company’s common stock is listed on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “SBCF.”  Nasdaq requires that a majority of the Company’s directors be “independent,” as defined by the Nasdaq rules.  Generally, a director does not qualify as an independent director if the director (or, in some cases, a member of the director’s immediate family) has, or in the past three years had, certain relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company.  Our governance principles require that a substantial majority of our directors  meet the criteria for independence required by Nasdaq.  The Board of Directors has determined that, in 2025, 70% of the Company’s directors are independent directors under the Nasdaq rules.  The Company’s independent directors in 2025 were:  Dennis J. Arczynski, Jacqueline
L. Bradley, H. Gilbert Culbreth, Jr., Christopher E. Fogal, Maryann Goebel, Dennis S. Hudson, III, Robert J. Lipstein and Alvaro J.
Monserrat.  On March 26, 2026, Michael E. Griffin, Kathleen B. Kay and Randolph A. Moore, III were appointed to the Board.  The
Board has determined that Michael E. Griffin, Kathleen B. Kay and Randolph A. Moore are independent directors.
Board Evaluation Process
Periodically, our Board and each Board committee evaluate their performance and effectiveness, along with processes and structure, to identify areas for enhancement. The process is described below.

Element	Description
Corporate Governance Review and Investor Feedback
The CGC reviews corporate governance principles and makes recommendations annually, with consideration given to generally accepted practices and feedback from investors.  This committee also oversees the process for annual board evaluations.

Annual Board & Committee Self- Evaluations
The Board and each Board committee conduct annual self-evaluations.  In 2025, Board and committee evaluations were individually conducted to assess the effectiveness of the Board and committees of the
Board.

Summary and Review
For the 2025 Board and committee evaluations, responses and comments were compiled and summarized, and were reviewed by the Chairman and Lead Independent Director, who together presented summary results to the full Board.  The committee evaluations were reviewed by the respective committee chairs, who then discussed the results with their respective committees and the full Board.

Actions
In response to feedback from the evaluation process, the Board and committees work with management to take concrete steps to improve policies, processes and procedures to further Board and committee effectiveness. As a result of the 2025 Board evaluation process, the Board gained insight as to governance structure and committee rotation opportunities, director succession, and board refreshment.  In early 2026, the Board appointed three new directors to the Board.

Board Leadership Structure
The Board leadership framework is provided through: 1) Chairman and CEO Shaffer’s guidance and deep understanding of the financial services industry, 2) a clearly defined lead independent director role, 3) active committees and committee chairs, and 4)
talented directors who are committed and independent-minded. At this time, the Board believes this governance structure is appropriate and best serves the interests of our shareholders and other stakeholders.
Lead Independent Director
To further strengthen our corporate governance, our independent directors annually select a Lead Independent Director from the independent directors.  Our Board believes that the Lead Independent Director serves an important corporate governance function by providing separate leadership for the non-management and independent directors.  In January 2026, the Board re-elected
Christopher E. Fogal to serve as Lead Independent Director.
Non-Management Executive Sessions
In order to give a significant voice to our non-management directors, our Corporate Governance Guidelines provide for executive sessions of our non-management and independent directors.  Our Board believes this is an important governance practice that enables the Board to discuss matters without management present.
Our non-management directors are given the opportunity to meet in executive session following each regularly scheduled Board meeting.  Our independent directors meet separately from the other directors in regularly scheduled executive sessions at least twice annually, and at such other times as may be deemed appropriate by the Company’s independent directors.  Our Lead
Independent Director presides at all executive sessions of the independent directors and non-management directors, and sets the agenda for such executive sessions. Any independent director may call an executive session of independent directors at any time.
The independent directors met three times in executive session in 2025.
SEACOAST BANKING CORPORATION OF FLORIDA12 PROXY STATEMENT 2026
Committee Structure
Oversight is also provided through the extensive work of the Board’s five committees – Audit, CGC, CDC, ERMC, and ITC – in key areas such as financial reporting, internal controls, compliance, corporate governance, succession planning, compensation programs, capital planning, cybersecurity and risk management.  The Audit Committee and the CGC consist entirely of independent, non-management directors.
In addition, each year, the Board and each of its committees review a schedule of agenda topics to be considered in the coming year.
Each Board and committee member may raise subjects that are not on the agenda at any meeting and suggest items for inclusion in future agendas.  The Company believes that the foregoing structure, policies, and practices, when combined with the Company’s other governance policies and procedures, provide appropriate opportunities for oversight, discussion, evaluation of decisions and direction from the Board of Directors.
Management Succession Planning and Development
Our Board understands that a strong succession framework reduces Company risk and therefore ensures that appropriate attention is given to identify and develop talented leaders.  Consequently, we have a robust management succession and development plan which is reviewed annually and updated accordingly.  The Board maintains oversight responsibility for succession planning with respect to the position of CEO and monitors and advises management regarding succession planning for other executive officers.
The Board’s goal is to have a long-term and continuing program for effective senior leadership development and succession. The
Board also has short-term contingency plans in place for emergency and unexpected occurrences, such as the sudden departure, death, or disability of our CEO or other executive officers.
The CGC, working with the CEO, annually evaluates succession planning at the senior levels of management and reports the results of such evaluation to the Board, along with recommendations on management development and succession planning. The updated succession plan is reviewed and approved by the Board to ensure that competencies are in alignment with our overall strategic plan.
The annual review of the CEO succession plan includes a review of specific individuals identified as active CEO succession candidates, and each of those individuals is reviewed with respect to progress in his or her current job position and progress toward meeting his or her defined leadership development plan. The Company’s CEO and senior management are similarly responsible for supporting “next generation” leadership development by identifying core talent, skills and capabilities of future leaders within the
Company; assessing the individuals against leadership capabilities; identifying talent and skill gaps and development needs;
assisting with internal candidate development; and identifying significant external hiring needs.
The Board and individual Board members may advise, meet with, and assist CEO succession candidates and become familiar with other senior and future leaders within the Company. Directors are encouraged to become sufficiently familiar with the Company’s executive officers to be able to provide perspective on the experience, capabilities and performance of potential CEO candidates.
The Board encourages senior management, as well as other members of management who have future leadership potential within the Company, to attend and present at Board meetings so that each can be given appropriate exposure to the Board. The Board may contact and meet with any employee of the Company at any time, and Board members are encouraged to make site visits, to meet with management, and to attend Company, industry and other events.
SEACOAST BANKING CORPORATION OF FLORIDA13 PROXY STATEMENT 2026
Board Meetings and Committees
Board Meeting Attendance
The Board of Directors held six regular meetings and two special meetings during 2025.  Each of the directors attended either in-
person or virtually at least 75% of the total number of meetings of the Board of Directors and committees on which they served.
Annual Meeting Attendance
The Company encourages all of its directors to attend its annual shareholders’ meetings but understands that situations may arise that prevent such attendance.  A total of five of the 11 then-incumbent directors attended the Company’s 2025 annual shareholders’
meeting.
Board Committees
The Company’s Board of Directors has five standing permanent committees.  These committees serve the same functions for the
Company and the Bank.  The current composition of each Company committee and the number of meetings held in 2025 are set forth in the table below:
Board Committee Membership and 2025 Committee Meetings

Director Name	Audit	Compensation & Governance	Corporate Development	Enterprise Risk Management	Information Technology
Dennis J. Arczynski (1)	✔		✔	✔(3)	✔
Eduardo J. Arriola				✔
Jacqueline L. Bradley (1)			✔
H. Gilbert Culbreth, Jr. (1)		✔
Christopher E. Fogal (1)(2)	✔				✔
Maryann Goebel (1)	✔	✔(3)		✔	✔
Michael E. Griffin (1)(6)	✔
Dennis S. Hudson, III (1)		✔(5)	✔
Kathleen B. Kay (1)(6)	✔	✔			✔
Robert J. Lipstein (1)	✔(3)	✔		✔	✔
Alvaro J. Monserrat (1)	✔	✔	✔		✔(3)
Randolph A. Moore, III (1)(6)			✔	✔	✔
Charles M. Shaffer (4)			✔
Joseph B. Shearouse, III			✔(3)
TOTAL MEETINGS HELD IN 2025	8	6	2	4	4

(1)	Independent Director
(2)	Lead Independent Director
(3)	Committee Chair Lead
(4)	Chairman of the Board
(5)	Transitioned from service as Compensation and Governance Committee member effective October 23, 2025
(6)	Appointed March 26, 2026
Each committee has a charter specifying such committee’s responsibilities and duties.  Each committee charter, including the Audit
Committee and Compensation and Governance Committee charters, are reviewed annually. These charters are available on the
Company’s website at www.SeacoastBanking.com or upon written request.
SEACOAST BANKING CORPORATION OF FLORIDA14 PROXY STATEMENT 2026
Key Committee Responsibilities

AUDIT COMMITTEE	COMPENSATION AND GOVERNANCE COMMITTEE
Key Responsibilities	Key Responsibilities
•reviews Seacoast’s financial statements and internal accounting controls, and reviews reports of regulatory authorities and
determines that all audits and examinations required by law are performed
•appoints the independent auditors, reviews their audit plan, and reviews with the independent auditors the results of the audit and management’s response thereto
•reviews the procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting,
internal accounting controls or auditing matters, including
anonymous complaints and changes to the Company’s Code of
Conduct
•reviews and approves related party transactions
•reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule, and results of audits
performed by the internal audit staff and those outsourced to a third party; oversees the audit function and appraises the
effectiveness of internal and external audit efforts

•determines, or recommends to the Board, the compensation of the Company’s and the Bank’s key executive officers
•recommends director compensation for Board approval.
•administers the Company’s incentive compensation plans and
other employee benefit plans
•oversees the preparation of the “Compensation Discussion and
Analysis” section of the Company's annual proxy statement
•identifies and recommends to the Board qualified individuals to serve as members of the Boards of Directors of the Company
and/or the Bank
•oversees efforts to attract and retain a skilled workforce.
•takes a leadership role in shaping corporate governance policies, practices, and guidelines, and oversees the Board’s governance processes
•proposes recommendations to the Board of Directors concerning management development and succession planning activities at the senior levels of management
•oversees corporate sustainability matters

Independence / Qualifications	Independence / Qualifications
•all committee members are independent under Nasdaq and SEC
rules and each member is able to read and understand financial statements
•at least one committee member must be an “audit committee
financial expert” as defined by Item 407 of Regulation S-K; the
Board has determined that Christopher E. Fogal and Robert J.
Lipstein are such financial experts
•Audit Committee met four times in private session with our
independent auditor, and four times in private session without members of management present, following meetings in 2025

•all committee members are independent under Nasdaq and SEC
rules
•no member of the committee has been a former officer within the last three years  or is a current officer or employee of the company or any of its subsidiaries
•no member has any interlocking relationship requiring disclosure under the rules of the SEC

CORPORATE DEVELOPMENT COMMITTEE	ENTERPRISE RISK MANAGEMENT COMMITTEE
Key Responsibilities	Key Responsibilities
•reviews capital planning and allocations consistent with the
Company's risk appetite to ensure capital adequacy and an
acceptable return on capital
•supports, sources and/or challenges M&A activities related to bank and non-bank entities as pertinent to the Company's stated
strategic objectives
•oversees business model transformation activities, including investments in corporate development
•reviews and monitors the Company's long-term corporate
development strategies and progress
•provides oversight of the appropriateness of strategic metrics and modeling capabilities used in order to assess the strength of existing strategies and potential investments, aligned with the
Company's stated strategic objectives
•oversees the effectiveness and consistency of management
communications with shareholders in a manner that is aligned with the Company's broader strategic vision

•monitors the risk framework to assist the Board in identifying, considering, and overseeing critical issues and opportunities
•evaluates strategic opportunities from a risk perspective,
highlights key risk considerations embedded in such strategic opportunities, and makes recommendations on courses of actions to the Board based on such evaluation
•provides oversight of the risk management monitoring and
reporting functions to help ensure these functions are
independent of the lines of business or risk-taking processes
•makes recommendations regarding the Company's risk appetite, limits and policies and reviewing the strategic plan to help ensure it aligns with the Board-approved risk appetite
•reviews key management systems, processes and decisions, and assesses the integrity and adequacy of the risk management
function to help build risk assessment data into critical business systems

INFORMATION TECHNOLOGY COMMITTEE
Key Responsibilities
•provides oversight of the Company's data privacy and information security policies, and reviews reporting of technology and cybersecurity risks
•assesses technology risks related to information technology, information and data security, cybersecurity, artificial intelligence, data privacy, disaster recovery and business continuity
•reviews the Company's risk appetite, strategy  and objectives related to technology risks and the policies and processes for mitigating such risks
•monitors technology risk management and the effectiveness of the Company's technology risk assessment processes
•oversees  information security reporting, including overall status of the information security program and compliance with regulatory guidelines
•reviews technology strategy, emerging industry trends and the business continuity management program
•oversees cybersecurity risks and tolerances, policies, controls and procedures and the adequacy of related insurance coverage

SEACOAST BANKING CORPORATION OF FLORIDA15 PROXY STATEMENT 2026
Audit Committee Report
In 2025, the Audit Committee was comprised of five directors: Dennis J. Arczynski, Christopher E. Fogal, Maryann
Goebel, Robert J. Lipstein (Chair) and Alvaro J. Monserrat.
The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Seacoast
Banking Corporation of Florida (the “Company”) in its general oversight of the Company’s accounting, auditing and financial reporting practices.  Management is primarily responsible for the Company’s financial statements, systems of internal controls and compliance with applicable legal and regulatory requirements.  The Company’s independent registered public accounting firm, Crowe LLP, for the year ended December 31, 2025 is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion (pursuant to Section 404 of the Sarbanes-Oxley Act of 2002) on the effectiveness of internal control over financial reporting.
The members of the Committee are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Committee certify that the Company’s registered public accounting firm is “independent” under applicable rules.  The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Committee’s members in business, financial and accounting matters. To carry out its responsibilities, the Committee held eight meetings in
2025.
In the performance of its oversight responsibilities, the Committee has reviewed and discussed with management and
Crowe LLP the audited financial statements of the Company for the year ended December 31, 2025.  Management represented to the Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States and that these statements fairly present the financial condition and results of operations of the Company at the dates and for the periods described.  The Committee has relied upon this representation without any independent verification, except for the work of Crowe LLP.  The Committee also discussed these statements with Crowe LLP, both with and without management present, and has relied upon their reported opinion on these financial statements.  The Committee’s review included discussion with Crowe LLP of the matters required to be discussed under Public Company Accounting Oversight Board standards.
With respect to the Company’s independent registered public accounting firm, the Committee discussed with Crowe
LLP, among other things, matters relating to its independence and received from Crowe LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Committee concerning independence.
On the basis of these reviews and discussions, and subject to the limitations of its role, the Committee recommended that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.
The Audit Committee:
Robert J. Lipstein, Chair
Dennis J. Arczynski
Christopher E. Fogal
Maryann Goebel
Alvaro J. Monserrat
February 27, 2026
SEACOAST BANKING CORPORATION OF FLORIDA16 PROXY STATEMENT 2026
Ownership of Common Stock
The tables below provide information regarding the beneficial ownership of our common stock as determined in accordance with
SEC rules and regulations as of the Record Date by (i) each of the Company’s directors, (ii) each of the named executive officers, (iii)
all current directors and executive officers as a group, and (iv) each beneficial owner of more than 5%.  As of the Record Date,
97,657,404 shares of common stock were outstanding.  Unless otherwise indicated, and subject to community property laws where applicable, the Company believes that each of the shareholders named in the table below has sole voting and investment power with respect to the shares indicated as beneficially owned.
Director, Executive Officers and Certain Beneficial Stock Ownership
As of the Record Date, based on available information, all directors, director nominees and executive officers of Seacoast as a group
(18 persons) beneficially owned approximately 1,419,906 outstanding shares of common stock, constituting 1.5% of the total number of shares of common stock outstanding at that date as set forth in the table below.  In addition, as of the Record Date, various subsidiaries of Seacoast, as fiduciaries, custodians, and agents, had sole or shared voting power over 267,678 outstanding shares, or
0.3% of the outstanding shares, of Seacoast common stock, including shares held as trustee or agent of various Seacoast employee benefit and stock purchase plans.
The following table also sets forth information regarding the number and percentage of shares of common stock held by all persons and entities, or principal shareholders, known by the Company to beneficially own 5% or more of the Company’s outstanding common stock, exclusive of directors and officers.  The information regarding beneficial ownership of common stock by the entities identified below are included in reliance on reports filed by the entities with the SEC, except that the ownership percentage is based on the Company’s calculations.

Name of Beneficial Owner Directors and Executive Officers	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Dennis J. Arczynski	66,368 (1)	*
Eduardo J. Arriola	30,929 (2)	*
Jacqueline L. Bradley	42,172 (3)	*
H. Gilbert Culbreth, Jr.	109,131 (4)	*
Christopher E. Fogal	63,809 (5)	*
Maryann Goebel	39,856 (6)	*
Michael E. Griffin **	100	*
Dennis S. Hudson, III	497,212 (7)	*
Kathleen B. Kay **	32	*
Robert J. Lipstein	30,483 (8)	*
Alvaro J. Monserrat	31,321 (9)	*
Randolph A. Moore, III **	2,742 (10)	*
Charles M. Shaffer	230,371 (11)	*
Joseph B. Shearouse, III	47,040 (12)	*
Tracey L. Dexter	44,782 (13)	*
Joseph M. Forlenza	42,280	*
Juliette P. Kleffel	98,749 (14)	*
Austen D. Carroll	42,529	*
All directors and executive officers as a group (18 persons)	1,419,906	1.5%
Name of Beneficial Owner Certain Other Beneficial Owners	Amount and Nature of Beneficial Ownership	Percent of Outstanding Shares
BlackRock, Inc.	13,532,944 (15)	13.9%
The Vanguard Group	7,088,869 (16)	7.3%
North Reef Capital Management L.P.	5,832,075 (17)	6.0%
Wellington Management Group LLP	5,385,927 (18)	5.5%
*  Less than 1%
** Appointed to the Board on March 26, 2026
SEACOAST BANKING CORPORATION OF FLORIDA17 PROXY STATEMENT 2026
(1)    Includes 13,316 shares held in a limited liability company and 3,000 shares held in a SEP-IRA, as to which shares Mr. Arczynski has sole voting and investment power.
Also includes 9,110 shares held jointly with his wife, as to which shares Mr. Arczynski may be deemed to share both voting and investment power.  Also includes 37,799 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Arczynski has no voting or dispositive power. Also includes 2,142 shares that Mr. Arczynski has the right to acquire by exercising options that are exercisable within 60 days after the
Record Date.
(2)    Includes 281 shares held in an IRA. Also includes 2,244 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Arriola has no voting or dispositive power.
(3)   Includes 28,948 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares  Ms.
Bradley has no voting or dispositive power.  Also includes 6,224 shares that Ms. Bradley has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(4)   Includes 10,660 shares held in an IRA, 26,000 shares held in a family limited liability company, and 8,200 shares held in a family sub-S corporation, as to which shares
Mr. Culbreth has sole voting and investment power.  Also includes 1,000 shares held jointly with Mr. Culbreth’s children and 10,328 shares held jointly with his wife, as to which shares Mr. Culbreth may be deemed to share both voting and investment power.  Also includes 49,129 shares held in the Bank’s Directors’ Deferred
Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Culbreth has no voting or dispositive power. Also includes 2,142 shares that Mr. Culbreth has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(5)    Includes 6,875 shares held jointly with Mr. Fogal’s wife and 4,688 shares held by Mr. Fogal’s wife, as to which shares Mr. Fogal may be deemed to share both voting and investment power.  Also includes 32,747 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Fogal has no voting or dispositive power.  Also includes 4,719 shares that Mr. Fogal has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(6)    Includes 31,714 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Ms.
Goebel has no voting or dispositive power. Also includes 2,142 shares that Ms. Goebel has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(7)    Includes 51,416 shares held by Sherwood Partners Ltd, of which Mr. Hudson is the general partner and has sole voting and investment power with respect to such shares.  Also includes 18,104 shares held jointly with Mr. Hudson’s wife.  Also includes 34,315 shares held in the Company’s Retirement Savings Plan, and 133,300 shares that Mr. Hudson has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.  Also includes 21,867 shares held by
Mr. Hudson’s wife as to which shares Mr. Hudson may be deemed to share both voting and investment power.  Includes 9,356 shares held in an IRA.
(8)    Includes 5,166 shares held in IRA as to which Mr. Lipstein has sole voting and investment power.  Also includes 16,705 shares held jointly with Mr. Lipstein’s wife, as to which shares Mr. Lipstein may be deemed to share both voting and investment power.
(9)    Includes 23,778 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr.
Monserrat has no voting or dispositive power.
(10)    Includes 2,742 shares held jointly with Mr. Moore's wife.
(11)  Includes 1,576 shares held in the Company’s Retirement Savings Plan and 8,935 shares held in the Company’s Employee Stock Purchase Plan. Also includes 47,496 shares that Mr. Shaffer has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(12)    Includes 40 shares held by Mr. Shearouse's wife and 36,200 shares held in IRA as to which Mr. Shearouse has sole voting and investment power.
(13)  Includes 1,028 shares held in the Company’s Employee Stock Purchase Plan and 2,469 shares held in the Company's Executive Deferred Compensation Plan.  Also
includes 2,842 shares that Ms. Dexter has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(14)  Includes 27,466 shares that Ms. Kleffel has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(15)  According to a Form 13F filed by BlackRock, Inc. (“BlackRock”) on February 7, 2025 with the SEC, with respect to Seacoast common stock beneficially owned as of
December 31, 2024, BlackRock, Inc. has sole voting power with respect to 12,425,098 shares of Seacoast common stock and sole dispositive power with respect to
12,562,600 shares of Seacoast common stock.  According to its Schedule 13G/A filed on January 23, 2024, BlackRock is a parent holding company and that the shares of common stock listed on the Schedule 13G/A are owned by various subsidiaries of BlackRock.  In addition, BlackRock reported that various persons have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, these shares of common stock, and that one such person,
iShares Core S&P Small-Cap ETF, is known to have more than 5% of Seacoast common stock.  The address of BlackRock is 50 Hudson Yards, New York, NY 10001.
(16)  According to a Form 13F filed by The Vanguard Group on January 29, 2026 with the SEC, with respect to Seacoast common stock beneficially owned as of December
31, 2025, The Vanguard Group has shared sole dispositive power with respect to 6,331,473 shares of Seacoast common stock and 643,728 shares have shared dispositive voting power.  According to its Schedule 13G/A filed on February 13, 2024, The Vanguard Group is an investment advisor and that the shares of common stock listed on the Schedule 13G/A are owned by various subsidiaries of The Vanguard Group, the parent holding company.  In addition, The Vanguard Group reported that no one person is known to have more than 5% of Seacoast common stock.  The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(17)  According to a Form 13F filed by North Reef Capital Management L.P. on February 17, 2026 with the SEC, with respect to Seacoast common stock beneficially owned as of December 31, 2025, North Reef Capital Management L.P. has sole voting power with respect to 5,832,075 shares of Seacoast common stock.  According to its
Schedule 13G filed jointly filed by North Reef Capital Management L.P., North Reef Capital Management GP LLC and James Hanna (jointly, "North Reef") on February
6, 2025, provides that North Reef Capital Management L.P. is an investment advisor.  In addition, North Reef Capital Management L.P. reported that no other various persons have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, these shares of common stock and one person is known to have more than 5% of Seacoast common stock. The address of North Reef is 1833 South Coast Highway, Suite 210, Laguna Beach, CA 92651.
(18)    According to a Form 13F filed by Wellington Management Group LLP on February 17, 2026 with the SEC, with respect to Seacoast common stock beneficially owned as of December 31, 2025, has shared voting power with respect to 3,353,932 shares of Seacoast common stock.  According to its Schedule 13G/A filed on November
12, 2025 with the SEC, each, Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings, LLP, is a parent holding company and that the shares of common stock listed on the Schedule 13G/A is owned on behalf of various clients of one or more investment advisory subsidiaries directly or indirectly owned by Wellington Capital Group LLC and subject to the investment advice of one or more investment advisors of Wellington
Investment Advisors Holdings LLP. In addition, Wellington reported that various persons have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, these shares of common stock, and no one person is known to have more than 5% of Seacoast common stock. The address of
Wellington is 280 Congress Street, Boston, MA 02210.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of the Company’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Directors, executive officers and persons beneficially owning more than 10% of the Company’s common stock are required to furnish the Company with copies of all
Section 16(a) reports they file.  Based on the Company’s review of such reports and written representations from the reporting persons, the Company believes that, during and with respect to fiscal year 2025, all filing requirements applicable to its directors, executive officers and beneficial owners of more than 10% of its common stock were complied with in a timely manner.
SEACOAST BANKING CORPORATION OF FLORIDA18 PROXY STATEMENT 2026
A Letter From Our Compensation and Governance
Committee Chair
Dear Fellow Shareholders,
On behalf of the Compensation and Governance Committee (the “Committee”) and the Board of Directors of Seacoast
Banking Corporation of Florida, I am pleased to present our Compensation Discussion & Analysis. This section of our
Proxy Statement explains how our executive compensation program is designed to align pay outcomes with Company performance and long‑term shareholder value creation.
2025 Performance and Shareholder Outcomes
2025 was a year of strong execution and substantial progress. Our management team successfully completed two strategically important acquisitions that meaningfully increased the franchise value of the Company and were accretive to the Company’s profitability, all while delivering industry‑leading growth in loans and wealth division assets under management. These actions contributed to adjusted net income of $169.5 million, or $1.84 per diluted share, and strengthened the Company’s earnings power and long‑term positioning.
Importantly, shareholders benefited from these results. One‑year total shareholder return significantly outperformed both our peer group and the broader market, reflecting confidence in Seacoast’s strategy, execution, and future prospects as reflected in improved earnings expectations and top quartile valuation.
Pay-for-Performance Alignment
Our compensation philosophy is straightforward: executive pay should reflect performance, risk discipline, and shareholder experience over time. The Committee believes 2025 compensation outcomes demonstrate this alignment.
Given strong operational and financial results, the Company’s 2025 Short‑Term Incentive Plan paid above target, resulting in payouts of 150% of target for our Named Executive Officers. This outcome was driven by strong earnings, return on assets, and loan growth, as well as the disciplined and successful execution of the Heartland Bancshares,
Inc. and Villages Bancorporation, Inc. acquisitions. Throughout the year, management also maintained a strong risk management culture, which remains a core expectation of performance.
At the same time, our long‑term incentive outcomes reflect a balanced and objective assessment of performance across economic cycles. Performance‑based share awards for the 2023–2025 period, which were tied to Relative
Average Annual EPS Growth and Average Annual Return on Average Tangible Equity, were earned below target, resulting in payouts at 57% of target. This outcome reflects relative performance over the full three‑year period and demonstrates that compensation is not insulated from longer‑term shareholder returns.  During 2023 and 2024, management and the Committee made deliberate decisions to moderate growth and preserve capital amid heightened credit and economic uncertainty. While these actions constrained near‑term returns relative to some peers, they positioned the Company to deploy capital into highly accretive opportunities. That capital discipline enabled the successful execution of the Heartland and Villages acquisitions in 2025, which the Committee believes materially enhanced long‑term shareholder value.
Shareholder Engagement and Program Enhancements
At our May 2025 annual meeting, approximately 61% of votes cast supported our advisory Say‑on‑Pay proposal, a decline from prior years. The Committee took this outcome seriously, and shareholders representing a significant portion of our outstanding shares were directly engaged with to better understand their perspectives.
Through this outreach, shareholders emphasized the importance of clear pay‑for‑performance alignment, incentive plan design, and transparent disclosure. In response, the Committee conducted a thorough review of the Company's executive compensation programs and related disclosures, and made responsive enhancements.
SEACOAST BANKING CORPORATION OF FLORIDA19 PROXY STATEMENT 2026
With guidance from our new independent compensation consultant, we expanded our explanation of how performance goals are set and evaluated, disclosed threshold, target, and maximum levels for annual incentive metrics and weightings, and enhanced transparency around our long‑term incentive plan design, performance metrics, payout scales, and results for completed cycles. We also enhanced disclosure regarding our compensation governance practices, including clarifying the operation of our clawback policy. The Committee believes these enhancements directly address shareholder feedback and reinforce our commitment to sound compensation governance.
Looking Ahead
The Committee remains focused on maintaining a compensation program that supports Seacoast’s strategy, promotes prudent risk management, attracts and retains strong leadership, and aligns executive compensation with sustainable performance and shareholder returns. We will continue to engage with shareholders and thoughtfully consider their input as we evolve our compensation programs over time.
We appreciate our shareholders' engagement and thank you for your continued support of Seacoast.
Sincerely,
Maryann Goebel
Chair, Compensation and Governance Committee
Seacoast Banking Corporation of Florida
COMPENSATION AND GOVERNANCE COMMITTEE REPORT
The Compensation and Governance Committee has reviewed and discussed the Compensation Discussion and
Analysis with management. Based on such review and discussions, the Compensation and Governance Committee recommended to the board of directors, and the board of directors approved, that the Compensation Discussion and Analysis be included in this proxy statement.  This report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference by any general statement incorporating by reference this 2026 Proxy Statement into any filing under the Securities Act of
1933, as amended, or the Securities Exchange Act of 1934, as amended.
Compensation and Governance Committee:
H. Gilbert Culbreth, Jr.
Maryann Goebel
Robert J. Lipstein
Alvaro J. Monserrat
April 10, 2026
SEACOAST BANKING CORPORATION OF FLORIDA20 PROXY STATEMENT 2026
COMPENSATION DISCUSSION AND ANALYSIS
Say on Pay Results
We have a long history of strong shareholder support for our Board's pay-for-performance philosophy, executive compensation design and pay actions.  From 2017 to 2024, support for our "Say on Pay" proposal averaged 97% of votes cast on the matter.
However, support for the proposal last year fell to 61%.
Shareholder Outreach Summary
The CGC considered the level of shareholder support of our say-on-pay proposal at our 2025 annual meeting, which was considerably lower than the strong support received in prior years.  We invested time to better understand and address investor perspectives and shareholder concerns and we expanded our shareholder outreach in 2025 and early 2026. Outreach efforts included meetings with investors to discuss executive compensation, governance practices and performance alignment.
Following our 2025 annual meeting, we reached out to our top 20 shareholders, which represent the holders of over 60% of our outstanding institutionally held common stock.  As a result of our outreach in 2025 and early 2026, investors representing approximately 20% of our outstanding common shares responded with a desire to express feedback.  Engagements were generally led by our chief financial officer, chief strategy officer and chief human resources officer, who actively participated in discussions to seek input from shareholders on topics of interest. Insights from these meetings were shared directly with the Board.

OUTREACH	ENGAGEMENT
~ 63% of institutionally held shares	~ 20% of institutionally held shares
We reached out to our top 20 shareholders, representing over 60% of institutionally held shares, to seek engagement on matters of interest	Of the top 20 shareholders that actively responded or chose to participate in discussions, approximately 20% of institutionally held shares were represented
In meetings held in 2025 and early 2026, we received valuable feedback in our conversations with shareholders focused on our executive compensation program practices and corporate governance aspects. The CGC, and the Board as a whole, actively evaluated the feedback and identified enhancements to our executive compensation disclosures, corporate governance practices and board tenure.  The Board took into consideration the concerns that were voiced during our engagements and we have made improvements that address many of our shareholders’ key concerns.
SEACOAST BANKING CORPORATION OF FLORIDA21 PROXY STATEMENT 2026
Below is a summary of the feedback that we received since that last annual meeting during our engagements with shareholders, and the actions we have taken in response.

What We Heard	Our Board’s Actions and Ongoing Practices
Enhance transparency into executive compensation decisions, performance targets and actual results (STI and LTI)
•Expanded disclosure of the Committee’s performance assessment process
•Disclosed threshold, target and maximum STI goals and weightings, along with actual results and qualitative determinations
•Enhanced disclosure of PSU design, performance metrics, payout scales and results for completed cycles

Increase focus on performance metrics that drive shareholder returns and align with Seacoast’s strategic priorities
•Confirmed continued use of PSU metrics aligned with shareholder value creation
•Reviewed peer compensation practices and confirmed that our executive compensation program places a greater emphasis on performance-based variable pay than our peer group with PSUs representing 75% of LTI
•Added organic loan and deposit growth metrics to the 2025 STI program

Align compensation programs with strategic focus on acquisition initiatives and related strategic priorities
•Incorporated transaction-related strategic objectives into qualitative STI goals to reflect integration milestones and synergies
•Re-assessed forward-looking incentive metrics to align with the Company’s expanded scale and strategic focus

Continue to emphasize stock ownership by management and directors
•Emphasize stock compensation with PSUs and RSAs granted under the LTI plan to executive officers for achievement of performance objectives
•All of our directors are paid a stock retainer; some also defer a portion or all of their cash compensation into our director deferred compensation plan
•Our executive officers and directors are also subject to our stock ownership guidelines, which require them to retain a minimum number of shares of our stock
•Our corporate governance guidelines were updated to require that directors own Seacoast stock equal in value to a minimum of five times their base annual cash retainer within five years of joining the Board. Our prior guidelines required a minimum stock holding of three times the annual base retainer was required for each director within four years of joining the Board

Reduce Board age and tenure and the risk of entrenchment
•In 2026, our Board appointed three new directors, Michael Griffin, Kathy Kay and Randolph
A. Moore, III, further enforcing its commitment to a balanced mix of new directors with fresh perspectives and, for continuity, seasoned, experienced directors with deep knowledge of the Company and its markets.  Although our Board does not have a mandatory retirement requirement, it actively uses board evaluations and succession planning and will continue to refresh the board over time.

Declassify Board
•At this year's annual meeting, and subject to  shareholder approval of Proposal 2 in this proxy statement, we will begin phasing in annual elections for our directors.  Based on shareholder feedback, the Board agreed that this change would strengthen our corporate governance

We remain committed to ongoing dialogue with shareholders and to maintaining a compensation program that reflects responsible practices, transparency, and long-term alignment with the interests of our shareholders.
SEACOAST BANKING CORPORATION OF FLORIDA22 PROXY STATEMENT 2026
Named Executive Officers
Age: 52  |  Tenure: 28 Years
CHARLES M. SHAFFER
Chairman and CEO
SELECT PRIOR EXPERIENCE:
•CEO and Director of Seacoast and Bank since
January 2021
•President of Seacoast since June 2020
•Held various executive roles of Seacoast and the
Bank including Chief Financial Officer, Chief
Operating Officer, Community Banking
Executive, and Controller from 2005 to 2020
•Over 25 years of diverse financial services
experience
OTHER EDUCATION/AFFILIATIONS/CERTIFICATIONS:
•CPA licensed in Florida
•Board Member, Mid-size Bank Coalition of America
•Board Member, Florida Bankers Association
•Board Member, United Way of Martin County
•Board Member, Armellini Express Lines
•MBA, University of Central Florida
•B.S., Florida State University
•B.A., Florida Atlantic University
•University of Pennsylvania Wharton School of Business Advanced
Management Program
Age: 52  |  Tenure: 9 Years
TRACEY L. DEXTER
Executive Vice President  Chief Financial Officer
SELECT PRIOR EXPERIENCE:
•SVP and Controller at Seacoast from January
2017 to June 2020
•Senior Manager, Banking and Capital Markets
Practice of PricewaterhouseCoopers
•Held various positions in audit and advisory roles
•Over 20 years of accounting and audit experience
OTHER EDUCATION/AFFILIATIONS/CERTIFICATIONS:
•CPA licensed in Florida
•Former Series-7 Registered Financial Advisor
•Board Member, Hibiscus Children’s Center
•B.S., Florida State University
•B.A., Florida Atlantic University
Age: 64  |  Tenure: 9 Years
JOSEPH M. FORLENZA
Executive Vice President Chief Risk Officer
SELECT PRIOR EXPERIENCE:
•EVP and Chief Audit Executive of Seacoast and Bank from
January 2017 to April 2019
•Managing Director and Chief Audit Executive of Treasury/
Commercial Lending with GE Capital from 2015 to 2017
•Served numerous roles, including Chief Audit Executive for
broker-dealer and Audit Director covering capital markets,
banking and risk management functions for over 20 years
at Citigroup
•Various audit and consulting in financial services positions with Coopers & Lybrand
•Over 40 years of financial services, risk management,
treasury, valuation, and internal audit experience
OTHER EDUCATION/AFFILIATIONS/CERTIFICATIONS:
•CPA licensed in New York
•Member of the Risk Management Association
•Board Member and Treasurer, The Falls Homeowner Association
•B.S., Pace University
Age: 55  |  Tenure: 11 Years
JULIETTE  P. KLEFFEL
Executive Vice President Chief Operating Officer
SELECT PRIOR EXPERIENCE:
•EVP and Chief Banking Officer at Seacoast from July
2020 to December 2023
•Served in several roles, including EVP of Small Business
Banking, Community Banking Executive and Central
Orlando Market President at Seacoast from October
2014 to January 2020
•Held various positions managing Government Lending/
SBA, Treasury Sales, Marketing, as well as Commercial
Lending with BankFIRST from November 2000 to
October 2014 until the merger into Seacoast
•Over 25 years of retail and business banking experience
in the Orlando market
OTHER EDUCATION/AFFILIATIONS/CERTIFICATIONS:
•Executive Board Member, Edgewood Children’s Ranch and
Endowment boards
•Executive Board Member/Chairman and Finance Committee
member, Central Florida YMCA
•Lifetime Director, West Orange County Chamber of Commerce
•Former Executive Director, National Entrepreneur Center, The
Gardens at DePugh Nursing Home and Garden Theatre
•Certified Lender Business Banker
•The Stonier Graduate School of Banking
Age: 48  |  Tenure: 5 Years
AUSTEN D. CARROLL
Executive Vice President Chief Lending Officer
SELECT PRIOR EXPERIENCE:
•Chief Banking Officer with Ameris Bank from
December 2018 to July 2020
•Served as Regional and Market Presidents with Ameris
Bank between 2008 and 2018
•Held various positions managing credit and special
assets with Darby Bank from 2004 to 2008
•Over 25 years of commercial and business banking
experience in the Southeastern region of the U.S.
OTHER EDUCATION/AFFILIATIONS/CERTIFICATIONS:
•Louisiana State University Graduate School of Banking
•B.S., Valdosta State University
SEACOAST BANKING CORPORATION OF FLORIDA23 PROXY STATEMENT 2026
Company Performance and Key Accomplishments in 2025
Our 2025 results reflect Seacoast's strong performance and building momentum. During the year, we added scale through two strategic acquisitions that brought attractive funding with leading market share, and strengthened our ability to serve clients across some of the most dynamic markets in Florida. Our acquisition of Villages Bancorporation, Inc. introduced a highly desirable presence in a unique and rapidly growing market, and meaningfully enhanced our capacity for sustained growth. We also welcomed Heartland
Bancshares, Inc. into Seacoast and completed the system conversion during the year. Seacoast’s relationship-driven model will continue to support the longstanding history of community banking and deep local ties that made these two banks so exceptional.
On an organic basis, loans increased 9%, we improved operating leverage, with the adjusted efficiency ratio more than five points better year over year, and expanded our footprint. In combination, those drivers translated into 45% growth in adjusted pre-tax, pre-provision earnings, demonstrating meaningful momentum in the earnings engine of the Company. Our strong foundation provides ample capacity to support future organic growth, attract and retain talent, invest in productivity, and act opportunistically when we see compelling opportunities. Key accomplishments in 2025 include:
•Net income of $144.9 million, an increase of $23.9 million, or 20%, compared to 2024, and adjusted net income1 of
$169.5 million, an increase of $37.0 million, or 28%, compared to 2024
•On an adjusted basis, pre-tax pre-provision earnings1 of $274.7 million increased 45% from the prior year
•Net interest income grew $121.5 million, or 28%, to $553.5 million, and the net interest margin expanded 34 basis points to 3.58%
•9% organic loan growth, reflecting the value of investments made in recent years to attract talent and expand the commercial banking team
•Assets under management in our wealth division expanded meaningfully in 2025, adding $549 million in new organic growth
•Stronger than peer loan-to-deposit ratio of 78%, well positioned for continued growth and value creation
•Continued strong capital position, with a Tier 1 capital ratio of 14.5%, and a tangible equity (including convertible preferred stock) to tangible assets ratio of 9.31%. Tangible equity and assets exclude goodwill and other intangible assets
•Through the transformative acquisitions of Villages Bancorporation, Inc. and Heartland Bancshares, Inc., accompanied by strong organic growth, total assets grew 37% to $20.8 billion
•Net charge-offs to average loans of 0.12% in 2025 compared to 0.27% in 2024
•Nonperforming assets to total assets of 0.37% at December 31, 2025 compared to 0.65% at December 31, 2024
•Increased the quarterly dividend 5% to $0.19 per share
•Named by American Banker as a 2025 Best Places to Work
•Achieved an employee engagement score of 85%, as reported through our 2025 employee engagement survey
1

Market Capitalization ($ in Billions)

$2.1
$2.2
$2.4
$2.4
$3.1
2021
2022
2023
2024
2025

1
1
1
1 Non-GAAP measure; for more information and reconciliation to GAAP, refer to Appendix A – Information Regarding Non-GAAP Financial Measures.
SEACOAST BANKING CORPORATION OF FLORIDA24 PROXY STATEMENT 2026
2025 Executive Compensation Actions
The CGC and CEO evaluate the performance of NEOs and other senior executives using a combination of quantitative and qualitative measures. Given our accelerated growth, evolving business, and changing executive responsibilities, performance is assessed through scorecards approved at the beginning of each year that establish performance expectations. Actual results are evaluated at year-end, and performance ratings are developed for each NEO to inform compensation decisions. The CGC believes that qualitative performance assessments support effective compensation, development, and long-term shareholder value creation.
The CEO works closely with the CGC in establishing executive compensation, including annual incentive opportunities. The CEO evaluates the performance of each NEO and other senior executives and makes compensation and incentive recommendations to the CGC based on these evaluations, market compensation data, and other relevant information. The CGC independently evaluates the CEO’s performance and determines his compensation without the CEO present.  The CGC also meets with the independent members of the board to review the CEO's performance and to discuss and approve the CEO's compensation.
Equity awards granted in 2025 were determined based on 2024 performance scorecard evaluations. Equity awards related to 2025 performance will be granted in 2026. Annual cash incentive awards for 2025 were based on 2025 performance evaluations and will be paid in 2026.
Compensation and Governance Best Practices - What We Do and What We Don't Do

WHAT WE DO	WHAT WE DON'T DO
✓Manage our executive compensation programs to have a strong pay-
for-performance orientation.
✓Link performance-based incentive awards to enterprise-wide and individual performance goals.
✓Grant our NEOs equity-based awards based on Company and
individual performance.
✓Emphasize long-term stock-based awards in our executive
compensation and total incentive strategies.
✓Set meaningful performance goals that align management with shareholder interests.
✓Require Tier 1 Capital compliance thresholds to be met for any portion of the PSUs to vest.
✓Ensure that incentives are sensitive to risk considerations.
✓Provide minimal executive perquisites.
✓Maintain executive stock ownership requirements and require post-
settlement holding periods or mandatory deferral of certain
performance-based awards.
✓Maintain a clawback policy for executive incentive-based
compensation to ensure accountability and in accordance with
NASDAQ listing requirements.
✓Engage with shareholders on their concerns or priorities for our director and executive compensation programs.
✓Engage an external, independent compensation consultant.

✗No repricing of stock options without
shareholder approval.
✗No incentives that encourage improper risk
taking.
✗No excise tax gross-ups upon a change in
control.
✗No single trigger vesting acceleration on
unvested equity in connection with a change-
in-control.
✗No hedging, and limited pledging, of our
common shares by our directors and
executive officers.

SEACOAST BANKING CORPORATION OF FLORIDA25 PROXY STATEMENT 2026
Compensation Program and Philosophy
Our executive compensation program is designed to attract, motivate, and retain experienced executives while aligning pay with performance and shareholder interests. The CGC seeks to balance short-term results with long-term value creation. Our long-term business strategies and key priorities guide our compensation programs, which are designed to accomplish the following:
•Allow the Company to compete for, hire and retain talented executives critical to our success, with the capabilities required to achieve our business objectives related to growth, innovation and profitability
•Incentivize executives to deliver sustainable results with a risk appropriate framework
•Establish clear expectations for individual goals that recognize and reward individual achievement and contributions consistent with our enterprise-wide growth, return and risk management objectives
•Use performance-based compensation to link the success of the individual with the success of the Company
•Hold executives accountable and reward long-term performance
•Align executive compensation with the interests of our shareholders
Elements of Compensation
The CGC is committed to aligning our compensation programs with the Company’s evolving business strategy, sound governance principles, effective risk management practices, and our objective of generating superior long-term returns for shareholders. To support this objective, we emphasize pay-for-performance in the design and administration of our executive compensation programs.  We believe that our executive compensation framework effectively aligns the compensation of our CEO and other executive officers with long-term shareholder interests.  In making compensation decisions and designing program structure, the
CGC considers competitive market practices, including data from a carefully selected compensation peer group.  The following table summarizes the primary elements of our executive compensation program.

Pay Element	Purpose	Determination
Base Salary	Provides a fixed element of compensation that recognizes an individual’s job responsibilities and expertise.	Reflects the CGC’s assessment of the executive’s experience, skills and value to Seacoast.
Annual Short-Term Incentive Awards	Provides cash incentive opportunities tied to achievement of annual quantitative and qualitative performance objectives.
Reflects the executive team’s performance against
pre-established annual goals and metrics. In 2025,
quantitative metrics included earnings per share,
return on assets, and organic loan and deposit
growth.  Additionally, the CGC considered the
achievement of pre-established targets relating to
successful execution of acquisition-related
activities, scaling and expansion initiatives, and
metrics relating to customer satisfaction and
employee engagement.

Performance Stock Units (“PSUs”)	Provides performance-based equity compensation tied to long-term performance outcomes that aligns executives with long-term shareholder interests.
The target number of PSUs granted is determined
by the CGC after consideration of the executive
team's  performance scorecard for the prior year.
The number of PSUs that may be earned is based on
the level of achievement of performance goals
established by the CGC over a three-year
performance period, measured relative to our peer
group.  In addition, PSUs only vest upon completion
of a one-year continued service requirement
following the close of the performance period.
Value realized upon vesting varies based on stock
price at the vesting date.  PSUs represent 75% of
each NEO's annual equity awards.

Restricted Stock Awards (“RSAs”)	Provides time-based equity compensation that aligns executives’ interests with shareholders, encourages stock ownership, supports retention, and balances risk-taking.
The number of RSAs granted is determined by the
CGC after consideration of the executive team’s
performance scorecard for the prior year.  The
realized value of RSAs is based on stock price at the
vesting date.  RSAs represent 25% of each NEO's
annual equity awards.

SEACOAST BANKING CORPORATION OF FLORIDA26 PROXY STATEMENT 2026
2025 NEO Mix of Target Total Direct Compensation
The CGC structures the compensation program for executive management with an emphasis on long-term performance-based compensation.  For planning purposes, the CGC focuses on the sum of annual base salary, annual short-term incentive opportunities and the target value it considers and approves for equity awards, which are granted in the subsequent year based on annual scorecard performance. We refer to this planning value as target Total Direct Compensation (“TDC”).  The following charts illustrates the relative emphasis of each pay element in relation to the target TDC.

73%
AT RISK
62%
AT RISK
2025 Pay Outcomes

	Charles M. Shaffer Chairman & CEO	Tracey L. Dexter EVP & CFO	Joseph M. Forlenza EVP & CRO	Juliette P. Kleffel EVP & COO	Austen D. Carroll EVP & CLO
Base Salary	$1,000,000	$486,750	$472,000	$575,000	$525,000
Short-Term Incentive (1)	$1,500,000	$525,000	$412,500	$562,500	$562,500
RSA (2)	$437,500	$106,250	$106,250	$131,250	$131,250
PSU (2)	$1,312,500	$318,750	$318,750	$393,750	$393,750

(1) Cash incentive paid in 2026 reflective of 2025 performance.
(2) Grant date value assuming the achievement of the target performance level for PSUs.
SEACOAST BANKING CORPORATION OF FLORIDA27 PROXY STATEMENT 2026
Elements of Compensation Decision Making
Role of CGC
The CGC is responsible for establishing our compensation philosophy and for overseeing our executive compensation policies and programs generally.  As part of this responsibility, the CGC:
•regularly interacts with our executives in order to make informed decisions on performance, potential, developmental needs and their value to Seacoast;
•approves our executive compensation programs, including selection of our peer group, issuance of equity awards, and certification of results;
•evaluates the performance of the CEO and determines the CEO’s compensation for recommendation to the Board;
•reviews the performance of other members of executive management and their compensation adjustments proposed by the CEO; and
•assesses our incentive strategies from a risk perspective, ensuring that earnings opportunities strike the right balance between risk and reward and that our executives are not motivated to take excessive risks.
Role of Chairman and CEO
The CEO conducts a quantitative and qualitative assessment of NEO performance based on pre-established annual goals. At the beginning of each year, the CGC approves performance scorecards that align with the Company’s strategic and operating priorities and establish the performance criteria by which results are evaluated at year-end. Following the completion of the fiscal year, the
CEO evaluates NEO performance against these scorecards and develops performance ratings, which are presented to the CGC for review and discussion.
Our CEO works closely with the CGC in establishing executive compensation for each NEO and other senior executives. Based on his performance evaluations, competitive market data, and other relevant considerations, the CEO provides recommendations to the
CGC regarding base salary adjustments, annual incentive payouts, and long-term incentive awards for the NEOs and other senior executives. The CEO also provides incentive compensation target payment recommendations for the Committee’s consideration.
Role and Independence of the Compensation Consultant
The CGC strives to adhere to effective governance practices and principles. As such, our CGC is comprised solely of independent directors and is advised by external independent compensation consultants on compensation matters.  The Committee retained
Alvarez and Marsal, LLC (“A&M”) as its independent compensation consultant to advise the CGC in 2024 and the first half of 2025.
A&M periodically attended CGC meetings, including executive sessions and provided information and advice independent of management.
Following the 2025 annual meeting, the CGC engaged Meridian Compensation Partners ("Meridian") as its independent compensation consultant to advise on the Company's executive compensation program and provide fresh perspective, insights and expertise.  Meridian regularly attended CGC meetings in the second half of 2025 and in 2026, including executive sessions, and provided information and advice on areas of compensation philosophy, design and structure and market pay practices to assist with compensation decisions.  At the direction of the CGC Chair, Meridian also assisted management with various activities that support
Seacoast’s executive compensation program.
The CGC evaluated independence considerations pursuant to SEC and NASDAQ rules and concluded that the engagements of A&M and Meridian, and the services each provided, did not raise any conflict of interest.
SEACOAST BANKING CORPORATION OF FLORIDA28 PROXY STATEMENT 2026
Compensation Peer Group and Market Data
The CGC relies on market pay data and related research to inform its decision on the construction and expected outcomes of our director and executive compensation programs. In considering peer group construction, the CGC recognizes that Seacoast competes for executive talent against a wide variety of financial services organizations that rely on or want to acquire the skill sets that our executives offer.  As a result, the CGC utilizes publicly disclosed information and data from a size-appropriate, high-
performing core bank industry compensation peer group in its decision process.  As needed, we supplement information and data from our compensation peer group with proprietary survey data from the McLagan’s Regional Banking and Pearl Meyer’s Mid-Size
Banking surveys.
The CGC does not target a specific percentile of market compensation when establishing base salaries, annual cash incentives, or long-term equity awards for our NEOs.  While market data serves as an important benchmark to support the CGC’s deliberations, compensation decisions are determined based on a range of factors, including Company performance, individual contributions, leadership impact and talent considerations.  The CGC reviews proposed pay actions relative to market data to assess overall reasonableness, with the market benchmarks serving as a reference and validation tool rather than a formulaic determinant of pay outcomes.
For 2025, the peer group was selected from publicly traded banks with asset sizes between $10-$40 billion with comparable geographies, business models, risk profiles and principles as Seacoast.  Seacoast's asset size was approximately $20.8 billion as of
December 31, 2025.
The CGC reviews the peer group annually to ensure its continued appropriateness and makes changes when necessary.  In 2025, the
CGC replaced two peers, Home Bancshares, Inc. (HOMB) and First Financial Bankshares, Inc. (FFIN), with Prosperity Bancshares, Inc.
(PB) and OceanFirst Financial Corp. (OCFC) to better represent reasonable comparability based on asset size, geography, business mix and risk profile.  In light of continued industry merger and acquisition activity, the CGC expanded the peer group to include three additional peers; FB Financial Corp. (FBK), First Merchants Corp. (FRME) and Fulton Financial Corp. (FULT), each of which fall within the CGC's approved peer group parameters.
Our 2025 Peer Group was comprised of the following companies:
2022 PEER GROUP

2025 PEER GROUP
Ameris Bancorp (ABCB)	First interstate BancSystem, Inc. (FIBK)	ServisFirst Bankshares, Inc. (SFBS)
Atlantic Union Bankshares (AUB)	First Merchants Corp. (FRME)	Simmons First National (SFNC)
BancFirst Corp. (BANF)	Fulton Financial Corp. (FULT)	TowneBank (TOWN)
CVB Financial Corp. (CVBF)	Independent Bank Corp. (INDB)	Trustmark Corporation (TRMK)
Enterprise Financial Services (EFSC)	OceanFirst Financial Corp. (OCFC)	United Community Banks, Inc. (UCB)
FB Financial Corp. (FBK)	Prosperity Bancshares, Inc. (PB)	WesBanco, Inc. (WSBC)
First Bancorp (FBNC)	Renasant Corp. (RNST)	WSFS Financial Corporation (WSFS)
First Busey Corp (BUSE)
SEACOAST BANKING CORPORATION OF FLORIDA29 PROXY STATEMENT 2026
2025 Elements of Compensation and Pay Decisions
Base Salaries
Our NEOs receive a base salary that reflects the CGC’s assessment of their skills and value to Seacoast.  It is the CGC’s philosophy to provide competitive base salaries relative to comparable executives in the compensation peer group and make market-based adjustments as it deems appropriate.  Salaries can be adjusted to reflect experience and tenure in a position, internal pay equity, promotions, changes in scope of responsibilities, individual performance, and retention considerations.  Salary increases for the
NEOs, including our CEO, were 5% or less in 2025.  The 2025 annualized base salary actions for our NEOs are summarized in the following table.

Named Executive Officer	2024	2025	% Change
Charles M. Shaffer	$965,500	$1,000,000	3.6%
Tracey L. Dexter	$475,000	$486,875	2.5%
Joseph M. Forlenza	$461,000	$472,000	2.4%
Juliette P. Kleffel	$550,000	$575,000	4.5%
Austen D. Carroll	$500,000	$525,000	5.0%
Annual Short-Term Incentive
Seacoast annual short-term incentive ("STI") compensation is designed to incent our NEOs to achieve critical pre-established annual financial and non-financial goals that drive our key strategic and operational results and help to enhance shareholder value.
The CGC is responsible for approving performance goals and related payout levels, setting each NEO’s target award opportunity and approving payouts under the STI plan. The CGC retains the authority to exercise informed discretion to reduce otherwise earned incentive payouts as it deems appropriate.
Target Short-Term Incentive Opportunity
The CGC assigned each NEO a target annual incentive award opportunity for 2025 based on competitive market data and the executive’s position, responsibilities and role.

Named Executive Officer	Base Salary	STI Target ($)
Charles M. Shaffer	$1,000,000	$1,000,000
Tracey L. Dexter	$486,875	$350,000
Joseph M. Forlenza	$472,000	$275,000
Juliette P. Kleffel	$575,000	$375,000
Austen D. Carroll	$525,000	$375,000
Each NEO may earn between 0% and 200% of his or her target annual incentive opportunity based on achieved performance against pre-set performance goals, with 50% of target earned for threshold performance, 100% of target earned for target performance, and 200% of target earned for maximum performance. For performance between threshold and target, and target and maximum, the payout is determined by linear interpolation. Any amounts earned for 2025 performance were paid in cash in 2026.
SEACOAST BANKING CORPORATION OF FLORIDA30 PROXY STATEMENT 2026
Short-Term Incentive Performance Metrics
For purposes of 2025 STI, the CGC selected the following quantitative performance measures.

Performance Metric	Weight	Why it Matters
Adjusted Earnings Per Share (EPS)	25%
Earnings per share (EPS) is the portion of the Company’s profit allocated to each share of common stock.  The measure is broadly used as an indicator of profitability, useful for tracking performance over time or in comparison to benchmarks.

Adjusted Return on Assets (ROA)	25%	Net income as a percentage of average total assets. A broadly used indicator of efficient use of assets to generate earnings, useful for tracking performance over time or in comparison to benchmarks.
Organic Loan Growth	25%	Core revenue expansion of real sustainable demand for lending activities and ongoing customer relationships that support profitability and long-term franchise value.
Organic Deposit Growth	25%
Drives customer engagement and relationships for cross-product revenue generating opportunities and supports strong liquidity balances, reducing interest rate risk and extending long-term franchise value.

Our performance goals were set with the objective of achieving strong financial results and factoring in prudent risk management.
The CGC believes these performance metrics capture the most important aspects of the Company's top and bottom-line performance. The equal weighting among the performance metrics aligns with the relative importance of the metrics and the strength of our business.
Calculation of 2025 Short-Term Incentive Payout
Quantitative Performance Measures
The table below shows calculation of each NEO's 2025 STI award.

Quantitative Performance Objective	Weight	Weighted Payout	Threshold	Target	Maximum	Performance Achieved
			50%	100%	200%	Actual	Payout
Adjusted Earnings Per Share (EPS)[1]	25%	50%	$1.49	$1.65	$1.98	$2.05	200%
Adjusted Return on Assets (ROA)[1]	25%	50%	0.9%	1.0%	1.2%	1.2%	200%
Organic Loan Growth	25%	39%	4.0%	7.0%	12.0%	9.4%	157%
Organic Deposit Growth	25%	—%	3.0%	4.0%	9.0%	0.2%	—%
Total Quantitative Performance Payout		139%
(1) Non-GAAP measure. For more information and reconciliation to GAAP, refer to Appendix A - Information Regarding Non-GAAP Financial Measures.
While we did not achieve our targeted deposit growth, the company specifically took action to lower deposit costs at the expense of overall deposit growth, resulting in faster deposit cost reductions than peers, greater net interest income and stronger margin expansion, positioning the Company for better performance in 2026.  While this impacted STI payouts, it is expected to result in better returns for shareholders in the long run.
SEACOAST BANKING CORPORATION OF FLORIDA31 PROXY STATEMENT 2026
Qualitative Performance Scorecard
For the purposes of the STI compensation, including the 2025 STI, the CGC evaluates Company performance on a holistic basis, considering achievement against established strategic priorities and risk management objectives that support the Company’s financial goals.  The Committee first reviews the incentive award payouts that would be earned by the NEOs based solely on the pre-
established quantitative performance measures. The CGC then assesses the leadership team’s execution of strategic priorities set at the beginning of the year and, based on this evaluation, can exercise informed discretion to modify the calculated incentive award as appropriate in determining  the final payout amount for each executive. Under the terms of the STI program, the Committee may increase or decrease the calculated award by up to 15%.

2025 Qualitative Performance Priorities	Accomplishment
Merger and Acquisition Execution
•Successfully executed all legal, financial and regulatory requirements and completed the acquisitions of Heartland Bancshares, Inc. and Villages Bancorporation, Inc.
•Achieved associate retention and conversion goals with no critical impact to business operations or customer ability to conduct business

Risk and Control
•Successfully managed risk while effectively balancing Company growth
•Fostered a strong risk culture throughout the Company that focuses on the shared values, attitudes, competencies, and behaviors related to risk awareness, risk taking and risk management
•Enhanced enterprise risk management framework and governing practices

Customer Satisfaction	•Exceeded post-conversion customer sentiment goal on survey conducted by third party by 14% •Ended 2025 with a monthly average customer overall satisfaction score that well exceeded the target goal
Talent & Culture	•Increased overall associate engagement from 84% to 85% •Achieved a 91% top talent retention rate for 2025, above the 90% goal
Technology & Innovation	•Delivered an updated technology roadmap, with key initiatives underway at year-end •Effectively scaled technology for rapid inorganic growth, with eight scale initiatives launched in 2025
Geographic Expansion	•Opened 5 new branch locations in 2025
After reviewing annual performance, the Committee applied an 11% upward qualitative modifier to recognize achievement of the
Company’s key strategic priorities outlined above, resulting in an overall STI payout of 150% of target for each named executive officer. The table below summarizes the STI awards earned by each NEO:

Named Executive Officer	STI Target ($)	Quantitative Performance Achieved (%)	Qualitative Modifier (+/- up to 15%)	Actual STI (% of Target)	STI Amount Achieved ($)
Charles M. Shaffer	$1,000,000	139%	+11%	150%	$1,500,000
Tracey L. Dexter	$350,000	139%	+11%	150%	$525,000
Joseph M. Forlenza	$275,000	139%	+11%	150%	$412,500
Juliette P. Kleffel	$375,000	139%	+11%	150%	$562,500
Austen D. Carroll	$375,000	139%	+11%	150%	$562,500
SEACOAST BANKING CORPORATION OF FLORIDA32 PROXY STATEMENT 2026
Individual Performance
The CGC considers company and individual performance outcomes when determining the grant value of incentives. Considerations for 2025 awards included the following items:

Charles M. Shaffer, Chairman and Chief Executive Officer
•Completing the acquisitions of Heartland Bancshares, Inc. and Villages Bancorporation, Inc.  These two transactions were transformational for Seacoast's earnings outlook and improved shareholder returns
•Focused effort to drive improvement in shareholder returns through creating stronger efficiency and productivity across the organization
•Industry leading growth in loans outstanding and wealth management
•Maintaining strong associate engagement and enterprise-wide alignment with Company culture
•Continued focus on talent acquisition and maturity of the enterprise
•Consistency in delivering shareholder value, with a balanced focus on risk adjusted returns and growth
•Maintaining a strong relationship with shareholders, regulators and our communities at large

Tracey L. Dexter, Executive Vice President, Chief Financial Officer
•Contributions to enterprise-wide business strategy efforts and efficiency initiatives
•Building strong relations with shareholders by establishing sound reputation of financial transparency
•Successful execution of the acquisitions of Heartland Bancshares, Inc. and Villages Bancorporation, Inc.
•Key role in investment decision-making and prioritizing the support for key projects and teams

Joseph M. Forlenza, Executive Vice President, Chief Risk Officer
•Continued contributions to the Company’s enterprise-wide risk management process
•Additional improvements in governance, risk, and compliance oversight and reporting
•Key role in rigorous due diligence of M&A opportunities
•Additional enhancements to the Enterprise Risk Management (ERM) Program
•Maturation of risk lines for mid-bank expectations
•Maintained regulatory relationships and exam management

Juliette P. Kleffel, Executive Vice President, Chief Operating Officer
•Substantial year-over-year productivity gains in organizational units
•Delivered a well-executed conversion of Heartland Bancshares, Inc.
•Contributions to the implementation of our technology modernization
•Key role in expanding the Bank's scalability with enhanced automation, process improvements and service delivery, with a focus on robotic process automation and maturing the organization towards an AI environment
•Execution of strategy initiatives and top talent acquisition

Austen D. Carroll, Executive Vice President, Chief Lending Officer
•Contributions to the hiring of key leadership roles to build out the middle market segment in commercial banking
•Expansion of key teams in north Florida and Atlanta, including top talent acquisition
•A continued focus on recruiting exceptional talent to Seacoast
•Achievement of record growth in our wealth management division
•Industry leading loan growth
•Key driver of Seacoast’s balanced growth strategy
•Successful collaboration with internal partners to ensure adequate support and speed to market
•Continued enhancements to commercial treasury management products and talent improvements

SEACOAST BANKING CORPORATION OF FLORIDA33 PROXY STATEMENT 2026
Long-Term Incentives
The CGC believes that a significant portion of the NEOs’ target compensation should be delivered in the form of equity-based incentives that motivate our executives to drive and create the long-term performance of the Company. These awards are intended to reward performance over a multi-year period, align the interest of our executives with those of our shareholders, instill an ownership culture, support retention, and elevate our visibility and appeal as an employer of choice for highly skilled talent. Long-
term incentive (“LTI”) awards are granted to our NEOs under the 2021 Incentive Plan.
To align NEO compensation with long-term shareholder interest, the CGC grants LTI awards in the form of PSUs and RSAs, whereby
75% is granted in PSUs, with achievement levels dependent upon the Company's performance relative to the peer group, and 25% is granted in time-based RSAs vesting over a 3-year period.  We believe this emphasis on performance-based awards appropriately aligns with shareholder interests.
The following summarizes the type, mix, vesting and performance objectives of equity granted to NEOs in 2025.

Type of Equity	Equity Mix	Description	Performance Objective(s)
Performance Stock Unit ("PSU") Awards	75%	•3-year performance period, with additional service required through the end of the year following the performance period •Payout as a % of target (0-225%)
•Relative Average Annual EPS Growth (50%)
compared to peers
•Relative Average Annual ROATE (50%)
compared to peers
•Tier 1 Capital Compliance
•Grant value determined based on overall
performance in the prior year

Time-Based Restricted Stock Awards ("RSA")	25%	•3-year ratable vesting	•Grant value determined based on recognition of overall performance in the prior year

PSU Metrics
50%
50%
Relative EPS Growth
Relative ROATE

The value of PSUs and RSAs granted in 2025 was determined based on 2024 performance.  The grant date value of 2025 equity awards for each NEO is shown below:

Named Executive Officer	2025 Equity Award Grant Date Value ($)
	PSU Target (1)	RSA (2)	Total Equity
Charles M. Shaffer	$1,312,500	$437,500	$1,750,000
Tracey L. Dexter	$318,750	$106,250	$425,000
Joseph M. Forlenza	$318,750	$106,250	$425,000
Juliette P. Kleffel	$393,750	$131,250	$525,000
Austen D. Carroll	$393,750	$131,250	$525,000

(1)  The values presented reflect the grant date value of the PSU award, assuming the achievement of the target performance level.
(2)  The values reported reflect the grant date value of the RSA award.
SEACOAST BANKING CORPORATION OF FLORIDA34 PROXY STATEMENT 2026
Performance Stock Unit ("PSU") Awards
PSU awards are granted as stock-settled incentive awards where payout can vary from 0% to 225% of the target number of shares granted.  One-half of the PSUs will be earned based on Seacoast’s three-year average annual growth in EPS relative to the peer group described under “Compensation Peer Group” (“EPS PSUs”).  The remaining one-half of the PSUs will be earned based on
Seacoast’s three-year average annual return on average tangible  equity relative to the peer group (“ROATE PSUs”).  PSUs that achieved the applicable performance goals will vest following a one-year post-performance holding period and subject to the grantee’s continued service. The CGC selected EPS and ROATE given their importance in the Company's strategic plan and significant influence on stock price performance over sustained periods of time. In each case, the number of PSUs actually earned will be determined by our performance as compared to the peer group approved by the CGC at the time of grant, subject to an absolute performance payout cap. PSU payouts will be capped at the target in the event that certain absolute EPS and ROATE hurdles are not met, irrespective of performance relative to the peer group. Cash dividend or dividend equivalents on PSUs awarded to management are accrued from the grant date and paid only if and when the underlying units become vested and payable.

Performance Measure	Description	Purpose of LTI Program
Relative Average Annual Earnings Per Share ("EPS") Growth
Measures the annual growth rate of earnings per
share over the applicable performance period,
reflecting the portion of the Company’s
profitability attributable to each outstanding
share of common stock.
Serves as a key indicator of sustained profitability and value creation for shareholders, aligning executive compensation with long-term financial performance and earnings growth.
Relative Average Annual Return on Average Tangible Equity ("ROATE")	Measures net income as a percentage of average tangible equity annually over the performance period, excluding goodwill and other intangible assets.	Evaluates the effectiveness with which management deploys shareholders’ tangible capital, promoting disciplined capital allocation and long-term returns on equity.
The number of ROATE Units and EPS Growth Units that shall become eligible to vest shall be determined as a percentage of the target number of units granted, subject to the absolute performance limiters and caps and the performance gateway requirement described below:

Company's Ranked Percentile Performance Against Peer Group	Performance Level	Percentage of Granted Units Eligible to Vest
90th Percentile or Above	Maximum	225%
50th Percentile	Target	100%
25th Percentile	Threshold	25%
Below 25th Percentile	Below Threshold	0%
Vesting for ranked percentile performance that falls between the 25th and 50th percentiles and between the 50th and 90th percentiles shall be determined to the nearest tenth of a percentage point by linear interpolation.  Notwithstanding the Company’s ranked percentile performance described above:
•Vesting of the ROATE Units shall not exceed 100% of Target if the Company’s average Annual ROATE for the performance period is less than 5%;
•Vesting of the EPS Growth Units cannot exceed 100% of Target if the Company’s average Annual EPS Growth for the performance period is less than 0%; and
•No ROATE Units or EPS Growth Units shall vest if Tier 1 Capital Condition is not met as of the end of the last year of the performance period.
SEACOAST BANKING CORPORATION OF FLORIDA35 PROXY STATEMENT 2026
PSU Awards Granted in 2025 for the Performance Period 2025-2027
In April 2025, the CGC approved a grant of PSUs designed to reward achievement over the three-year performance period
2025-2027.  For the target values of the awards for each NEO, refer to the  “Long Term Incentives - 2025 Equity Award Grant Date
Value” section. Actual achievement of the award, which could range from 0% to 225% as discussed above, will depend on the
Company’s actual performance relative to peers over the three-year period.
PSU Awards Granted in 2024 for the Performance Period 2024-2026
In April 2024, the CGC approved a grant of PSUs designed to reward achievement over the three-year performance period
2024-2026. Actual achievement of the award, which could range from 0% to 225% as discussed above, will depend on the
Company’s actual performance relative to peers over the three-year period.
PSU Awards Granted in 2023 for the Performance Period 2023-2025
In April 2023, the CGC approved a grant of PSUs designed to reward performance over the three-year performance period 2023 –
2025.
On February 10, 2026, the CGC approved the payout for the 2023 PSU grants for the 2023 - 2025 performance period, in the amount equal to 67.5% of the target amount granted based on the Company’s relative average annual growth in EPS, and 47.2% of the target amount granted based on the Company's relative average annual ROATE during the three-year performance period ended December 31, 2025, as shown in the table below.  The CGC reviewed the LTI achievement resulting in 57% payouts.  These awards will vest on December 31, 2026, following a one-year post-performance holding period and subject to the grantee's continued service.

Performance Measure (2023 PSUs)	Weight	Actual Performance Amongst Peers	Actual Shares Awarded as a % of Target
Relative Average Annual EPS Growth	50%	Ranked #13 of the 20- member peer group	67.5%
Relative Average Annual ROATE	50%	Ranked #12 of the 20- member peer group	47.2%
Total Achievement (% of Target)			57.4%
Time-Based Restricted Stock Awards (“RSA”)
Our pay-for-performance stock incentive strategy is balanced with the use of time-based RSAs to enhance holding power, retention and recruitment, while further aligning the interests of the executives and shareholders.  The RSAs granted in 2025 were issued in recognition of 2024 performance, and vest ratably over a three-year period. Dividends may be payable subject to additional restrictions as determined by the CGC and reflected in the award agreement, or when the underlying shares are vested.
SEACOAST BANKING CORPORATION OF FLORIDA36 PROXY STATEMENT 2026
Risk Management
The CGC shares the view that our incentive strategies strike the right balance between risk and reward, motivating and retaining our executives in ways that align with shareholder interests but do not motivate inappropriate or excessive risk taking. The evolution of our incentive strategies reflects our commitment to listen to our shareholders and continuously refine our programs to align with our governance and risk management efforts, particularly given the growth of Seacoast and changes within the industry and what is deemed as best practice.

Considerations	Compensation Design
Long-Term Equity- Based Compensation	•Time-based RSAs vesting period is three years •Performance period for PSU awards is three years, with an additional time-based vesting year following the performance period
Seacoast Performance Alignment with Company Results and Peer Performance
•Annual short-term incentive compensation that incorporates a quantitative component based on Company performance of EPS, ROA, loan growth and deposit growth
•PSU metrics based on three-year average annual growth in EPS and average ROATE compared to peers, that compete in a similar industry and share our risk profile

Governance Practices
•PSU payouts are capped at target in the event that certain absolute Company performance levels in EPS and ROATE are not met
•No PSU payouts will be made in the event that Tier 1 Capital requirements are not maintained

Risk Management Practices
•PSUs for which performance goals are met will vest one year after the end of the performance period, subject to the grantee’s continued service
•In addition, we implemented a mandatory holding requirement on RSA and PSU awards so the grantee must hold at least 50% of the net shares received upon vesting for an additional 12 months
•Maintained service and risk-based vesting requirements on all new performance-contingent and performance-based equity awards
•Maintained “clawback” provisions for certain incentive-based compensation to ensure accountability

The CGC reviews the sensitivity of our performance and incentives to risk considerations for our executives throughout the year. It also periodically reviews our cash and equity incentive strategies for other key contributors. In 2025, the CGC with the assistance of our Chief Human Resources Officer completed a review of our incentive strategies for our incentive eligible non-executive employees. The CGC concluded that our incentive compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy, will not motivate people to take excessive or imprudent risks, and do not create risks that are reasonably likely to have a material adverse effect on the Company.
Other Elements of the 2025 Compensation Program for Executive Officers
Change in Control Severance Benefits
We provide change in control severance benefits to the NEOs to encourage them to consider the best interests of shareholders by stabilizing any concerns about their own personal financial well-being in the face of a potential change in control of the Company.
These agreements are described under “Employment and Change in Control Agreements,” and detailed information is provided under “2025 Other Potential Post-Employment Payments.”
Retirement and Employee Welfare Benefits
We sponsor a retirement savings plan for employees of the Company and its affiliates (the “Retirement Savings Plan”) and a nonqualified deferred compensation plan for certain executive officers (the “Executive Deferred Compensation Plan”, or "EDCP").
We offer these plans to provide employees with tax-advantaged savings vehicles and to encourage them to save money for their retirement.  The Executive Deferred Compensation Plan is described under “Executive Compensation Tables–Executive Deferred
Compensation Plan.”
In addition to our retirement programs, we provide employees with welfare benefits, including hospitalization, major medical, disability and group life insurance plans and paid vacation.  We also maintain a Section 125 cafeteria plan that allows our employees to set aside pre-tax dollars to pay for certain benefits.  All part-time and  full-time employees of the Company and the Bank, including the NEOs, are eligible to participate in the Retirement Savings Plan and our welfare plans, subject to the terms of those plans.  The retirement and employee welfare benefits paid by the Company for the NEOs that are required to be disclosed in this proxy statement are included in the “2025 Summary Compensation Table,” the “2025 Components of All Other Compensation,” and
the “2025 Nonqualified Deferred Compensation Table,” and are described in the footnotes thereto.
SEACOAST BANKING CORPORATION OF FLORIDA37 PROXY STATEMENT 2026
Supplemental Executive Retirement Plan Agreement
On December 10, 2021, the Company and the Bank entered into a Supplemental Executive Retirement Plan Agreement (the “SERP”)
with Mr. Shaffer.  The SERP is intended to provide retirement benefits to Mr. Shaffer. None of the other NEOs participate in the
SERP.  For additional information regarding the SERP, see the “2025 Pension Benefits Table” and the narrative accompanying that table.
Executive Perquisites
We do not consider perquisites to be a significant element of our compensation program. However, we do provide some of our NEOs with modest perquisites such as a car allowance.  We do not provide tax reimbursements, or “gross-ups,” on perquisites. For additional details regarding the executive perquisites, see the “2025 Summary Compensation Table” and the “2025 Components of
All Other Compensation.”
Clawback Policy
Incentive-based compensation paid to executive officers is subject to recoupment under the Company's Compensation Recoupment
Policy.  Under this policy, the Company is required to recoup incentive compensation paid to an executive officer or former executive officer when:
•the incentive compensation payment or award (or the vesting of such award) was based upon the achievement of financial results that were subsequently the subject of an accounting restatement, regardless of whether the executive engaged in misconduct or otherwise contributed to the requirement for the restatement; and
•a lower payment or award would have been made to the executive officer based upon the restated financial results.
In the event that the Company is required to prepare an accounting restatement, the Company will recover the amount of all erroneously awarded compensation received by our executive officers during the three completed fiscal years immediately preceding the date that the Company is required to prepare the accounting restatement and any transition period that results from a change in the Company’s fiscal year, within or immediately following those three completed fiscal years.
This Compensation Recoupment Policy complements a broader clawback policy, covering employees and compensation and allowing the Company to recoup incentive compensation that was paid in reliance on materially inaccurate financial statements or other materially inaccurate performance metric criteria.
The Compensation Recoupment Policy is available on our website at www.SeacoastBanking.com and is compliant with SEC and
Nasdaq requirements.
Hedging and Pledging Policy
The Company has adopted a hedging and pledging policy.  The policy prohibits our employees, including our executive officers and directors, from purchasing any financial instrument or entering into any transaction that is designed to hedge or offset any decrease in the market value of our stock, including, without limitation, exchange funds, prepaid variable forward contracts, equity swaps, puts, calls, collars, forwards or short sales.
In addition, directors and executive officers are required to obtain advance approval of any pledging of Company shares as collateral for loans, including holding Company shares in margin accounts.  The policy also limits pledging to reasonable purposes (as defined in the policy) and limits the value of the securities pledged in connection with a loan or other indebtedness to $250,000.
Stock Ownership Guidelines
The Board has established stock ownership guidelines for its officers and directors, as described below:

Individual/Group	Stock Ownership Target	Holding Requirement
		Before Ownership Target Met	After Ownership Target Met
Chief Executive Officer	5 times annual base salary	75% of net shares until target number of shares is met	50% of net shares held for one year after vesting/ exercise
Other Senior Executive Officers	3 times annual base salary
Non-Employee Directors	5 times annual cash retainer	100% of net shares until target number of shares is met
Our executive compensation program is designed to allow a participant to earn targeted ownership over a reasonable period, usually within four years for executive officers and five years for non-employee directors, provided individual and Company targets are achieved and provided the participant fully participates in the program.  For purposes of these guidelines, “net shares” means shares of stock in excess of those sold or withheld to satisfy the minimum tax liability upon vesting or conversion.  All of our NEOs and non-employee directors have met or are on track to meet their stock ownership target.
SEACOAST BANKING CORPORATION OF FLORIDA38 PROXY STATEMENT 2026
Executive Compensation Tables
2025 SUMMARY COMPENSATION TABLE
The table below sets forth the elements that comprise total compensation for the NEOs of the Company for the periods indicated.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3)	All Other Compensation ($) (4)	Total ($)
Charles M. Shaffer Chairman and Chief Executive Officer	2025 2024 2023	991,375 959,625 886,500	-- -- --	1,749.963 1,499,961 1,200,002	-- -- --	1,500,000 (5) 1,206,875 (5) 838,380 (6)	161,930 132,575 134,149	78,093 61,381 32,741	4,481,361 3,860,417 3,091,772
Tracey L. Dexter EVP, Chief Financial Officer	2025 2024 2023	483,906 475,000 456,250	-- -- --	424,958 424,981 424,985	-- -- --	525,000 (5) 437,500 (5) 311,500 (6)	-- -- --	41,210 29,731 15,069	1,475,074 1,367,211 1,207,804
Joseph M. Forlenza EVP, Chief Risk Officer	2025 2024 2023	469,250 458,250 422,500	-- -- --	424,958 424,981 424,985	-- -- --	412,500 (5) 344,000 (5) 244,750 (6)	-- -- --	33,035 27,844 14,855	1,339,743 1,255,075 1,107,090
Juliette P. Kleffel EVP, Chief Operating Officer	2025 2024 2023	568,750 556,250 459,375	-- -- --	524,994 524,962 499,987	-- -- --	562,500 (5) 469,000 (5) 333,750 (6)	-- -- --	56,214 39,881 24,990	1,712,458 1,590,093 1,318,102
Austen D. Carroll EVP, Chief Lending Officer	2025 2024 2023	518,750 493,750 456,250	-- -- --	524,994 524,962 499,987	-- -- --	562,500 (5) 469,000 (5) 333,750 (6)	-- -- --	44,852 38,042 24,146	1,651,096 1,525,754 1,314,133
(1)Amount of salary actually received in any year may differ from the annual base salary amount due to the timing of changes in base salary, which typically occur in April or following a mid-year promotion.  A portion of executive’s base salary included in this number may have been deferred into the Company’s Executive Deferred
Compensation Plan (“EDCP”), the amounts of which are disclosed in the Nonqualified Deferred Compensation Table for the applicable year.  Executive officers who are also directors do not receive any additional compensation for services provided as a director.
(2)Represents the aggregate grant date fair value as of the respective grant date for each award calculated in accordance with FASB ASC Topic 718. The assumptions made in valuing stock awards reported in this column are discussed in Note 1 to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2025. Generally, the aggregate grant date fair value is the amount that the company expects to expense for accounting purposes and does not correspond to the actual value that the named executives will realize from the award. For additional information regarding such grants, see “Compensation
Discussion and Analysis – Summary of Compensation Decisions in 2025 – Equity Awards.” See also “2025 Grants of Plan-Based Awards.”
In 2025, each of our NEOs received PSUs and RSAs.  With respect to the PSU awards, the grant date fair value included in the table assumes that target performance is achieved. The grant date value for the PSUs, assuming the target and highest level of performance will be achieved, was:

Name	Grant Date Value Assuming Target Performance	Grant Date Value Assuming Maximum Performance
Charles M. Shaffer	$ 1,312,485	$ 2,953,091
Tracey L. Dexter	318,725	717,130
Joseph M. Forlenza	318,725	717,130
Juliette P. Kleffel	393,746	885,927
Austen D. Carroll	393,746	885,927
(3) Represents the change in actuarial present value of Mr. Shaffer’s accumulated benefit under his Supplemental Executive Retirement Benefit Agreement from the measurement date used for financial reporting purposes with respect to our audited financial statements for the prior completed fiscal year to the measurement date used for financial statement reporting purposes with respect to our audited financial statements for the covered fiscal year.
(4) Additional information regarding other compensation is provided in “2025 Components of All Other Compensation.”
(5) Short-term incentives were paid out in cash in March 2025 for performance in 2024 and March 2026 for performance in 2025.
(6) Short-term incentive awards were paid out in the form of RSAs that vest over three years.  These awards were granted on April 1, 2024, and the values provided in the table above represent the grant-date value of such awards, calculated in accordance with FASB ASC Topic 718.
SEACOAST BANKING CORPORATION OF FLORIDA39 PROXY STATEMENT 2026
2025 COMPONENTS OF ALL OTHER COMPENSATION

Name	Company Paid Contributions to Retirement Savings Plan	Company Paid Contributions to Supplemental LTD Insurance	Car Allowance	Dividends Paid (1)	Total
Charles M. Shaffer	$14,000	$828	$9,000	$54,265	$78,093
Tracey L. Dexter	$13,905	$828	--	$26,477	$41,210
Joseph M. Forlenza	$14,000	$828	--	$18,207	$33,035
Juliette P. Kleffel	$14,000	$828	$9,000	$32,386	$56,214
Austen D. Carroll	$14,000	$828	$7,800	$22,224	$44,852
(1)Includes dividends paid on vested equity awards, including RSAs and PSUs in 2025, in accordance with award agreements.  All other dividends accumulated on unvested awards will be paid upon vesting. The value of dividends was not factored into the grant date value of these equity awards.
2025 GRANTS OF PLAN-BASED AWARDS
The following table sets forth certain information concerning plan-based awards granted during 2025 to the NEOs.

Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (2) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Charles M. Shaffer			500,000	1,000,000	2,000,000
	4/1/2025	3/25/2025				12,868	51,470	115,808		--	--	1,312,485
	4/1/2025	3/25/2025							17,156	--	--	437,478
Tracey L. Dexter			175,000	350,000	700,000
	4/1/2025	3/25/2025				3,125	12,499	28,123		--	--	318,725
	4/1/2025	3/25/2025							4,166	--	--	106,233
Joseph M. Forlenza			137,500	275,000	550,000
	4/1/2025	3/25/2025				3,125	12,499	28,123		--	--	318,725
	4/1/2025	3/25/2025							4,166	--	--	106,233
Juliette P. Kleffel			187,500	375,000	750,000
	4/1/2025	3/25/2025				3,860	15,441	34,742		--	--	393,746
	4/1/2025	3/25/2025							5,147	--	--	131,249
Austen D. Carroll			187,500	375,000	750,000
	4/1/2025	3/25/2025				3,860	15,441	34,742		--	--	393,746
	4/1/2025	3/25/2025							5,147	--	--	131,249
(1)  Represents the range of awards that could potentially have been earned during 2025 under our STI program, without any qualitative adjustments by the CGC.  The
"Threshold" column represents the minimum amount payable when threshold performance is met.  The amounts actually earned are included under the column "Non-
Equity Incentive Plan Compensation" in the "Summary Compensation Table" for 2025.
(2)  Represents the aggregate grant date fair value as of the respective grant date for each award, calculated in accordance with FASB ASC Topic 718.  The grant date fair value assumes that target performance is achieved.  The assumptions made in valuing stock awards reported in this column are discussed in Note 1 to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2025.
SEACOAST BANKING CORPORATION OF FLORIDA40 PROXY STATEMENT 2026
Outstanding Equity Awards at Fiscal Year End 2025
The following table sets forth certain information concerning outstanding equity awards held by the NEOs on December 31, 2025.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2) (#)	Market Value of Shares or Units of Stock That Have Not Vested (3) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested (3) ($)
Charles M. Shaffer	28,544	--	28.69	04/01/2027
	18,952	--	31.15	04/01/2028
					4,317(4)	135,640
					32,835(5)	1,031,676
					17,156 (6)	539,042
					28,565(7)	897,512
							45.435(8)	1,427,568
							51,470(9)	1,617,187
Tracey L. Dexter	2,842	--	31.15	04/01/2028
					1,529(4)	48,041
					11,304(5)	355,172
					4,166(6)	130,896
					10,117 (7)	317,876
							12,873(8)	404,470
							12,499(9)	392,719
Joseph M. Forlenza	12,635	--	31.15	04/01/2028
					1,529(4)	48,041
					9,498(5)	298,427
					4,166(6)	130,896
					10,117 (7)	317,876
							12,873(8)	404,470
							12,499(9)	392,719
Juliette P. Kleffel	14,831	--	28.69	04/01/2027
	12,635	--	31.15	04/01/2028
					1,799(4)	56,525
					12,582(5)	395,326
					5,147(6)	161,719
					11,902(7)	373,961
							15,902(8)	499,641
							15,441(9)	485,156
Austen D. Carroll					1,799(4)	56,525
					12,582(5)	395,326
					5,147(6)	161,719
					11,902(7)	373,961
							15,902(8)	499,641
							15,441(9)	485,156
(1)Represents option to purchase fully vested common stock.
(2)During the vesting period, the named executive officer has full dividend rights with respect to the restricted stock, but does not have dividend rights with respect to the
PSUs until vested.
(3)For the purposes of this table, the market value is determined using the closing price of the Company’s common stock on December 31, 2025 ($31.42).
(4)Represents time-vested RSAs granted on April 1, 2023, of which the remaining shares will, as long as named executive officer remains employed by the Company, vest on April 1, 2026.
(5)Represents time-vested RSAs granted on April 1, 2024, of which one-third of the shares vested on April 1, 2025, one-third will vest on April 1, 2026, and the remaining shares will, as long as named executive officer remains employed by the Company, vest April 1, 2027.
(6)Represents time-vested RSAs granted on April 1, 2025, of which one-third of the shares will vest, as long as named executive officer remains employed by the
Company, each on April 1, 2026, April 1, 2027 and April 1, 2028.
(7)Represents PSUs granted on April 1, 2023, representing the named executive officer’s right to earn, on a one-for-one basis, shares of common stock, subject to performance requirements over a period ending December 31, 2025 and additional service through December 31, 2026.
(8)Represents PSUs granted on April 1, 2024, representing the named executive officer’s right to earn, on a one-for-one basis, shares of common stock, subject to performance requirements over a period ending December 31, 2026 and additional service through December 31, 2027.
(9)Represents PSUs granted on April 1, 2025, representing the named executive officer’s right to earn, on a one-for-one basis, shares of common stock, subject to performance requirements over a period ending December 31, 2027 and additional service through December 31, 2028.
    The awards are more fully described under “Compensation Discussion and Analysis - Equity Awards–2025 Performance Share Unit (“PSU”) Awards.”
SEACOAST BANKING CORPORATION OF FLORIDA41 PROXY STATEMENT 2026
2025 Option Exercises and Stock Vested
The following table reports the exercise of stock options, and the vesting of stock awards or similar instruments for the NEOs during
2025, and the value of the gains realized on exercise or vesting.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Charles M. Shaffer	--	--	34,431	950,741
Tracey L. Dexter	--	--	14,870	419,607
Joseph M. Forlenza	--	--	11,046	306,928
Juliette P. Kleffel	--	--	13,807	382,395
Austen D. Carroll	--	--	17,715	502,254
Supplemental Executive Retirement Plan (“SERP”)
The Company sponsors a SERP that is an unfunded nonqualified deferred compensation arrangement maintained primarily to provide supplemental retirement benefits for the CEO, who is a member of executive management and a highly compensated employee of the Company.  Additional information regarding Mr. Shaffer’s SERP Agreement is provided in the “Employment and
Change in Control Agreements” section.
On December 10, 2021, the Company and the Bank entered into a SERP Agreement with Mr. Shaffer.  Pursuant to the SERP, upon Mr.
Shaffer’s termination of service after attaining normal retirement age (age 67), he will receive an annual benefit in the amount of
$350,000 payable in equal monthly installments and continuing for 20 years.
In the event of disability prior to normal retirement age, Mr. Shaffer will receive an amount equal to the SERP liability accrued by the
Company under GAAP (the “Accrued Benefit”), calculated by applying a discount rate equal to the Moody’s “A” rated corporate bond rate (the “Discount Rate”), payable over 20 years following the normal retirement age.  In the event of death or a change in control, Mr. Shaffer or his beneficiary will receive a lump sum benefit equal to the present value of the normal retirement benefit, discounted back from the normal retirement age to the date of death or the date of the change in control.
If Mr. Shaffer is terminated without cause prior to the normal retirement date, he will receive the Accrued Benefit, determined as of the end of the year preceding the date of separation, and interest will be credited on the Accrued Benefit until the final payment is made at a rate equal to the Discount Rate in effect at the time of the separation.  This early involuntary termination benefit would be paid over 20 years following the normal retirement age.  If Mr. Shaffer’s early termination is voluntary, the Accrued Benefit will not be credited with interest and will be reduced by a vesting percentage if such voluntary termination occurs prior to December 31,
2030.  The vesting percentage is 10% for voluntary separations per year through December 31, 2030.  This early voluntary termination benefit would be paid over 20 years following the normal retirement age.
In the event that Mr. Shaffer breaches any non-competition, non-hire, non-solicitation, non-disparagement or confidentiality obligations he has to the Company or any of its affiliates pursuant to his Employment Agreement, he will immediately forfeit any non-distributed SERP benefits. In addition, Mr. Shaffer will not be entitled to any SERP benefits if his service is terminated for cause
(as defined in the SERP) or if an insurance company which issued a life insurance policy owned by the Company or the Bank and covering Mr. Shaffer, denies coverage for material misstatements of fact made by him on an application for life insurance.
2025 Pension Benefits
The following table provides information regarding retirement benefits at December 31, 2025.

Name	Plan Name	Number of Years Credited Service (#) (1)	Present Value of Accumulated Benefit ($) (2)	Payments During Last Fiscal Year ($)
Charles M. Shaffer	SERP Agreement	5	653,167	--
Tracey L. Dexter	--	--	--	--
Joseph M. Forlenza	--	--	--	--
Juliette P. Kleffel	--	--	--	--
Austen D. Carroll	--	--	--	--
(1)The number of years credited service began on the date of the SERP Agreement dated December 10, 2021.
(2)The present value of accumulated benefit represents the current liability included in the Company’s accounting records for Mr. Shaffer under his SERP Agreement.  The
Company accounts for the SERP in accordance with ASC-710-10 Accounting for Post-Retirement Benefits Other Than Pensions. The present value was calculated using a discount rate of 5.13% and assuming Mr. Shaffer will be paid the normal retirement benefit for twenty years in equal monthly installments beginning the month following normal retirement age.
SEACOAST BANKING CORPORATION OF FLORIDA42 PROXY STATEMENT 2026
Executive Deferred Compensation Plan
The Bank’s Executive Deferred Compensation Plan (“EDCP”) is designed to permit a select group of management and highly compensated employees, including the NEOs, to elect to defer a portion of their compensation.  Amounts deferred prior to January
1, 2022 will be distributed following the participant's separation from service.  For amounts deferred after January 1, 2022, participants can elect to receive distributions of their deferred amounts upon a separation from service, a specified date, death, disability, or a change in control.
A participant’s elective deferrals to the EDCP are immediately vested.
Each participant directs how his or her account in the EDCP is presumably invested among the available investment vehicle options.
The plan’s investment options are reviewed and selected annually by a committee appointed by the Board of Directors of the
Company to administer the plan.  The plan committee may appoint other persons or entities to assist it in its functions.  No earnings or dividends paid under the EDCP are above-market or preferential.
All amounts paid under the plan are paid in cash from the general assets of the Company, either directly by the Company or via a
“rabbi trust” the Company has established in connection with the plan.  Nothing contained in the plan creates a trust or fiduciary relationship of any kind between the Company and a participant, beneficiary or other person having a claim to payments under the plan.  A participant or beneficiary does not have an interest in his plan account that is greater than that of an unsecured creditor.
Upon a participant’s separation from service with the Company, he or she will receive the balance of his or her account in cash in one of the following three forms specified by the participant at the time of initial deferral election, or a subsequent permitted amendment:
•a lump sum;
•monthly, quarterly or annual installments over a period not to exceed eleven years (monthly installments over a period not to exceed five years for amounts deferred prior to 2022); or
•a combination of an initial lump sum of a specified dollar amount and the remainder in installments.
A participant may change his or her existing distribution election relating to non-grandfathered benefits only in very limited circumstances. Upon death of the participant, any balance in his or her account will be paid in a lump sum to his or  her designated beneficiary or to his or her estate.
2025 Nonqualified Deferred Compensation
The following table discloses, for each of the NEOs, contributions, earnings and balances during 2025 under the EDCP, described above.  Compensation relating to executive contributions for 2025 is reported in the Summary Compensation Table.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings / Losses in Last Fiscal Year ($) (1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Charles M. Shaffer	30,011	--	161,214	--	1,076,723(2)
Tracey L. Dexter	--	--	47,019	--	366,453(3)
Joseph M. Forlenza	--	--	--	--	--
Juliette P. Kleffel	--	--	--	--	--
Austen D. Carroll	10,531	--	11,577	--	88,457(4)
(1)None of the earnings or dividends paid under the EDCP are above-market or preferential.
(2)Includes $46,150 contributed by the Company, which was included in the Summary Compensation Table for previous years.  The Company did not make contributions to the EDCP in 2025.  Also includes amounts that were previously  reported in the Summary Compensation Table to the extent that compensation for such officer, generally, was required to be in such table.
(3)Includes $6,500 contributed by the Company, which was included in the Summary Compensation Table for previous years.  The Company  did not make contributions to the EDCP in 2025.  Also includes amounts that were previously reported in the Summary Compensation Table to the extent that compensation for such officer, generally, was required to be in such table.
(4)Includes $3,450 contributed by the Company, which was included in the Summary Compensation Table for previous years.  The Company did not make contributions to the EDCP in 2025.  Also includes amounts that were previously reported in the Summary Compensation Table to the extent that compensation for such officer, generally, was required to be in such table.
SEACOAST BANKING CORPORATION OF FLORIDA43 PROXY STATEMENT 2026
Employment and Change in Control Agreements
The Company and the Bank currently maintain employment and change in control agreements with certain executive officers of the
Company, the terms of which are described in more detail below.
Employment Agreement with CEO Shaffer
On December 31, 2020, the Company and the Bank entered into an employment agreement with Mr. Shaffer.  The employment agreement replaced the previous change of control agreement between these parties dated September 21, 2016.  Under the agreement terms, Mr. Shaffer serves as the Company’s President and Chief Executive Officer and a member of the Board of
Directors for Seacoast and the Bank effective January 1, 2021. The agreement extends Mr. Shaffer’s employment under the agreement terms for a term of three years and continuing until December 31, 2023, and provides for automatic one year extensions unless expressly not renewed.
Under the agreement, Mr. Shaffer receives a base salary, medical, long-term disability and life insurance in accordance with the
Bank’s insurance plans for senior management, as well as a car allowance and any other perquisites that are approved by the Board.
Mr. Shaffer may also receive other compensation including bonuses, and he will be entitled to participate in all current and future employee benefit plans and arrangements in which senior management of the Bank may participate. In addition, the agreement contains certain non-competition, non-disclosure and non-solicitation covenants.
Under the agreement, if Mr. Shaffer is terminated for “cause”, or resigns without “good reason,” as defined in the agreement, he will receive payment of his base salary and unused vacation through the date of termination, and any unreimbursed expenses
(collectively, the “Accrued Obligations”).  The employment agreement also contains provisions for termination upon Mr. Shaffer’s death or permanent disability.
If Mr. Shaffer resigns for “good reason” or is terminated “without cause” prior to a change in control, he will receive: 1) the Accrued
Obligations; and 2) upon execution of a release of all claims against the Company, severance of: a) two times the sum of his base salary in effect on the date of separation, and the highest bonus earned by Mr. Shaffer for the previous three full fiscal years (“Cash
Bonus”) payable over a period of 24 months, and b) continuing group medical, dental, vision and prescription drug plan benefits
(“Continuing Benefits”) for two years. If Mr. Shaffer resigns for “good reason” or is terminated “without cause”, within twelve months following a change in control (as defined in the agreement), he will receive: 1) the Accumulated Obligations; and 2) upon execution of a release of all claims against the Company, severance of:  a) three times the sum of his base salary in effect on the date of separation, and the Cash Bonus payable in a lump sum, and b) Continuing Benefits for 36 months.
In addition, under the agreement, Mr. Shaffer is subject to the Company’s policies applicable to executives generally, including its clawback policy.  For a further discussion of the payments and benefits to which Mr. Shaffer would be entitled upon termination of his employment at December 31, 2025 see “2025 Other Potential Post-Employment Payments.”
Employment Agreement with Chief Operating Officer Kleffel
On December 15, 2023, the Company and the Bank entered into an amendment to an employment agreement between Juliette P.
Kleffel and Seacoast and the Bank dated April 19, 2021,  of which replaced the previous change of control agreement between these parties dated April 6, 2016.  Under the agreement terms, Ms. Kleffel serves as the Chief Operating Officer for Seacoast and the Bank.
The agreement extends Ms. Kleffel’s employment under the agreement terms for a term of two years and provides for an automatic one year renewal.
Under the agreement, Ms. Kleffel receives a base salary, medical, long-term disability and life insurance in accordance with the
Bank’s insurance plans for senior management, as well as a car allowance and any other perquisites that are approved by the Board.
Ms. Kleffel may also receive other compensation including bonuses, and she will be entitled to participate in all current and future employee benefit plans and arrangements in which senior management of the Bank may participate. In addition, the agreement contains certain non-competition, non-disclosure and non-solicitation covenants.
Under the agreement, if Ms. Kleffel is terminated for “cause”, or resigns without “good reason,” as defined in the agreement, she will receive payment of her base salary and unused vacation through the date of termination, and any unreimbursed expenses
(collectively, the “Accrued Obligations”).  The employment agreement also contains provisions for the payment of a pro rata bonus upon termination due to Ms. Kleffel’s death or permanent disability.
If Ms. Kleffel resigns for “good reason” or is terminated “without cause” prior to a change in control, she will receive: 1) the Accrued
Obligations; and 2) upon execution of a release of all claims against the Company, severance of:  a) one times the sum of her base salary in effect on the date of separation, paid over a 12-month period and one times average annual performance bonus for the last two full fiscal years, paid over a 12-month period, and b) continuing group medical, dental, vision and prescription drug plan benefits
(“Continuing Benefits”) for one year. If Ms. Kleffel resigns for “good reason” or is terminated “without cause”, within twelve months following a change in control (as defined in the agreement), she will receive: 1) the Accumulated Obligations; and 2) upon execution of a release of all claims against the Company, severance of:  a) two times the sum of her base salary in effect on the date of separation, and two times average annual performance bonus for the last two full fiscal years, paid in a lump sum, and b) Continuing
Benefits for 18 months.
In addition, under the agreement, Ms. Kleffel is subject to the Company’s policies applicable to executives generally, including its clawback policy.  For a further discussion of the payments and benefits to which Ms. Kleffel would be entitled upon termination of her employment at December 31, 2025 see “2025 Other Potential Post-Employment Payments.”
SEACOAST BANKING CORPORATION OF FLORIDA44 PROXY STATEMENT 2026
Employment Agreement with Chief Lending Officer Carroll
On December 15, 2023, the Company and the Bank entered into an amendment to an employment agreement between Austen D.
Carroll and Seacoast and the Bank dated April 10, 2021,  of which replaced the previous change of control agreement between these parties dated July 27, 2020.  Under the agreement terms, Mr. Carroll serves as the Chief Lending Officer for Seacoast and the Bank.
The agreement extends Mr. Carroll’s employment under the agreement terms for a term of two years and provides for an automatic one year renewal.
Under the agreement, Mr. Carroll receives a base salary, medical, long-term disability and life insurance in accordance with the
Bank’s insurance plans for senior management, as well as a car allowance and any other perquisites that are approved by the Board.
Mr. Carroll may also receive other compensation including bonuses, and he will be entitled to participate in all current and future employee benefit plans and arrangements in which senior management of the Bank may participate. In addition, the agreement contains certain non-competition, non-disclosure and non-solicitation covenants.
Under the agreement, if Mr. Carroll is terminated for “cause”, or resigns without “good reason,” as defined in the agreement, he will receive payment of his base salary and unused vacation through the date of termination, and any unreimbursed expenses
(collectively, the “Accrued Obligations”).  The employment agreement also contains provisions for the payment of a pro rata bonus upon termination due to Mr. Carroll’s death or permanent disability.
If Mr. Carroll resigns for “good reason” or is terminated “without cause” prior to a change in control, he will receive: 1) the Accrued
Obligations; and 2) upon execution of a release of all claims against the Company, severance of:  a) one times the sum of his base salary in effect on the date of separation, paid over a 12-month period and one times average annual performance bonus for the last two full fiscal years, paid over a 12-month period, and b) continuing group medical, dental, vision and prescription drug plan benefits
(“Continuing Benefits”) for one year. If Mr. Carroll resigns for “good reason” or is terminated “without cause”, within twelve months following a change in control (as defined in the agreement), he will receive: 1) the Accumulated Obligations; and 2) upon execution of a release of all claims against the Company, severance of:  a) two times the sum of his base salary in effect on the date of separation, and two times average annual performance bonus for the last two full fiscal years, paid in a lump sum, and b) Continuing Benefits for
18 months.
In addition, under the agreement, Mr. Carroll is subject to the Company’s policies applicable to executives generally, including its clawback policies.  For a further discussion of the payments and benefits to which Mr. Carroll would be entitled upon termination of his employment at December 31, 2025 see “2025 Other Potential Post-Employment Payments.”
Change in Control Agreements with Other Named Executive Officers
The Company entered into change in control employment agreements with Mr. Forlenza on March 30, 2017, and Ms. Dexter on
January 20, 2021 (each referred to as the “Executive” or by name).
Each agreement has an initial term of one year and provides for automatic one-year extensions unless expressly not renewed. A change in control, as defined in the agreement, must occur during the term in order to trigger the agreement. The agreement provides that, once a change in control has occurred, the Company agrees to continue the employment of the Executive subject to the contract for a one-year period, in a comparable position as the Executive held in the 120-day period prior to the change in control, and with the same annual base pay and target bonus opportunity. If the Executive is terminated “without cause” or resigns for “good reason,” as defined in the agreement, during the one-year period following a change in control, the Executive will receive:
•cash severance equal to the sum of (i) Executive’s Annual Base Salary at the rate in effect on the date of termination, and (ii)
the Executive’s average annual performance bonus for the last three full fiscal years prior to the date of termination
(“Executive’s Average Annual Performance Bonus”)
•a prorated final year bonus, based on the Executive’s Average Annual Performance Bonus; and
•health and other welfare benefits, as defined in the agreement, for a period of 12 months following termination.
The Executive is required to execute a release of claims as a condition to receipt of severance under the Change in Control
Agreement and is subject to protective covenants prohibiting the disclosure and use of the Company’s confidential information and, during the one-year period following a termination by the company for any reason other than for death or disability, or by the
Executive for Good Reason, protective covenants regarding non-competition, non-solicitation of protected customers; non-
solicitation of employees, and non-disparagement of the Company or its directors, officers, employees or affiliates.
SEACOAST BANKING CORPORATION OF FLORIDA45 PROXY STATEMENT 2026
2025 OTHER POTENTIAL POST-EMPLOYMENT PAYMENTS
The following table quantifies, for each of the NEOs, the potential post-employment payments under the provisions and agreements described above under “Employment and Change in Control Agreements,” assuming that the triggering event occurred on
December 31, 2025. The closing market price of the Company’s common stock on that date was $31.42 per share.  None of the NEOs would be eligible for any of these payments if they were terminated for Cause or resign without Good Reason.

Name	Severance Term (in years) (#)	Cash Severance ($)	Value of Other Annual Benefits ($)	Total Value of Outstanding Stock Awards that Immediately Vest ($)	Total Value of Benefit ($)
Charles M. Shaffer
Upon Termination without Cause or with Resignation for Good Reason (1)	2	4,475,720	3,656	--	4,479,376
Upon Death (1)	2	6,390,465	3,656	5,947,806 (4)	12,341,927
Upon Disability (1)	2	2,112,217	3,656	5,947,806 (4)	8,063,679
Upon Termination without Cause or with Resignation for Good Reason Following a Change-in-Control (1)	3	8,582,453	5,484	5,947,806 (4)	14,535,743
Upon Change-in-Control where Award is not assumed by surviving entity	--	2,037,198	--	5,947,806 (4)	7,985,004
Upon Change-in-Control where Award assumed by surviving entity	--	2,037,198	--	-- (4)	2,037,198
Tracey L. Dexter
Upon Death or Disability	--	--	--	1,755,121 (4)	1,755,121
Upon Termination without Cause or with Resignation for Good Reason Following a Change-in-Control (5)	1	1,336,208	1,828	1,755,121	3,093,157
Upon Change-in-Control where Award is not assumed by surviving entity	--	--	--	1,755,121 (4)	1,755,121
Upon Change-in-Control where Award assumed by surviving entity	--	--	--	-- (4)	--
Joseph M. Forlenza
Upon Death or Disability	--	--	--	1,698,377 (4)	1,698,377
Upon Termination without Cause or with Resignation for Good Reason Following a Change-in-Control (5)	1	1,139,500	1,828	1,698,377	2,584,705
Upon Change-in-Control where Award is not assumed by surviving entity	--	--	--	1,698,377 (4)	1,698,377
Upon Change-in-Control where Award assumed by surviving entity	--	--	--	-- (4)	--
Juliette P. Kleffel
Upon Termination without Cause or with Resignation for Good Reason (2)	1	1,090,750	1,828	--	1,092,578
Upon Death or Disability (2)	--	562,500(6)	--	2,096,971 (4)	2,096,971
Upon Termination without Cause or with Resignation for Good Reason Following a Change-in-Control (2)	2	2,181,500	2,742	2,096,971 (4)	4,281,213
Upon Change-in-Control where Award is not assumed by surviving entity	--	--	--	2,096,971 (4)	2,096,971
Upon Change-in-Control where Award assumed by surviving entity	--	--	--	-- (4)	--
Austen D. Carroll
Upon Termination without Cause or with Resignation for Good Reason (3)	1	1,040,750	828	--	1,041,578
Upon Death or Disability (3)	--	562,500(6)	--	2,096,971 (4)	2,096,971
Upon Termination without Cause or with Resignation for Good Reason Following a Change-in-Control (3)	2	2,081,500	1,242	2,096,971 (4)	4,179,713
Upon Change-in-Control where Award is not assumed by surviving entity	--	--	--	2,096,971 (4)	2,096,971
Upon Change-in-Control where Award assumed by surviving entity	--	--	--	-- (4)	--
SEACOAST BANKING CORPORATION OF FLORIDA46 PROXY STATEMENT 2026
(1)As provided for in Mr. Shaffer’s employment agreement, the Bank would continue to pay to Mr. Shaffer or his estate or beneficiaries his annual base salary, including any other cash compensation to which he would be entitled at termination date, for the Severance Term indicated, including a SERP payment of $112,217, payable over
20 years following normal retirement age. In addition, the Bank would continue to pay the insurance premium for Mr. Shaffer, his spouse and eligible dependents for continued participation in any group medical, dental, vision and/or prescription drug plan benefits (including any excess COBRA cost of coverage) for the Severance
Term indicated or until his earlier death. In the case of death, Mr. Shaffer's estate would receive a lump sum of $2,037,198 and in the case of termination due to disability, Mr. Shaffer would receive a SERP payment of $112,217 payable over 20 years following the normal retirement age.  In the case of termination without cause or resignation for good reason, Mr. Shaffer’s severance for the Severance Term indicated also would include an amount equal to his average annual bonus for the previous three full fiscal years. In the case of termination without cause or resignation for good reason within 12 months following a change in control, severance payments increase to the Severance Term indicated and would be made in a lump sum, and Mr. Shaffer would receive a lump sum SERP payment of $2,037,198.
(2)As provided for in Ms. Kleffel’s employment agreement, in the case of termination without cause or resignation for good reason the Bank would continue to pay to Ms.
Kleffel or her estate or beneficiaries her annual base salary and an amount equal to her average annual bonus for the previous two full fiscal years, including any other cash compensation to which she would be entitled at termination date, for the period indicated under the Severance Term. In addition, the Bank would continue to pay the insurance premium for Ms. Kleffel, her spouse and eligible dependents for continued participation in any group medical, dental, vision and/or prescription drug plan benefits (including any excess COBRA cost of coverage) for the Term indicated or, if earlier, until she becomes eligible for similar coverage from another employer. In the case of termination without cause or resignation for good reason within twelve months following a change in control, Ms. Kleffel’s severance would increase to the
Severance Term indicated and would be made in a lump sum, and the Bank would continue to pay the insurance premium for Ms. Kleffel, her spouse and eligible dependents for continued participation in the Company’s group medical, dental, vision and/or prescription drug plans (including any excess COBRA cost of coverage)
for a period of 18 months or, if earlier, until she becomes eligible for similar coverage from another employer.
(3)As provided for in Mr. Carroll’s employment agreement, in the case of termination without cause or resignation for good reason the Bank would continue to pay to Mr.
Carroll or his estate or beneficiaries his annual base salary and an amount equal to his average annual bonus for the previous two full fiscal years, including any other cash compensation to which he would be entitled at termination date, for the period indicated under the Severance Term. In addition, the Bank would continue to pay the insurance premium for Mr. Carroll, his spouse and eligible dependents for continued participation in any group medical, dental, vision and/or prescription drug plan benefits (including any excess COBRA cost of coverage) for the Severance Term indicated or, if earlier, until he becomes eligible for similar coverage from another employer. In the case of termination without cause or resignation for good reason within twelve months following a change in control, Mr. Carroll’s severance would increase to the Severance Term indicated and would be made in a lump sum, and the Bank would continue to pay the insurance premium for Mr. Carroll, his spouse and eligible dependents for continued participation in the Company’s group medical, dental, vision and/or prescription drug plans (including any excess COBRA cost of coverage) for a period of 18 months or, if earlier, until he becomes eligible for similar coverage from another employer.
(4)As provided for in the award document or the plan. There is no vesting of equity in a change in control if the award is assumed by the surviving entity or otherwise equitably converted or substituted.
(5)As provided for in the change in control agreement, the Company shall pay the executive officer in a lump sum in cash within thirty (30) days after the date of termination the aggregate of: (i) cash severance equal to a multiple one of the sum of Executive’s Annual Base Salary at the rate in effect on the date of termination, and the Executive’s average annual performance bonus for the last three full fiscal years prior to the date of termination (“Executive’s Average Annual Performance
Bonus”), and (ii) a prorated final year bonus, based on the Executive’s Average Annual Performance Bonus. In addition, if the Executive elects to continue participation in the Company’s group medical, dental, vision and/or prescription drug plans, the Company will pay the Executive a cash payment equal to the COBRA cost of such coverage over the normal employee cost, for a period of twelve months or, if earlier, until the Executive becomes eligible for similar coverage from another employer. If the executive officer’s employment is terminated by reason of death, disability, retirement or for cause within the term indicated following a change in control, no further payment is owed to the executive except for accrued obligations, such as earned but unpaid salary and bonus.
(6)Cash severance includes pro-rata bonus earned in fiscal year in which termination date occurs.
CEO Pay Ratio
We are providing the following information to comply with Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer
Protection Act, and Item 402(u) of Regulation S-K. For our last completed fiscal year ending December 31, 2025, the median annual total compensation of our employees (other than Mr. Shaffer, our CEO in 2025) was $73,673 and the annual total compensation for
Mr. Shaffer, as reported in the Summary Compensation Table was $4,481,361. Based on this information, for 2025, the ratio of compensation for our Chief Executive Officer to the median employee was 61:1. This ratio is specific to our Company and may not be comparable to any ratio disclosed by another company.
Seacoast identified the median associate for 2023 based on our workforce as of December 31, 2023, and utilized the same associate for 2024 and 2025 as there has been no change in our employee population or compensation arrangements that we believe would significantly impact our pay ratio disclosure.  Using our human resource information system (“HRIS”) we were able to determine any compensation earned by associates including regular pay, incentive, bonus, business continuity, and any other prerequisites.  No assumptions, adjustments, or estimates, including any cost of living adjustments were made in identifying the median employee.
The median employee’s annual total compensation for 2025 was calculated in accordance with the requirements of Item
402(c)(2)(x) of Regulation S-K for the Summary Compensation Table, consistent with the calculations we provide all of our Named
Executive Officers.  No adjustments were made to the annual total compensation of our Chief Executive Officer, as reported in the
Summary Compensation Table, to calculate the reported ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees.
Equity Compensation Plan Information
The following table sets forth information about the Company’s common stock that may be issued under all of our existing compensation plans as of December 31, 2025.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants, rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities represented in column (a))
Equity compensation plans approved by shareholders	549,326	$23.58	591,760
Equity compensation plans not approved by shareholders	--	--	--
TOTAL	549,326	$23.58	591,760
(1) Includes 202,543 shares available to be issued upon exercise of the remaining unexercised substitute options granted in connection with bank acquisitions.
SEACOAST BANKING CORPORATION OF FLORIDA47 PROXY STATEMENT 2026
2025 Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain company financial performance metrics. For further information concerning our pay-for-performance philosophy and how we align executive compensation with company financial performance, refer to the “Compensation Discussion and Analysis” Section.
The following table provides information showing the relationship during the past five fiscal years between (1) executive
“compensation actually paid” or CAP (as defined by SEC rule and further described below) to (a) each person serving as our principal executive officer or PEO (also referred to as our CEO) and (b) our non-PEO named executive officers (also referred to below as other
NEOs), on an average basis, and (2) the company’s financial performance. The company’s selected performance measures included in the chart below are adjusted EPS Growth and adjusted ROATE. Information presented in this section will not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, except as we may specifically do so by reference to this section.
The following table quantifies, for each of the named executive officers, pay versus performance:

Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (1) (2) (3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (1) ($)	Average Compensation Actually Paid to Non-PEO NEOs (1) (2) (3) ($)	Value of Initial Fixed $100 Investment Based on:			Net Income (6) (In Millions) ($)	Adjusted EPS Growth (7) (%)	Adjusted ROATE (7) (%)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return (4) ($)	Peer Group Total Shareholder Return (5) ($)
2025	4,481,361	5,197,975	1,544,593	1,826,584	119.79	187.40	152.71	144.88	16.50	12.16
2024	3,860,417	4,700,153	1,433,055	1,785,218	102.29	155.47	143.39	120.99	(15.07)	11.25
2023	3,091,772	2,962,591	1,236,782	1,243,247	102.78	119.85	126.67	104.03	(13.42)	12.80
2022	2,824,576	2,295,871	1,200,853	1,090,130	109.31	116.18	127.12	106.51	(10.17)	12.86
2021	2,771,441	2,934,032	1,089,511	1,305,908	121.59	142.83	136.64	124.40	43.04	13.97
(1)  Charles M. Shaffer served as our CEO from 2021-2025.  The other NEOs for each year reported are Tracey L. Dexter, Joseph M. Forlenza, Juliette P. Kleffel and Austen
D. Carroll.
(2) SEC rules require certain adjustments be made to the “Summary Compensation Table” totals to determine “compensation actually paid” as reported in the “Pay versus
Performance table” above. For purposes of the pension valuation adjustments shown below, there was no pension service or prior service cost. In addition, for purposes of the equity award adjustments shown below, no equity awards were cancelled due to a failure to meet vesting conditions. The following table details the applicable adjustments that were made to determine “compensation actually paid” (all amounts shown for Non-PEO NEOs are averages for the named executive officers other than the CEO):

2025	Summary Compensation Table Total Compensation ($)	Deduct Grant Date Fair Value of Stock Awards Granted in Fiscal Year ($)	Add Fair Value at Fiscal Year- End of Outstanding and Unvested Stock Awards Granted in Fiscal Year ($)	Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years ($)	Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years for which Applicable Vesting Conditions were Satisfied During Fiscal Year ($)	Deduct Change in Pension Value ($)	Compensation Actually Paid ($)
PEO	4,481,361	(1,749,963)	2,156,229	469,422	2,856	(161,930)	5,197,975
Average Non-PEO NEOs	1,544,593	(474,976)	585,245	164,244	7,479	0	1,826,584
(3) Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (1) for stock options, the fair value calculated using the Black-Scholes option pricing model as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair values but using the closing stock price on the applicable revaluation date as the current market price and the volatility, dividend rates and risk free interest rates determined as of the revaluation date, (2) for RSA awards, the closing price on applicable year-end dates or, in the case of vesting dates, the actual vesting price, and (3) for PSU awards, the same valuation methodology as RSA awards above except year-end and vesting date values are multiplied by the probability of target achievement as of each such date.  The estimated probability of achievement of the 2020 PSUs was 100% at FYE 2020, FYE 2021, FYE 2022 and
96% at vesting in 2023. The estimated probability of achievement of the 2021 PSUs was 100% at FYE 2021 and FYE 2022, 125% at FYE 2023 and 102% at vesting in
2024. The estimated probability of achievement of the 2022 PSUs was 100% at FYE 2022, FYE 2023 and FYE 2024 and 78% at vesting in 2025. The estimated probability of achievement of the 2023 PSUs was 100% at FYE 2023, 75% at FYE 2024 and FYE 2025.
(4)    The peer group TSR is based on the S&P U.S. BMI Banks Southeast Region Index.
(5)  The peer group TSR is based on the KBW NASDAQ Regional Banking Index.  For 2025, the Company has chosen to replace the S&P U.S. BMI Banks - Southeast Region
Index with the KBW NASDAQ Regional Banking Index, as the Company believes this index, which is comprised of U.S. regional banks and thrifts, is more indicative of the peers against which investors evaluate our performance. The table includes information for both indexes as required when changing the index.
(6)  As reported in the Company’s consolidated financial statements in our 2025 Annual Report on Form 10-K.
(7)  Non-GAAP measure, for more information and reconciliation to GAAP, refer to Appendix A – Information Regarding Non-GAAP Financial Measures.
SEACOAST BANKING CORPORATION OF FLORIDA48 PROXY STATEMENT 2026
2025 Performance Measures
For 2025, the CGC identified the performance measures listed below as the most important measures used to link “compensation actually paid” to the NEOs to company performance:
•Net Income;
•Adjusted EPS1 Growth; and
•Adjusted ROATE1
Visual Representation of the Information Provided in the Pay Versus Performance Table
The following graphs illustrate the comparison from 2021-2025 between our PEOs CAP and the average non-PEO NEO’s CAP amounts and Seacoast’s TSR, the Peer Group’s TSR, Net Income, Adjusted EPS Growth1, and Adjusted ROATE1 .  Changes in CAP
from year to year are impacted by numerous factors, including stock price volatility, outstanding award vesting, job performance, increase in duties and responsibilities of our PEO and non-PEO NEOs and the amount of progress made towards company goals.
1 Non-GAAP measure; for more information and reconciliation to GAAP, refer to Appendix A – Information Regarding Non-GAAP Financial Measures.
2  For 2025, the Company has chosen to replace the S&P U.S. BMI Banks - Southeast Region Index with the KBW NASDAQ Regional Banking Index, as the Company believes this index, which is comprised of U.S. regional banks and thrifts, is more indicative of the peers in which investors evaluate our performance. The graph includes both indexes as required when changing the index.
SEACOAST BANKING CORPORATION OF FLORIDA49 PROXY STATEMENT 2026
1 Non-GAAP measure; for more information and reconciliation to GAAP, refer to Appendix A – Information Regarding Non-GAAP Financial Measures.
SEACOAST BANKING CORPORATION OF FLORIDA50 PROXY STATEMENT 2026
PROPOSAL 1
ELECTION OF DIRECTORS
General
Our directors are appointed to act on behalf of our shareholders by overseeing critical aspects of our business strategy, operations, risk management and governance efforts.  Our belief is that talent in the boardroom should generate exceptional levels of customer service, financial performance and, ultimately, long-term shareholder returns compared to alternative investments.  To this end, the
Board is committed to identifying directors to make meaningful contributions to our business and fully execute their duties and responsibilities on behalf of our shareholders.  The profile of our Board continues to evolve in response to the needs of our dynamic and growing organization.  Our Board of Directors plays a meaningful role in helping Seacoast develop, test and implement our business, risk management, talent and reward strategies.  The Board’s activities are focused on representing our shareholders in ways that position Seacoast to create significant value for customers, employees and our shareholders within a risk appropriate framework. For additional detail regarding the skills and qualifications of our directors, see “Skills and Qualification Mix.”
In accordance with our bylaws and as set forth in our Amended and Restated Articles of Incorporation ("Articles of Incorporation"),
in no event will the Board have fewer than three directors or more than 14 directors.  As of the date of this proxy statement,
Seacoast’s Board of Directors consists of 14 members divided into three classes, serving staggered three-year terms, as provided in our Articles of Incorporation. If the Amendment to the Articles of Incorporation, as described in Proposal 2, is approved by our shareholders at the annual meeting, the three classes will phase out and all directors will stand for annual election by shareholders by the 2028 annual meeting.
On March 26, 2026, Michael E. Griffin, Kathy Kay and Randolph A. Moore, III were appointed to the Board of Directors.  At this time,
Seacoast’s Compensation and Governance Committee (“CGC”) and Board of Directors believe that 14 directors provide the necessary diversity of background, experience and expertise and requisite independent oversight.
The Annual Meeting is being held to, among other things, re-elect Class III directors Dennis S. Hudson, III and Alvaro J. Monserrat and the additional Class III directors Michael E. Griffin, Kathleen B. Kay and Randolph A. Moore, each of whom has been nominated by the CGC of the Board of Directors.  Each of the nominees is currently a director of Seacoast and each has been nominated by the
CGC.  All of the nominees will also serve as members of the Board of Directors of Seacoast National Bank (the “Bank”).  The
members of the Boards of Directors of the Bank and the Company are the same except for Dale M. Hudson and Thomas E. Rossin, who are currently directors of the Bank only.  If the Amendment to the Articles of Incorporation is approved by shareholders at the
Annual Meeting, each Class III director nominee will serve a one year term expiring in 2027.  If the Amendment to the Articles of
Incorporation is not approved at the Annual Meeting, each Class III director nominee will serve a three year term expiring at the
2029 Annual Meeting and until their successors have been elected and qualified.  Currently, the Board of Directors is classified as follows:

Class	Term	Name of Directors
Class I	Term Expires at the 2027 Annual Meeting	Jacqueline L. Bradley H. Gilbert Culbreth, Jr. Christopher E. Fogal Charles M. Shaffer Joseph B. Shearouse, III
Class II	Term Expires at the 2028 Annual Meeting	Dennis J. Arczynski Eduardo J. Arriola Maryann Goebel Robert J. Lipstein
Class III	Term Expires at the 2026 Annual Meeting	Michael E. Griffin Dennis S. Hudson, III Kathleen B. Kay Alvaro J. Monserrat Randolph A. Moore, III
SEACOAST BANKING CORPORATION OF FLORIDA51 PROXY STATEMENT 2026
Manner for Voting Proxies
All shares represented by valid proxies, and not revoked before they are exercised, will be voted in the manner specified therein.  If a valid proxy is submitted but no vote is specified, the proxy will be voted FOR the election of each of the five nominees for election as
Class III directors.  Please note that banks and brokers that do not receive voting instructions are unable to vote their client’s shares in the election of directors.  Although all nominees are expected to serve if elected, if any nominee is unable to serve, then the persons designated as proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by the
CGC.  Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (five persons).
Cumulative voting is not permitted.
The affirmative vote of the holders of shares of common stock representing a plurality of the votes cast at the Annual Meeting at which a quorum is present is required for the election of the directors listed below, which means that the director nominees who receive the highest votes “for” their election are elected.  However, to provide shareholders with a meaningful role in uncontested director elections, which is the case for the election of the director nominees listed below, our Corporate Governance Guidelines provide that if any director nominee receives a greater number of votes “withheld” for his or her election than votes “for” such election, then the director will promptly tender his or her resignation to the Board following certification of the shareholder vote.
The CGC would then review and make a recommendation to the Board of Directors as to whether the Board should accept the resignation, and the Board would ultimately decide whether to accept or reject the resignation.  If any resignation is accepted by the
Board, such resignation will be effective upon acceptance.  The Company will disclose its decision-making process regarding any resignation in a Form 8-K filed with the SEC.  In contested elections, the required vote would be a plurality of votes cast and the resignation policy would not apply.  Further details of this policy and the corresponding procedures are set forth in our Corporate
Governance Guidelines, available on our website at www.SeacoastBanking.com.
Nominees for Election at the Annual Meeting

In making the determination to select the five nominees for election at the Annual Meeting, the following qualifications were considered by the Board.
The five nominees listed have been nominated by Seacoast's Compensation and Governance Committee,
and the Board of Directors unanimously recommends a vote “FOR” the election of all five nominees.

MICHAEL E. GRIFFIN
Age: 45
TENURE:
•Company since 2026
•Bank since 2026
QUALIFICATIONS & EXPERIENCE:
BOARD COMMITTEES:
•Audit
•Bank Credit Risk
•Bank Trust and Wealth
Mr. Griffin is the Vice Chairman and Co-Head of the Florida Region for Savills, Inc., a global commercial real estate advisory firm.  In this role, Mr. Griffin is responsible for Savills` operations throughout Florida, is the firm’s Florida Broker of Record and serves on various senior-level committees and task forces for its North America operations.  Mr. Griffin has served in leadership roles since joining Savills in
2015 through its acquisition of Vertical Integration, a Florida-based real estate services firm, where he started as the company’s first employee. Mr. Griffin completed his tenure at Vertical Integration, an integrated, full-service real estate solutions firm,  as its Senior Vice
President, a role he served in from February 2007 until April 2015.  Mr. Griffin brings more than 22 years of senior-level commercial real estate expertise, having represented some of the largest users of real estate in the Southeastern United States.
Mr. Griffin has extensive experience in governance, finance, and public‑private oversight through his longstanding leadership roles with the University of South Florida (“USF”). He currently serves as vice chairman of the USF Board of Trustees and chairman of its finance committee, following his appointment by the Florida Board of Governors. Previously, he served as founding chairman of the USF
Financing Corporation, where he oversaw more than $1.2 billion in bond financings supporting academic, residential, medical, and research facilities. Mr. Griffin has also served as chairman of the USF Alumni Association, a member of the USF Foundation board of directors, chairman of the USF Consolidation Task Force, and chairman of multiple USF presidential search committees.
In addition, Mr. Griffin serves as Chairman of the global Board of Directors of Lions World Vision and is a member of the Florida Council of
100. He is also actively involved in the community and has held leadership roles with the Tampa Bay Chamber of Commerce and other civic and nonprofit organizations.  Mr. Griffin holds a Bachelor of Science degree in Business Administration and Marketing from the
University of South Florida.
DIRECTOR QUALIFICATION HIGHLIGHTS
•extensive experience with complex commercial transactions, strategic planning, and portfolio management;
•expertise in executive leadership and management advising senior executives and organizations; and
•stature in the local community, including through service on boards of non-profit organizations
SEACOAST BANKING CORPORATION OF FLORIDA52 PROXY STATEMENT 2026
DENNIS S. HUDSON, III
Age: 70
TENURE:
•Company since 1984
•Bank since 1984
QUALIFICATIONS & EXPERIENCE:
BOARD COMMITTEES:
•Bank Credit Risk (Chair)
•Bank Trust and Wealth
•Corporate Development
Mr. Hudson formerly served as the Company’s Executive Chairman from January 1, 2021 until December 31, 2021, after serving as
Chairman of Seacoast from July 2005 to January 2021, and Chief Executive Officer of the Company from June 1998 to December 2020.
Mr. Hudson also served as Chairman and Chief Executive Officer of the Bank from 1992 to 2020, after serving in various positions with the
Company and the Bank since 1978.
Mr. Hudson serves on the board of directors, the audit committee and chairs the governance committee of Chesapeake Utilities
Corporation (NYSE: CPK), a public gas and electric utilities company headquartered in Dover, Delaware.  Mr. Hudson also serves on the board of the Community Foundation for Palm Beach and Martin counties. Previously, Mr. Hudson served as an independent director of
PENN Capital Funds, a mutual fund group managed by PENN Capital Management from 2015 until it was sold in 2021.  From 2005 through
2010, he also served as a member of the board of directors of the Miami Branch of the Federal Reserve Bank of Atlanta.
Mr. Hudson is actively involved in the community, having served on the boards of the Martin County YMCA Foundation, Council on Aging,
The Pine School, the Job Training Center, American Heart Association, Martin County United Way, the Historical Society of Martin County,
and Martin Health System, as well as chairman of the board of the Economic Council of Martin County.  Mr. Hudson is a graduate of Florida
State University with a bachelor’s degree in finance, and a master’s degree in business administration.
DIRECTOR QUALIFICATION HIGHLIGHTS
•his significant experience in the financial services industry and the organization, including his service as Chairman and Chief
Executive Officer of the Company, which provides a unique understanding of our operations;
•knowledge and relationships with the institutional investor community, including the Company’s past and present institutional investors; and
•service on other public company boards, which provides insight regarding general public company operations, policies, internal controls and corporate governance
KATHLEEN B. KAY
Age: 64
TENURE:
•Company since 2026
•Bank since  2026
QUALIFICATIONS & EXPERIENCE:
BOARD COMMITTEES:
•Audit
•Compensation & Governance
•Information Technology
Ms. Kay serves as the  Executive Vice President and Chief Information Officer of Principal Financial Group (NASDAQ: PFG), a global financial services firm, specializing in retirement solutions, asset management, and workplace benefits and insurance for businesses, individuals, and institutional clients.  Ms. Kay has held this position since May 2020.  In her role, Ms. Kay is responsible for overseeing the company's global technology and digital strategies, including information technology operations, information security, data and analytics, artificial intelligence, and enterprise innovation.
Ms. Kay has more than 30 years of experience in information technology leadership across multiple industries, including financial services, utilities, and automotive. Prior to joining Principal Financial Group, she served as Senior Vice President and Chief Information Officer of
Pacific Gas & Electric Company from September 2015 to April 2020, where she led mission‑critical systems and enterprise technology strategy. Her prior leadership roles include senior positions at SunTrust, Comerica Bank and General Motors.
Ms. Kay is a member of the board of directors for Principal Global Services India and the Philippines, subsidiaries of Principal Financial
Group and the Technology Association of Iowa where she served as chair in 2024. She has previously served on the HR committee for
Mechdyne Corporation, a private broad-based technology company from February 2022 to March 2026, the board of directors of FieldNav from 2021 through its dissolvement in 2024, and on the TextIQ advisory board from 2018 through its acquisition by Relativity in 2021. She is involved with several nonprofit and industry organizations including the Greater Des Moines Habitat for Humanity and the Iowa
Governor’s STEM Advisory Board. Ms. Kay holds a master’s degree in engineering science from Rensselaer Polytechnic Institute and a bachelor’s degree in computer science from Wayne State University.
DIRECTOR QUALIFICATION HIGHLIGHTS
•leadership in the development and execution of technology strategies that enable business growth and long-term value creation;
•extensive technology, cybersecurity, and operational leadership experience, with more than 30 years of senior IT leadership across financial services, utilities, and automotive industries;
•experience overseeing large scale, mission critical systems and global service organizations enhances the Board's oversight of operational resilience, innovation, and strategic execution; and
•public and private company board service experience contribute strong governance, human capital and strategic perspectives
SEACOAST BANKING CORPORATION OF FLORIDA53 PROXY STATEMENT 2026
ALVARO J. MONSERRAT
Age: 57
TENURE:
•Company since 2017
•Bank since  2017
BOARD COMMITTEES:
•Audit
•Compensation & Governance
•Corporate Development
•Information Technology
(Chair)
QUALIFICATIONS & EXPERIENCE:
Mr. Monserrat is the CEO of Ultra 7, a business strategy consulting firm focused on advising CEOs and boards of emerging, high growth and start up technology organizations, a position he has held since 2021.  He has also been a partner at Corten Capital, a specialist investment firm based in the United Kingdom since 2021.  Mr. Monserrat served as chief revenue officer of ACI Worldwide, Inc. (NASDAQ: ACIW), a global software company that provides mission-critical real-time payment solutions to corporations from 2020 to 2021. Prior to ACI, Mr.
Monserrat served as the executive vice president and general manager at Nuance Imaging, a subsidiary of Nuance Communications, Inc.
(NASDAQ: NUAN), a leading provider of voice and language solutions for business and consumers from January 2018 to February 2019.  Mr.
Monserrat joined Nuance after serving as chief executive officer at RES Software, a leading digital workspace technology company from
2015 until the company was acquired by Ivanti in 2017.  He also served as Citrix Systems’ senior vice president of Worldwide Sales & Service from 2008 to 2015.  Prior to joining Citrix, Mr. Monserrat served as senior director at Innovex Group (acquired by Citrix), and received numerous awards including Microsoft’s Best E-Commerce Solution and Best Small Business Solution Awards.  Mr. Monserrat’s career spans more than 25 years in large enterprises and entrepreneurial ventures within enterprise software, mobility, cloud, networking and business strategy. His areas of expertise include go-to-market, product and human capital strategy.
Mr. Monserrat is the chairman of the advisory board of Matrix42, a European-based B2B Cloud software company.  Mr. Monserrat also serves as a board member and chairman of the board at itopia, a cloud automation platform and is a board member of Login VSI, an automated testing platform for digital workspaces. He  formerly served as director at RES Software and Auxis LLC, as well as a director of the advisory boards of several other technology companies, including, HYCU, Virsto and Whiptail.  Mr. Monserrat holds a master’s degree of business administration from the University of Texas at Austin and a Bachelor’s degree in computer science from the University of Miami.
DIRECTOR QUALIFICATION HIGHLIGHTS
•entrepreneurial vision, innovation and resourcefulness in taking an initiative from concept to a successful money-making enterprise, which is applicable to our changing business model;
•abilities as a change leader in transforming and infusing existing business models with multi-directional and diversified routes to market, which provides insights for our effective management of Seacoast’s growth; and
•global view of markets and competitors combined with his knowledge of technology and go-to-market execution which provides constructive oversight in these areas.
RANDOLPH A. MOORE, III
Age: 59
TENURE:
•Company since 2026
•Bank since 2026
BOARD COMMITTEES:
•Corporate Development
•Enterprise Risk Management
•Information Technology
QUALIFICATIONS & EXPERIENCE:
Mr. Moore is a recently retired senior partner from Alston & Bird, LLP where he practiced law for more than 30 years, focusing on mergers and acquisitions, corporate governance, SEC compliance, and corporate finance, with a particular emphasis on the financial services industry.
His practice included extensive experience advising banks and bank holding companies, as well as investment advisers, broker-dealers, and insurance companies. Mr. Moore regularly counseled public and private company boards and executive management teams on complex corporate transactions, public and private offerings of equity, debt, and hybrid securities, and strategic, regulatory and compliance matters.
During his tenure at Alston & Bird, Mr. Moore served in various senior leadership roles, including as co-chair of the firm’s Mergers &
Acquisitions Group for ten years and as chair of the firm’s Investment Committee from January 2012 through December 2025. He is widely recognized as a leading national corporate attorney and has been consistently acknowledged by independent publications such as The Best
Lawyers in America®, Chambers USA, and M&A Advisor. He has also been a frequent author and speaker on mergers and acquisitions, securities regulation, corporate governance, and the fiduciary duties of boards of directors.  Mr. Moore previously served as an adjunct professor at Emory University School of Law, where he taught a mergers and acquisitions seminar, and holds a J.D. from the University of
Virginia and dual B.A. degrees from American University.
DIRECTOR QUALIFICATION HIGHLIGHTS
•extensive experience of 30+ years advising public and private company boards on mergers and acquisitions, corporate governance, securities regulation, and corporate finance, with deep expertise in the regulated financial services industry;
•leadership experience, including service as co‑chair of a national law firm’s Mergers & Acquisitions Group and chair of its Investment
Committee, providing significant insight into strategic transactions, regulatory compliance, fiduciary duties, and risk oversight; and
•seasoned judgment and service advising other public company boards, which provides insight regarding general public company finance, legal governance and risk with capital markets and securities regulation
SEACOAST BANKING CORPORATION OF FLORIDA54 PROXY STATEMENT 2026
Director Terms Extended Beyond the Annual Meeting

DENNIS J. ARCZYNSKI
Age: 74
TENURE:
•Company since 2013
•Bank since  2007
BOARD COMMITTEES:
•Audit
•Corporate Development
•Information Technology
•Risk Management (Chair)
QUALIFICATIONS & EXPERIENCE:
Mr. Arczynski has been a risk management, corporate governance, regulatory affairs and banking consultant since 2007.  He previously served for 33 years in various managerial and examiner positions in the U.S. Office of the Comptroller of the Currency’s (the “OCC”)
headquarters in Washington, D.C. and in several other OCC districts until 2007.  As a National Bank Examiner with the OCC, Mr. Arczynski was responsible for the supervision and examination of the largest and most complex mid-size banks, community banks and trust companies; provided guidance to banks in all facets of commercial banking and fiduciary operations including consumer compliance,
Community Reinvestment Act and  international activities; performed risk assessment and conducted BSA/AML reviews and examinations of internationally active banks; and developed formal enforcement actions and corrective action plans for struggling and deficient institutions.
Mr. Arczynski’s other positions of responsibility with the OCC were Assistant Director for Trust Operations, Special Assistant to the Senior
Deputy Comptroller (FFIEC Liaison), Associate Director for Financial Management (Financial Systems and Review) and Field Office
Manager (Miami Field Office).  His duties included the formation of national policies and programs, development of OCC supervisory initiatives, establishment of interagency relations, drafting regulations and writing OCC examiner handbooks.  Mr. Arczynski received his bachelor’s degree from the University of Maryland in Finance and his Master’s degree from the Johns Hopkins University.
DIRECTOR QUALIFICATION HIGHLIGHTS
•extensive knowledge of effective management practices of the largest and most complex mid-size banks;
•expertise in enterprise risk management, corporate governance, commercial banking, trust operations and asset management, including risk assessment and BSA/AML/OFAC and  regulatory background specific to the financial services industry; and
•public service experience that provides an alternative perspective in the areas of government relations and regulatory matters that impact the Company.
EDUARDO J. ARRIOLA
Age: 53
TENURE:
•Company since 2024
•Bank since  2024
QUALIFICATIONS & EXPERIENCE:
BOARD COMMITTEES:
•Risk Management
•Bank Trust
Mr. Arriola is currently the CEO of Arriola & Co., an executive leadership consulting and advisory firm, a position he has held since June
2024 .  He previously served as Executive Vice President and Market Executive of Seacoast Bank, where he was responsible for business development and growth strategies to deepen client relationships and execute market strategy in Miami, Florida until June 2024 when he was appointed to the Seacoast board of directors.  Prior to joining Seacoast Bank, Mr. Arriola served as Chairman and CEO of Apollo
Bancshares, Inc. and its subsidiary bank, Apollo Bank, from 2010 until its sale to Seacoast in 2022.  Mr. Arriola served for two terms as a board member of the Federal Reserve of Atlanta, Miami Branch from 2017 to 2022 and served as a board member of the Florida Bankers
Association and BankServ from 2010 to 2016.  He is currently serving his second term as a member of the board of directors of the Federal
Home Loan Bank of Atlanta where he serves on the affordable housing committee, audit committee and governance , compensation and nominating Committee.
Mr. Arriola previously served as a member of the board of directors of Total Bank from 2002 to 2007 (acquired from Banco Popular de
España in 2007) and was a member of its Directors Loan Committee.  Since 2012, Mr. Arriola has served as a member of the board of the
Inter-American Foundations ("IAF"), a US government agency based in Washington, DC that focuses on development in Latin American and the Caribbean, providing support for civil society groups in the region, where he was appointed as Chairman of the IAF in 2013.  From 1997 to 2009, Mr. Arriola served as Co-Founder and Managing Director of Inktel Contact Center Solutions, a privately held company headquartered in Miami, Florida.  Over the years, Mr. Arriola has supported many local community programs and has served on the boards of several non-profit and community organizations in Miami, Florida.  He has also been a long-time member of the Young Presidents'
Organization since 2010, and from 2002 to 2010, a former member of the Entrepreneurs' Organization, serving as chapter chair from 2005 to 2007.  Mr. Arriola is a graduate of Boston College and the Owner-President Management (OPM) Program of Harvard Business School.
DIRECTOR QUALIFICATION HIGHLIGHTS
•significant experience in the banking industry and the organization, including his service as market executive of the Bank in south Florida, which provide a unique understanding of our operations, including credit and lending;
•expertise in executive leadership and management and effective regulatory and compliance practices; and
•stature in the local community, including through service on the boards of the non-profit organizations discussed above.
SEACOAST BANKING CORPORATION OF FLORIDA55 PROXY STATEMENT 2026
JACQUELINE L. BRADLEY
Age: 68
TENURE:
•Company since 2015
•Bank since  2014
BOARD COMMITTEES:
•Bank Trust (Chair)
•Corporate Development
QUALIFICATIONS & EXPERIENCE:
Ms. Bradley served as a director of BankFIRST from 2005 until it was acquired by Seacoast in 2014. During her tenure at BankFIRST, she served on BankFIRST’s Special Assets Committee and Audit Committee.  Ms. Bradley currently chairs Seacoast Bank’s Trust and
Wealth Management Committee.  Ms. Bradley has had a 25+ year career in financial services, including seven years with SunTrust Bank in Central Florida, culminating in her last position as senior vice president leading its Private Client Group (1999-2002).  Her previous experience also includes 8 years as vice president with Moody’s Investors Services and 3 years providing consulting services for
McKinsey Management Consultants and Touché Ross.
Since 2020, Ms. Bradley has served on the board of directors of Tampa Electric Company, a wholly-owned subsidiary of Emera, Inc.
(NASDAQ: EMRAF), a public gas and electric utilities company.  In 2021, Ms. Bradley was appointed as an independent director to the board of directors of certain business development companies managed by affiliates of Lafayette Square Holding Company, LLC., an impact investment platform that deploys long-term capital alongside impactful services to local communities across the U.S., where she currently serves as the chair of the board’s audit committee.  Ms. Bradley also serves on the board of directors of the Boys & Girls Club of
Central Florida, serving as chairperson in 2002 and 2003.  Additionally, Ms. Bradley is a board member of The Studio Museum in Harlem.
She also served on the finance committee for the Central Florida Expressway Authority and Orange County Tourist Development
Council and vice chair of the board of directors of the Greater Orlando Aviation Authority, as well as a member of the board of directors of Florida Arts Council and Cornell Museum of Fine Arts.
Ms. Bradley received her Bachelor of Arts degree in Economics and Political Science from Yale College, and her master’s degree in business administration from Columbia University Graduate School of Business with a concentration in Finance and Marketing.
DIRECTOR QUALIFICATION HIGHLIGHTS
•diversity of management experience in the financial services industry;
•knowledge of, and stature and philanthropic service to, the Central Florida market, which is valuable in understanding the customer segments in this market; and
•ability to provide guidance to the Board of Directors regarding accounting and financial matters.
H. GILBERT CULBRETH, JR.
Age: 80
TENURE:
•Company since 2008
•Bank since  2006
BOARD COMMITTEES:
•Bank Credit Risk
•Compensation & Governance
QUALIFICATIONS & EXPERIENCE:
Mr. Culbreth has been chief executive officer and owner of Gilbert Chevrolet Company, Inc., a car dealership located in Okeechobee,
Florida, for over 40 years. He also owns and manages Gilbert Ford car dealership in Okeechobee, Florida.  Mr. Culbreth was previously a member of Big Lake Financial Corporation’s board of directors for 10 years prior to its acquisition by Seacoast in 2006, and has served on the Bank’s board of directors since the acquisition. In addition, Mr. Culbreth is president of several other family businesses, including:
Culbreth Realty, Inc. (a real estate brokerage company), Parrott Investments, Inc. (a holding company for two other businesses), Gilbert
Cattle Co., LLC (a cattle operation), Grace Marine (a watercraft sales company), Gilbert Aviation Inc. (an aircraft sales and service company), Gilbert Oil Company, LLC and Gilbert Trucking, Inc.  Mr. Culbreth is a former director of the Florida Council on Economic
Education, the Okeechobee County Board of Realtors, the Okeechobee Economic Council, and the United Way of Okeechobee and is a
member of the Masonic Lodge.
DIRECTOR QUALIFICATION HIGHLIGHTS
•diversity of business experience for more than 40 years in the Okeechobee, Florida market, which is valuable in understanding the customer segments in this market;
•entrepreneurial and management skills;
•stature in and knowledge of the local community; and
•experience and tenure with the Company
SEACOAST BANKING CORPORATION OF FLORIDA56 PROXY STATEMENT 2026
CHRISTOPHER E. FOGAL
Age: 74
TENURE:
•Company since 1997
•Bank since  1997
BOARD COMMITTEES:
•Audit
•Bank Trust
•Information Technology
QUALIFICATIONS & EXPERIENCE:
Mr. Fogal is a retired certified public accountant and a partner emeritus with the public accounting firm of Carr, Riggs & Ingram, LLC
(“Carr Riggs”), a top 25 accounting firm that is the second largest super-regional accounting firm in the southeastern U.S.  He was previously a principal with the public accounting firm of Proctor, Crook, Crowder & Fogal, P.A. (“Proctor Crook”), a BDO affiliate firm, located in Stuart, Florida, from 2009 to 2017 when the firm merged with Carr Riggs.  Mr. Fogal was the managing partner of Fogal &
Associates from 1979 until the firm merged with Proctor Crook in 2009. He also served on the board of directors of Port St. Lucie
National Bank until it was acquired by Seacoast in 1996.
Mr. Fogal has also served as past chairman of the St. Lucie County Economic Development Council the Treasure Coast Private Industry
Council, past president of the St. Lucie County Chamber of Commerce, and was active in a number of professional organizations including the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants.  Mr. Fogal
received a bachelor’s degree in accounting from New York Institute of Technology and a master’s degree from Liberty University.
DIRECTOR QUALIFICATION HIGHLIGHTS
•accounting expertise as a certified public accountant, which provides the Board of Directors with guidance related to internal controls and financial and accounting matters;
•business, management and decision-making skills, including his experience as managing partner of an accounting firm for
30+ years;
•stature and knowledge of the local community; and
•experience and tenure with the Company.
MARYANN GOEBEL
Age: 75
TENURE:
•Company since 2014
•Bank since  2014
BOARD COMMITTEES:
•Audit
•Compensation & Governance
(Chair)
•Information Technology
•Risk Management
QUALIFICATIONS & EXPERIENCE:
Ms. Goebel has been an independent IT management consultant since 2012.  She was executive vice president and chief information officer of Fiserv, Inc. (NASDAQ) from 2009 - 2012.  In this role, she was responsible for all internal Fiserv IT systems (infrastructure and applications), as well as IT infrastructure, operations, engineering and middleware services.  In her 50+ year career, Ms. Goebel has shaped the strategic direction of information technology for major corporations around the world, serving in the critical role of chief information officer for DHL Express from 2006 to 2009; General Motors North America from 2003 to 2006; Frito-Lay from 2001 - 2002;
General Motors Europe from 1999 - 2001; General Motors Truck Group from 1997 to 1999; and Bell Atlantic NYNEX Mobile (now Verizon
Mobile) from 1995 to 1997.  She has also held senior IT leadership positions at Texas Instruments, Inc., Aérospatiale Helicopter
Corporation, and the Southland Corporation, among others.
Ms. Goebel serves as an independent director of Repay Holdings Corporation (NASDAQ: RPAY), a leading provider of vertically-
integrated payment solutions headquartered in Atlanta, Georgia since 2019, where she serves as the chair of the technology committee and served as a member of the audit committee from 2019 to 2022.
Ms. Goebel received the "100 Leading Woman in the North American Auto Industry" award in 2005.  She also received an award for outstanding professional achievement from her alma mater, Worcester Polytechnic Institute, where she earned a Bachelor of Science degree in mathematics and previously served on their Arts and Sciences Advisory Board.  In 2017, Ms. Goebel was awarded the CERT
Certificate in Cybersecurity Oversight by the NACD.
DIRECTOR QUALIFICATION HIGHLIGHTS
•extensive knowledge of complex information technology environments and focus on innovation;
•expertise in strategizing and implementing best-practice processes, tools and structure that are essential to supporting a superior customer experience;
•experience in aligning IT objectives with corporate priorities; and
•leadership and ability to help drive the Company's expansion of technology to deliver a state-of-the-art customer experience.
SEACOAST BANKING CORPORATION OF FLORIDA57 PROXY STATEMENT 2026
ROBERT J. LIPSTEIN
Age: 70
TENURE:
•Company since 2019
•Bank since  2019
BOARD COMMITTEES:
•Audit (Chair)
•Bank Credit Risk
•Compensation and Governance
•Information Technology
•Risk Management
QUALIFICATIONS & EXPERIENCE:
Mr. Lipstein is a certified public accountant and has over 40 years of diversified experience in various business roles, including leadership in audit, corporate governance, information technology, and enterprise risk management.  He is a retired KPMG senior partner where he held numerous leadership roles including, Global Partner in Charge of Sarbanes Oxley Services, Global Managing Partner in Charge of IT
Business Services, Partner in Charge of KPMG's financial service practice and Partner in Charge of KPMG's advisory practice for the Mid-
Atlantic region from 1986 to 2016.
Mr. Lipstein has multiple public company and private company board experiences.  Since March 2022, Mr. Lipstein has served as a board member and chair of the audit committee of Onfolio Holdings (NASDAQ: ONFO), a publicly-held company that acquires controlling interests in and actively manages small websites headquartered in Wilmington, Delaware.  He currently is a board member and chair of the audit committee of Firstrust Bank, a privately-held family owned community bank headquartered in Philadelphia, Pennsylvania since
2021, and its subsidiary, Hatch Bank, since 2024.  In 2025, Mr. Lipstein was appointed as a board member and audit committee member of Quest Resource Holding Company (NASDAQ: QRHC), a publicly-held waste management company headquartered in The Colony,
Texas,  and since 2025 serves as a board member of MM Digital Collective, a private digital imaging business company.  In addition, he has been a board member of Jefferson Einstein Philadelphia Hospital, formerly Einstein Healthcare Network, an academic medical center offering full service medical, surgical, and rehabilitation services since 2016.
Mr. Lipstein previously served as an independent board member of Ocwen Financial, now known as Onity Group (NYSE: ONIT), a provider of residential and commercial mortgage loan servicing headquartered in West Palm Beach, Florida, where he was as a member of the audit committee and compensation committee from 2017 to 2020.  He also served as a board member of Infrasight, a start-up venture
providing software that powers hybrid IT and multi-cloud business decisions from 2020 to 2024.    He is a graduate of the University of
Pennsylvania Director Institute and an Emeritus member of the Weinberg Center for Corporate Governance.  He earned a bachelor’s degree in accounting from the University of Delaware.
DIRECTOR QUALIFICATION HIGHLIGHTS
•extensive knowledge of accounting practices, including financial reporting and internal controls;
•expertise in executive leadership, financial services, corporate governance, regulatory and compliance, risk management, technology and information security; and
•audit, banking and public and private board experience.
CHARLES M. SHAFFER
Age: 52
TENURE:
•Company since 2021
•Bank since  2021
BOARD COMMITTEES:
•Corporate Development
•Bank Credit Risk
QUALIFICATIONS & EXPERIENCE:
Mr. Shaffer was appointed chairman of the Company and the Bank in February 2022, and president and chief executive officer and a member of the board of directors of the Company and Bank in January 2021.  Mr. Shaffer previously served as chief operating officer since May 2019.  He served as executive vice president and chief financial officer of the Company and the Bank from January 2017 to May 2019.  Prior to that, he led the community banking group since October 2013 and held other various positions in the Company, including controller since 2005.
Mr. Shaffer is actively involved in the community and other external organizations, serving on the board of directors of Armellini Express Lines, a private logistics company headquartered in Palm City, FL, as well as, Florida Bankers Association and United Way of Martin County.  Mr. Shaffer is
a graduate of the University of Central Florida with a master’s degree in business administration with a specialization in finance, Florida State
University with a Bachelor’s degree in Finance, Florida Atlantic University with a Bachelor’s degree in Accounting and is a graduate of the
Advanced Management Program at the University of Pennsylvania’s Wharton School of Business.  He is a Certified Public Accountant licensed in the State of Florida.
DIRECTOR QUALIFICATION HIGHLIGHT
•significant experience in the banking and financial services industry and the organization, including his service as chairman and chief executive officer of the Company, which provides a unique understanding of our operations;
•knowledge and relationships with the institutional investor community, including the Company's past and present institutional investors;
•expertise in executive leadership and management, formerly serving in several leadership roles, including chief operating officer;
and
•financial and accounting acumen.
SEACOAST BANKING CORPORATION OF FLORIDA58 PROXY STATEMENT 2026
JOSEPH B. SHEAROUSE, III
Age: 68
TENURE:
•Company since 2023
•Bank since 2023
BOARD COMMITTEES:
•Corporate Development (Chair)
•Bank Credit Risk
•Bank Trust
QUALIFICATIONS & EXPERIENCE:
Mr. Shearouse formerly served as senior vice president and market executive of Seacoast Bank, where he was responsible for business development and growth strategies to deepen client relationships and execute market strategy from March 2020 until
July 2023, when he was appointed to the Seacoast’s board of directors.  Prior to joining Seacoast Bank, Mr. Shearouse served as chairman and CEO of First Bank of The Palm Beaches from 2010, until acquired by Seacoast Bank in 2020.  From 2007 to 2009,
Mr. Shearouse served as President of Southeast Florida for National City Bank following its purchase of Fidelity Federal Bank &
Trust where he served in multiple senior-level roles for 27 years, including executive vice president of Corporate Lending with responsibilities over Commercial Real Estate Lending, Small Business Lending, Consumer Lending, Loan Servicing, SBA Lending
and the Credit Department.
Mr. Shearouse has served on many community boards over his career, including the Boys and Girls Club of Palm Beach County,
United Way of Palm Beach County, Palm Health Foundation, Chamber of Commerce of the Palm Beaches, as well as the Palm
Beach Business Development Board and the Economic Council, among others.  In the banking industry, Mr. Shearouse served for two terms on the board of directors of the Florida Bankers Association and at the national level, on the of board of America’s
Community Bankers. Mr. Shearouse was named “Florida Banker of the Year” in 2006 by the Florida Bankers Association.  Mr.
Shearouse earned a bachelor’s degree in real estate and insurance from Florida State University and an associate degree in business management from Wofford College.
DIRECTOR QUALIFICATION HIGHLIGHTS
•significant experience in the banking industry and the organization, including his service as market executive of the Bank, which provide a unique understanding of our operations, including credit and lending;
•expertise in executive leadership and management and effective regulatory and compliance practices; and
•stature in the local community, including through service on the boards of the non-profit organizations discussed above.
SEACOAST BANKING CORPORATION OF FLORIDA59 PROXY STATEMENT 2026
Director Compensation
Decisions regarding our non-employee director compensation program are approved by our full Board of Directors based on recommendations from the CGC.  In making its recommendations, the CGC considers the director compensation practices of peer companies with respect to total compensation and each element thereof based on a peer group study conducted by the Company’s compensation consultant. For more information about the peer group, which is the same peer group we use in determining executive pay, see “Compensation Discussion and Analysis - Compensation Peer Group.”  Our compensation program for non-employee directors is designed to:
•appropriately compensate directors for the work required at a company of Seacoast’s size, growth, and dynamic and evolving business model;
•align directors’ interests with the long-term interests of Seacoast’s shareholders; and
•make meaningful adjustments every few years, rather than small annual adjustments.
Non-Employee Director Compensation Structure
Non-employee directors are each paid a cash retainer for service on the board, plus an additional amount for serving as a chair of a board committee or as the lead director.  The annual cash retainers paid in 2025 remained unchanged from the prior year.  All cash retainers are paid in quarterly installments. To further align directors’ interests with long-term shareholder interests, directors may elect to receive: 1) all or a portion of their annual cash retainer in vested Company common stock, and 2) up to a maximum of 30% of their annual cash retainer in the form of vested non-qualified options to purchase shares of Company common stock.  Retainers are prorated for directors who join or leave the Board or have a change in Board roles during a quarterly period.
In addition, non-employee directors receive an annual grant of common stock, which is issued following the annual meeting of shareholders. The annual stock award issued to non-employee directors following election or re-election at the 2025 annual meeting of shareholders has a grant date value of $62,500 and was unchanged from the prior year.
In 2025, committee members received annual cash retainers for committee service to appropriately compensate them for the scope of responsibilities and workload for serving on committees
The following table summarizes our annual non-employee director compensation program for 2025.

Annual Retainer paid to all Non-employee Directors of the Company in 2025 (1)
Cash (2)	$45,000
Stock Award (3)	$62,500
Annual Committee Chair Retainer for all Committees, excluding the CGC	$25,000
Annual Committee Chair Retainer for the CGC	$30,000
Lead Independent Director Retainer	$35,000
Annual Committee Member Retainer - Audit, CGC, and ERMC	$10,000
Annual Committee Member Retainer - ITC	$7,500
Annual Committee Members Retainer - CDC	$5,000
(1)Non-employee directors who serve on the Bank's Directors Credit Risk Committee and Trust and Wealth Committee will also receive a retainer of $5,000 for each such committee.
(2)A number of directors have elected to receive all or a portion of their cash retainer in stock or stock options as described in the "2025 Director Compensation Table."
(3)Granted under the Amended 2021 Incentive Plan following election or re-election at each annual meeting of shareholders.  Includes the grant of $62,500 of Company common stock after the 2025 annual meeting of shareholders.
Non-employee directors are also reimbursed for their travel, lodging and related expenses incurred in connection with attending
Board, committee and shareholders’ meetings and other designated Company events. Executive officers who are also directors do not receive any compensation for services provided as a director.
The non-employee director compensation program approved by the Board for 2026 remains unchanged from 2025, except that following the annual shareholder meeting in 2026, the annual stock award will increase from $62,500 to $70,000.
Lead Independent Director Compensation
The Board appointed Christopher E. Fogal as Lead Independent Director in December 2018 and in each subsequent year since then.
In 2025, Mr. Fogal received an additional annual cash retainer of $35,000 for his service as Lead Independent Director.
SEACOAST BANKING CORPORATION OF FLORIDA60 PROXY STATEMENT 2026
Director Stock Ownership Policy
To align the interests of our directors and shareholders, our Board of Directors believes that directors should hold a significant financial stake in Seacoast.  Consequently, our Corporate Governance Guidelines require that directors own Seacoast stock equal in value to a minimum of five times their base annual cash retainer within five years of joining the Board.  Each director must retain
100% of their shares until reaching the minimum share ownership requirement, and after the ownership target is met, must retain at least 50% of the shares for one year.  All of our directors own more than the minimum stock requirement, other than Michael E.
Griffin, Kathleen B. Kay and Randolph A. Moore, III, who were appointed to the Board in March 2026.
The table below sets forth the total compensation paid to Board members who are not employees of the Company or the Bank for fiscal year 2025.
2025 Director Compensation Table

Director	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Dennis J. Arczynski	102,500	(4)	62,525	--	--	165,024
Eduardo J. Arriola (8)	60,000		62,525	--	--	122,525
Jacqueline L. Bradley	85,000	(4)	62,525	--	--	147,525
H. Gilbert Culbreth, Jr.	60,000	(6)	62,525	--	--	122,525
Christopher E. Fogal	102,500	(7)	62,525	--	--	165,025
Maryann Goebel	112,500	(5)	62,525	--	--	175,025
Dennis S. Hudson, III (8)	90,000	(4)	62,525	--	--	152,525
Robert J. Lipstein	102,500	(4)	62,525	--	--	165,025
Alvaro J. Monserrat	105,000	(4)	62,525	--	--	167,525
Thomas E. Rossin	72,500	(4)	62,525	--	--	135,025
Joseph B. Shearouse, III	72,500		62,525	--	--	135,025
  (1)Directors may elect to take a portion of their cash compensation in the form of common stock and/or non-qualified options to purchase shares of Company common stock.  In 2025, one director elected to take stock option awards and one director elected to take the cash compensation in form of common stock deferred under the
Directors' Deferred Compensation Plan ("DDCP").  Fees earned represents annual cash retainers for board service of $45,000 and committee membership retainers as follows: $10,000 for each of the Audit, Compensation and Governance and Enterprise Risk Management committees, $7,500 for the Information Technology
Committee of $7,500, and $5,000 for each of the Corporate Development and Bank's Directors Credit Risk and Trust and Wealth committees.
(2)  Represents the aggregate grant date fair value as of the respective grant date for each award, calculated in accordance with FASB ASC Topic 718.  The assumptions made in valuing stock awards in this column are discussed in Note 1 to the Company's audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2025.  The number of stock awards granted to each director in 2025 is provided below in the table entitled “Stock Awards Granted to
Directors in 2025.”  No stock awards held by directors were unvested as of December 31, 2025, except as provided in footnote 8 below.
(3)    Directors were able to elect to take a portion of their 2025 cash retainer for board service in the form of stock option awards, in which case, the grant date value of these awards would be included in the “Fees Earned or Paid in Cash” column.  In 2025, Mr. Monserrat elected to take stock option awards.  The number of stock option awards held by directors and outstanding as of December 31, 2025 is as follows:  Directors Arczynski and Goebel held options for 5,561 shares, Director Bradley held options for 8,503 shares, Director Culbreth held options for 2,142 shares, Director Fogal held options for 4,719 shares, Director Hudson, III held options for 133,300 shares, of which all were received from his previous service as an officer of the Company, and Director Monserrat held options for 4,543 shares.
(4)    Includes $25,000 for each service as Chair of a Board Committee, including bank subsidiary committees, with the exception of the CGC; any committee chair rotation is prorated accordingly on quarterly basis.
(5)    Includes $30,000 for service as Chair of the CGC; any committee chair rotation is prorated accordingly on quarterly basis.
(6)    The table below shows the cash amounts that the directors deferred into the DDCP described below in 2025 and the total number of shares held in the DDCP for each director as of the Record Date.
(7)    Includes $35,000 for service as Lead Independent Director.
(8)    Director Arriola previously received award shares as compensation for his previous service as an employee of the Bank, of which 2,498 shares were outstanding and
3,056 shares were unvested as of December 31, 2025.

Director	Cash Deferred into DDCP Stock Account in 2025 ($)	Total Shares in DDCP Stock Account (#)
Dennis J. Arczynski	__	37,799
Eduardo J. Arriola	__	2,244
Jacqueline L. Bradley	__	28,948
H. Gilbert Culbreth, Jr.	45,000	48,675
Christopher E. Fogal	__	32,747
Maryann Goebel	__	31,714
Dennis S. Hudson, III	__	__
Robert J. Lipstein	__	__
Alvaro J. Monserrat	__	23,778
Thomas E. Rossin	__	32,045
Joseph B. Shearouse, III	__	__
SEACOAST BANKING CORPORATION OF FLORIDA61 PROXY STATEMENT 2026
Stock Awards and Options Granted to Directors in 2025
The following table sets forth certain information concerning stock awards and options granted to directors during 2025. As of
December 31, 2025, all stock awards granted to directors listed below were fully vested.

Name	Grant Date	Stock Awards (1) (#)	Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (2) ($)
Dennis J. Arczynski	7/31/2025	2,218	--	--	62,525
Eduardo J. Arriola	7/31/2025	2,218	--	--	62,525
Jacqueline L. Bradley (1)	7/31/2025	2,218	--	--	62,525
H. Gilbert Culbreth, Jr. (1)	7/31/2025	2,218	--	--	62,525
Christopher E. Fogal (1)	7/31/2025	2,218	--	--	62,525
Maryann Goebel (1)	7/31/2025	2,218	--	--	62,525
Dennis S. Hudson, III	7/31/2025	2,218	--	--	62,525
Robert J. Lipstein	7/31/2025	2,218	--	--	62,525
Alvaro J. Monserrat (1)	7/31/2025	2,218	--	--	76,018
	2/3/2025	--	970	--
Thomas E. Rossin (1)	7/31/2025	2,218	--	--	62,525
Joseph B. Shearouse, III	7/31/2025	2,218	--	--	62,525
(1)  Shares were deferred under the DDCP described below.
(2)  Represents the aggregate grant date fair value as of the respective grant date for each award, calculated in accordance with FASB ASC Topic 718.  The assumptions made in valuing stock awards reported in this column are discussed in Note 1 to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2025.
Directors’ Deferred Compensation Plan
The Company has a Directors’ Deferred Compensation Plan (“DDCP”) to allow each non-employee director of the Company and the
Bank to defer receipt of his or her director compensation, both cash and equity, until his or her separation from service with the
Company or at such other times as described below.  Each participant account is separated into sub-accounts for cash deferrals
(“Cash Deferral Account”) and equity deferrals (“Equity Deferral Account”). Each participant directs how his or her Cash Deferral
Account in the DDCP is invested among the available investment vehicle options, including a Company stock fund (“Stock
Account”).  The plan’s investment options are reviewed and selected annually by a committee appointed by the Board of Directors of the Company to administer the plan.  No earnings or dividends paid under the DDCP are above-market or preferential.
All amounts paid under the DDCP are paid in cash (other than as described with respect to the Stock Account or Equity Deferral
Account) from the general assets of the Company, either directly by the Company or via a “rabbi trust” the Company has established in connection with the plan.  Nothing contained in the plan creates a trust or fiduciary relationship of any kind between the Company and a participant, beneficiary or other person having a claim to payments under the plan.  A participant or beneficiary does not have an interest in his or her plan account that is greater than that of an unsecured creditor.
Amounts deferred prior to January 1, 2022 will be distributed following the participant's separation from service.  For amounts deferred after January 1, 2022, participants can elect to receive distributions of their deferred amounts upon a separation from service, a specified date, death, disability, or a change in control.
Upon a payout event, the participant will receive the balance of his or her Stock Account and/or Equity Deferral Account in shares of
Company common stock and the balance of his or her other plan accounts in cash in one of the following three forms specified by the participant at the time of initial deferral election: (i) a lump sum; (ii) monthly, quarterly or annual installments over a period not to exceed eleven years (monthly installments over a period not to exceed five years for amounts deferred prior to 2022); or (iii) a combination of an initial lump sum of a specified dollar amount and the remainder in installments.  Upon death of a participant, any balance in his or her account shall be paid in accordance with the participant election to his or her designated beneficiary or to his or her estate.
SEACOAST BANKING CORPORATION OF FLORIDA62 PROXY STATEMENT 2026
PROPOSAL 2
APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES
OF INCORPORATION OF SEACOAST BANKING CORPORATION OF FLORIDA
TO DECLASSIFY THE BOARD
General
Section 6.02 of the Company’s amended and restated articles of incorporation currently divides the Board of Directors into three classes. Each class is elected for a three-year term, with the terms staggered so that approximately one-third of directors, plus any newly appointed directors, stand for election each year. Presently, the Class III directors’ term expires at this 2026 Annual Meeting, the Class I directors’ term expires at the 2027 annual meeting, and the Class II directors’ term expires at the 2028 annual meeting.
In the past, the Company’s various Boards of Directors have believed that a classified board structure served the best interests of the Company and its shareholders. Among other considerations, classified boards generally can provide for company and board continuity and stability, promote director independence that is less subject to management or outside influence, and inhibit coercive takeover tactics and special interest groups focused on short-term gain from taking rapid control of a company without giving its board the opportunity to negotiate the payment of an appropriate premium.
While the Board continues to believe these are important considerations, the Board also understands that the corporate governance best practices in recent years have moved away from classified boards in favor of electing all directors annually. As part of its ongoing responsibilities to monitor current developments in corporate governance and review and recommend changes to the
Company’s governing documents, the CGC evaluated the classified board structure during early 2026 and considered, among other things, that an annual election of all directors would provide shareholders with greater opportunity to register their views at each annual meeting on the performance of the entire Board over the prior year. Director elections are the primary means for shareholders to express their views on the performance of individual directors, and a classified board structure affords shareholders this opportunity only once every three years for each director.
After carefully weighing these considerations, the Board concluded that the annual election of all directors will both enhance our corporate governance practices and be an effective way to maintain and enhance the accountability of the Board. Accordingly, the
Board, upon the recommendation of the CGC, unanimously determined that it is in the best interests of the Company to eliminate the classified board structure.
The Proposal
Our Board of Directors is proposing the adoption of an amendment to the Company’s amended and restated articles of incorporation to declassify the Board such that each director will hold a one-year term.
On March 26, 2026, our Board of Directors adopted, subject to shareholder approval at the Annual Meeting, an amendment to our amended and restated articles of incorporation to declassify the Board ("Amendment").
If Proposal 2 is approved, the elimination of the classified structure of the board will be phased in beginning with the 2026 Annual
Meeting, but no director’s term in office will be shortened. Instead, the annual election of directors will be phased in over three years, and all directors will stand for an annual election by 2028. Directors whose terms expire at the 2026 Annual Meeting and who are standing for election at such meeting will be elected for a one-year term. At the 2027 annual meeting of shareholders, these directors and those directors whose terms expire at such annual meeting and who are standing for election at such meeting (as well as any other nominee for election as a director at such meeting) will be elected for a one-year term. Finally, at the 2028 annual meeting of shareholders, all of our director nominees will stand for election for a one-year term. Accordingly, the board will be fully declassified (with all board members standing for annual election) commencing with the 2028 annual meeting of shareholders.
If the Amendment is not approved by shareholders at this annual meeting, Class III directors will continue to serve a three-year term upon approval by shareholders at the annual meeting.
The Amendment will not change the present number of directors or the board’s authority to change that number or to fill any vacancies or newly created directorships. If a vacancy occurs prior to the board being fully declassified, the new board member will be appointed to fill the remaining portion of the term of the individual who has departed the board.
The proposed amendment to Seacoast’s amended and restated articles of incorporation is attached to this proxy statement as
Appendix B. No other changes to the Company’s amended and restated articles of incorporation are being proposed at the Annual
Meeting. If approved, the amendment will be effective upon the filing of the articles of amendment to the amended and restated
articles of incorporation with the Department of State of the State of Florida promptly after the Annual Meeting.
This Proposal 2 requires the affirmative vote of two-thirds (66 2/3%) of votes cast at the Annual Meeting.
The Board of Directors unanimously recommends a vote “FOR” Proposal 2.
SEACOAST BANKING CORPORATION OF FLORIDA63 PROXY STATEMENT 2026
PROPOSAL 3
ADVISORY (NON-BINDING) VOTE ON COMPENSATION OF NAMED
EXECUTIVE OFFICERS
In accordance with the Exchange Act, we are required to include in this proxy statement and present at the Annual Meeting a non-
binding advisory shareholder vote to approve the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation rules of the SEC.  This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of the Company’s named executive officers as disclosed in this proxy statement.  The proposal will be presented at the Annual Meeting in the form of the following resolution:
RESOLVED, that the holders of common stock of the Company approve the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and related material in the
Company’s Proxy Statement for the 2026 Annual Meeting.
The Company believes that its executive compensation programs effectively align the interests of its named executive officers with those of its shareholders by creating a combination of incentive compensation arrangements, in both cash and equity-based programs, which are directly tied to performance and creation of shareholder value. A substantial portion of total direct compensation for named executive officers is variable and at risk, with payouts dependent on the achievement of pre-established financial, operational, and strategic objectives.
At the Company’s 2025 annual meeting, the Company received the affirmative support of 61% of votes cast in favor of its say-on-
pay proposal, which was significantly lower than in prior years. In response to the shareholder vote, the Company expanded its shareholder outreach in 2025 and early 2026 to better understand and address investor perspectives. In addition, the CGC conducted a thorough review of the Company's executive compensation programs and related disclosures and, with guidance from its independent compensation consultant, made responsive enhancements. The CGC believes these enhancements directly address shareholder feedback and reinforce our commitment to sound compensation governance. For more information, see the “Letter from our Compensation and Governance Committee Chair” and “Say on Pay Results”  and “Shareholder Outreach Summary” in the
“Compensation Discussion and Analysis” section of this proxy statement.
This advisory vote will not be binding on the Company’s Board of Directors and may not be construed as overruling a decision by the
CGC or the Board of Directors or creating or implying any additional fiduciary duty on the CGC or the Board of Directors, nor will it affect any compensation paid or awarded to any executive. However, the CGC and the Board of Directors value our shareholders’
opinions, and, as in prior years, the CGC and the Board intend to evaluate the results of the 2026 say-on-pay vote when making future decisions regarding compensation of the named executive officers. The Company encourages shareholders to carefully review the “Compensation Discussion and Analysis” for a detailed discussion of the Company’s executive compensation programs and practices.
Currently, say-on-pay votes are held by the Company annually, and the next shareholder advisory vote will occur at the 2027 annual meeting of shareholders.
This Proposal 3 requires approval by the affirmative vote of a majority of votes cast at the Annual Meeting.
The Board of Directors unanimously recommends a vote “FOR” Proposal 3.
SEACOAST BANKING CORPORATION OF FLORIDA64 PROXY STATEMENT 2026
PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
The Audit Committee, acting pursuant to authority delegated to it by the Board of Directors, appointed Crowe LLP, an independent registered certified public accounting firm and the Company’s independent auditor for the fiscal year ending December 31, 2025, to serve as the Company’s independent auditor for the fiscal year ending December 31, 2026. Although it is not required to do so, the
Board of Directors is submitting the Audit Committee’s appointment of Crowe LLP for ratification by the Company’s shareholders in order to ascertain the views of the shareholders regarding such appointment and as a matter of good corporate practice.  If the shareholders should not ratify the appointment of Crowe LLP, the Audit Committee will reconsider the appointment.
Representatives of Crowe LLP will be present at the Annual Meeting and will be given the opportunity to make a statement on behalf of the firm, if they so desire, and will also be available to respond to appropriate questions from shareholders.  All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein.  If no specification is made, the proxies will be voted for the ratification of the appointment of Crowe LLP for the fiscal year ending December 31, 2026.  Ratification of this proposal requires approval by the affirmative vote of a majority of votes cast at the Annual Meeting.
The Board of Directors unanimously recommends a vote "FOR" Proposal 4.
Relationship with Independent Registered Public Accounting Firm
Crowe LLP’s report on Seacoast’s consolidated financial statements for the fiscal year ended December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
Crowe LLP’s report on Seacoast’s internal control over financial reporting expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2025.  Crowe LLP has advised Seacoast that neither the firm nor any of its partners has any direct or material interest in Seacoast and its subsidiaries except as auditors and independent certified public accountants of Seacoast and its subsidiaries.
Independent Registered Public Accounting Firm’s Fees
The following table shows the fees paid or accrued by the Company for the audit and other services for the fiscal years ended
December 31, 2025 and 2024, including expenses:

	2025	2024
Audit Fees (1)	$ 1,986,364	$ 1,201,489
Audit-Related Fees (2)	$ 231,315	$ 39,690
Tax Fees (3)	$ 91,790	$ 36,931
All Other Fees (4)	$ 65,100	$ 61,950
(1)  Includes the aggregate fees for professional services and expenses rendered for the audit of the Company’s consolidated financial statements, reviews of consolidated financial statements included in the Company’s Forms 10-Q filed during the respective fiscal year, and audit of the Company’s internal control over financial reporting.
(2)  Includes the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Company’s financial statements and are not reported under “Audit Fees.”  These services primarily relate to audits of the Company’s compliance with certain requirements applicable to the U.S.
Department of Housing and Urban Development (HUD) assisted programs, and related attestation reporting thereon.  Also includes aggregate fees billed in 2025 and
2024 for professional services performed in connection with the Company’s filing of certain registration statements and related issuance of consents.
(3)  Includes tax preparation and compliance activities for the Company and related tax compliance.
(4)  Includes the aggregate fees for professional services and expenses rendered in connection with the audit of the Company’s retirement savings plan.
Pre-Approval Policy
Under the Audit Committee’s Charter, the Audit Committee is required to approve in advance the terms of all audit services
`provided to the Company as well as all permissible audit-related and non-audit services to be provided by the independent auditors.
All services set forth above under the captions “Audit Fees”, “Audit-Related Fees”, “Tax Fees”, and “All Other Fees” were approved by the Company’s Audit Committee pursuant to SEC Regulation S-X Rule 2-.01(c)(7)(i).
SEACOAST BANKING CORPORATION OF FLORIDA65 PROXY STATEMENT 2026
Other Information
Certain Transactions and Business Relationships
Related Party Transactions
The Board of Directors recognizes that related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof) and therefore has adopted a Related Party Transaction Policy to guide the Company in connection with all related party transactions. The policy is available on the Company’s website at www.SeacoastBanking.com. The
Company defines a related party as:
•any employee, officer, director or director nominee of the Company and/or its subsidiaries;
•a shareholder (or group of affiliated shareholders) beneficially owning in excess of 5% of the Company (or its controlled affiliates);
•a shareholder (or group of affiliated shareholders) with the right to designate a director or board observer to the Board of
Directors of the Company and/or any of its subsidiaries;
•an immediate family member of any of the foregoing; and
•an entity which is owned or controlled by someone listed above, or an entity in which someone listed above has a substantial ownership interest or control of such entity.
The policy requires the Audit Committee or a majority of disinterested members of the Board to approve or ratify a transaction between the Company and any related party (including any transactions requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934), other than:
•transactions available on similar terms to all employees or customers generally;
•transactions involving less than $50,000 when aggregated with all similar transactions;
•loans made by the Bank in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable loans with parties not related to the lender, and not involving more than the normal risk of repayment or presenting other unfavorable features, and in compliance with applicable law, including the Sarbanes Oxley Act of 2002 and
Regulation O of the Board of Governors of the Federal Reserve System; and
•any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a Related Party serves as a director, trustee or executive officer if the aggregate amount involved does not exceed the greater of $200,000, or 5 percent of the charitable organization’s total gross annual receipts.
The Audit Committee is currently comprised of five directors, Dennis J. Arczynski, Christopher E. Fogal, Maryann Goebel, Robert J.
Lipstein (Chair) and Alvaro J. Monserrat.  None of the current Audit Committee members is or has been an officer or employee of
Seacoast or its subsidiaries and each is independent.
From time to time, the Company enters into commercial dealings with certain related persons that it considers arms-length and comparable to dealings between unrelated parties.
•Director H. Gilbert Culbreth, Jr. is the owner of Gilbert Chevrolet automobile dealership. In 2025, Seacoast paid Gilbert
Chevrolet $111,307 for the purchase of two vehicles. The Audit Committee approved this arrangement.
•Director Randolph A. Moore, III is a former senior partner at Alston & Bird, LLP, that has served as legal advisor to Seacoast on numerous matters, including M&A and securities transactions, SEC filings, corporate governance items, bank regulatory matters and litigation. Mr. Moore received  indirect compensation from Seacoast in 2025 as a result of the law firm's representation.  In 2025, Seacoast paid Alston & Bird, LLP approximately $2,735,332 for legal services, including as counsel on M&A transactions and related activities.
Several of Seacoast’s directors, executive officers and their affiliates, including corporations and firms of which they are directors or officers or in which they and/or their families have an ownership interest, are customers of Seacoast and its subsidiaries.  These persons, corporations and firms have had transactions in the ordinary course of business with Seacoast and its subsidiaries, including borrowings, all of which, in the opinion of Seacoast’s management and in accordance with the Bank’s written loan policy, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectability or present other unfavorable features.  Seacoast and its subsidiaries expect to have such transactions on similar terms with their directors, executive officers, and their affiliates in the future.
As a federally insured bank, the Bank is subject to Regulation O, which governs loans to “insiders”, defined as any executive officer, director or principal shareholder of the Company or the Bank, and their related interests.  Regulation O limits loans to insiders and requires that the terms and conditions of credits granted to insiders are substantially the same as those extended to other customers of the Bank.  The Bank’s written loan policy requires compliance with the provisions of Regulation O.
SEACOAST BANKING CORPORATION OF FLORIDA66 PROXY STATEMENT 2026
The aggregate amount of loans outstanding by the Bank to directors, executive officers, and related parties of Seacoast or the Bank at December 31, 2025, was approximately $3,045,537, which represented approximately 0.10% of Seacoast’s consolidated shareholders’ equity on that date.  Additionally, the Bank had $1,342,946 in unfunded commitments to lend directors and named executive officers as of December 31, 2025.  These loans were made in the ordinary course of business and they did not involve more than the normal risk of collectability or present other unfavorable features.
SEACOAST BANKING CORPORATION OF FLORIDA67 PROXY STATEMENT 2026
Other Matters
Principal Offices
The principal executive offices of Seacoast are located at 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995, and its
telephone number is (772) 287-4000.
Availability of Form 10-K
Upon the written request of any person whose proxy is solicited by this proxy statement, Seacoast will furnish to such person without charge (other than exhibits) a copy of Seacoast’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto, as filed with the SEC.  Requests may be made to Seacoast Banking
Corporation of Florida, c/o Corporate Secretary, P.O. Box 9012, Stuart, Florida 34995.
Solicitation of Proxies; Expenses
The Board of Directors of the Company is soliciting proxies to be voted at the Annual Meeting.  The Company will bear the cost of preparing, printing and mailing the proxy materials and soliciting proxies for the Annual Meeting.  In addition to the solicitation of shareholders of record by mail, telephone, electronic mail, facsimile or personal contact, Seacoast will be contacting brokers, dealers, banks, and/or voting trustees or their nominees who can be identified as record holders of the Company’s common stock;
such holders, after inquiry by Seacoast, will provide information concerning quantities of proxy materials needed to supply such information to beneficial owners, and Seacoast will reimburse them for the reasonable expense of mailing proxy materials.  Seacoast may retain other unaffiliated third parties to solicit proxies and pay the reasonable expenses and charges of such third parties for their services.
Notice of Business to Come Before the Meeting
Management of Seacoast does not know of any matters to be brought before the Annual Meeting other than those described above.
If any other matters properly come before the Annual Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.
Shareholder Proposals for 2027
Shareholder Proposals for Inclusion in 2027 Proxy Statement
In accordance with Rule 14a-8 of the Securities Exchange Act of 1934, to be considered for inclusion in the Company’s proxy statement and proxy card for the 2027 Annual Meeting of Shareholders, a shareholder proposal must be received at the Company’s principal executive offices no later than December 10, 2026, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this proxy statement.
Shareholder Proposals for Presentation at 2027 Annual Meeting
If you do not wish to submit a proposal for inclusion in next year’s proxy materials, but instead wish to present it directly at the 2027
Annual Meeting of Shareholders, you must give timely written notice of the proposal to the Company’s Secretary pursuant to the
Company’s advance notice provisions.  To be timely, the notice (including a notice recommending a director candidate) must be delivered to the Company’s principal executive offices no fewer than 60 nor more than 90 days before the one-year anniversary of the date of the Annual Meeting. To be timely, the written notice (including a notice recommending a director candidate) must be received no earlier than February 19, 2027 and no later than March 21, 2027.  The notice must describe your proposal in reasonable detail and provide certain other information required by the Company’s Amended and Restated Articles of Incorporation.  A copy of the Company’s Amended and Restated Articles of Incorporation is available upon request from the Company’s Secretary.
SEACOAST BANKING CORPORATION OF FLORIDA68 PROXY STATEMENT 2026
Additional Voting Information
Voting at Annual Meeting
Shares represented by valid proxies and voting instruction forms that are received on time will be voted as specified.  If you sign and return your proxy card or voting instruction form but do not provide voting instructions, your shares represented by the proxy will be voted as recommended by our Board of Directors as indicated below:

Proposal		Board Recommendation
1	Election of Directors	FOR ALL
2	Amend the Company's Amended and Restated Articles of Incorporation	FOR
3	Advisory (Non-binding) Vote on Executive Compensation	FOR
4	Ratification of Auditor	FOR
If any other matters are properly presented at the Annual Meeting for action, the persons named and acting as proxy will have the discretion to vote for you on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the Annual Meeting.  Each share of common stock is entitled to one vote on each matter properly brought before the meeting.
Record Date
You may vote all common shares that you owned as of the close of business on March 25, 2026, which is the record date for the meeting.
Forms of Ownership of Shares
If you receive more than one proxy card or notice, it means you have multiple holdings.  You may own common shares in one or more ways, including:
•Directly in your name as the shareholder of record (which may be held individually, jointly, or another title), including shares purchased through Seacoast’s Dividend Reinvestment and Stock Purchase Plan or restricted stock awards issued to employees under our long-term incentive plans;
•Indirectly through a bank, broker or other nominee in “street name”; or
•Indirectly through Seacoast’s Retirement Savings Plan or Employee Stock Purchase Plan.
If your shares of common stock are registered directly in your name, we are sending the proxy materials directly to you.  If you hold our shares in street name, your bank, broker or other nominee is sending proxy materials to you and you must direct them how to vote on your behalf by completing the voting instruction form that accompanies your proxy materials or by following the instructions in the notice you received.
If you are a participant in Seacoast’s Dividend Reinvestment and Stock Purchase Plan, follow the instructions on the Notice or proxy card to provide voting instructions to the trustee.  Shares held in your plan account will be combined and voted at the Annual
Meeting in the same manner in which you voted those shares registered in your own name either by proxy or in person.
If you are a participant in Seacoast’s Retirement Savings Plan or Employee Stock Purchase Plan, your voting instructions must be received by May 15, 2026 (the “cut-off date”) to allow sufficient time for the trustees to vote. If your voting instructions are received by the cut-off date, your shares in these plans will be voted as directed by you.  For the shares in your account in Seacoast’s
Retirement Savings Plan, if you do not submit your voting instructions by following the instructions on the Notice or proxy card, then the trustee of the Retirement Savings Plan will vote, or not vote, in its sole discretion, the shares of common stock in your account.  For shares held in your account in the Employee Stock Purchase Plan, your shares will not be voted if you do not give voting instructions as to such shares by proxy by the cut-off date.  Please follow the instructions on each notice or proxy card to ensure that all of your shares are voted.
SEACOAST BANKING CORPORATION OF FLORIDA69 PROXY STATEMENT 2026
Street Name Holders
If you are a beneficial owner and a broker, bank or other nominee is the record holder (which is commonly referred to as holding shares in “street name”), then you received the notice of the Annual Meeting or proxy materials from the record holder. You have the right to direct your broker or nominee how to vote your shares, and such broker or other nominee is required to vote the shares in accordance with your instructions. Your broker or nominee should have given you instructions on how to vote your shares.  It will then be the record holder’s responsibility to vote your shares in the manner you direct. Generally, under the rules of various securities exchanges, brokers and other record holders may vote on discretionary or routine matters, but cannot vote on non-
routine or non-discretionary matters unless they have received voting instructions from the beneficial holder.  We therefore encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the
Annual Meeting.
Proposals 1, 2, and 3 are considered non-routine matters, and cannot be voted on by your broker without your instructions.  We therefore encourage you to provide directions to your broker as to how you want your shares voted on all matters to be voted on at the meeting.  Proposal 4 is considered a routine matter and the only proposal for which your broker or other record holders may vote.
If your shares are held in street name, you are invited to attend the Annual Meeting; however, you may not vote your shares of common stock held in street name in person at the Annual Meeting unless you request and obtain a power of attorney or other authority from your broker or other nominee who holds your shares and bring it to the Annual Meeting.  Even if you plan to attend the Annual Meeting, we ask that you vote in advance of the Annual Meeting in case your plans change.
Revocation of Proxies
If your shares of common stock are registered directly in your name, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:
•timely submitting another proxy via the telephone or internet;
•delivering to Seacoast a written notice bearing a date later than the date of the proxy card, stating that you revoke the proxy, with such written notice to be sent to:  815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995, Attention:
Corporate Secretary
•signing and delivering to Seacoast a proxy card relating to the same shares and bearing a later date; or
•attending the meeting and voting in person by written ballot, although attendance at the meeting will not, by itself, revoke a proxy.
Also, please note that if you have voted through your broker, bank or other nominee and you wish to change your vote, you must follow the instructions received from such entity to change your vote.
Quorum and Required Vote
To hold a vote on any proposal, a quorum must be present in person or by proxy at the Annual Meeting.  A quorum is a majority of the total votes entitled to be cast by the holders of the outstanding shares of common stock as of the close of business on the
Record Date.
In determining whether a quorum exists at the Annual Meeting for purposes of all matters to be voted on, all votes “for” or “against,”
as well as all abstentions and broker non-votes, will be counted.  A “broker non-vote” occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.
On the Record Date, there were 97,657,404 shares of common stock issued, outstanding and entitled to be voted, which were held by approximately 2,127 holders of record.  Therefore, at least 48,828,703 shares need to be present at the Annual Meeting or represented by proxy in order for a quorum to exist.
If a quorum is not present at the scheduled time of the Annual Meeting, a majority of the shareholders present or represented by proxy may adjourn the Annual Meeting until a quorum is present.  The time and place of the adjourned Annual Meeting will be announced at the time of the adjournment, if any, and no other notice will be given.  An adjournment will have no effect on the business that may be conducted at the Annual Meeting.  If the Annual Meeting is adjourned more than 120 days after the date fixed for the original Annual Meeting, the Board of Directors must fix a new record date to determine the shareholders entitled to vote at the adjourned Annual Meeting.
Cumulative voting is not permitted. Abstentions and broker non-votes, if any, will not be counted for purposes of determining whether any of the proposals have received sufficient votes for approval, but will count for purposes of determining whether or not a quorum is present.  So long as a quorum is present, abstentions and broker non-votes will have no effect on any of the matters presented for a vote at the Annual Meeting.
SEACOAST BANKING CORPORATION OF FLORIDA70 PROXY STATEMENT 2026
To elect directors and adopt the other proposals at the 2026 Annual Meeting, the following votes are required:

	Proposal	Vote Required	Do abstentions and broker non-votes count as votes cast?	Is broker discretionary voting allowed?
1	Election of Directors	Plurality vote (1)	No	No
2	Amendment to the Company's Amended and Restated Articles of Incorporation	Affirmative vote of two-thirds (66 2/3) of votes cast	No	No
4	Advisory (Non-binding) Vote on Executive Compensation	Affirmative vote of a majority of votes cast	No	No
6	Ratification of Auditor	Affirmative vote of a majority of votes cast	No	Yes
(1)  Under our Bylaws, all elections of directors are decided by plurality vote.  However, notwithstanding the plurality standard, in an uncontested election for directors, which is the case for the election under Proposal 1, our Corporate Governance Guidelines provide that if any director nominee receives a greater number of votes
“withheld” from his or her election than votes “for” such election, then the director will promptly tender his or her resignation to the Board following certification of the shareholder vote. The CGC would then review and make a recommendation to the Board of Directors as to whether the Board should accept the resignation, and the
Board would ultimately decide whether to accept or reject the resignation.  If any resignation is accepted by the Board, such resignation will be effective upon acceptance, the Company will disclose its decision-making process regarding the resignation in a Form 8-K furnished to the SEC. In contested elections, the required vote would be a plurality of votes cast and the resignation policy would not apply. Full details of this policy are set forth in our Corporate Governance Guidelines, available on our website at www.SeacoastBanking.com.
Multiple Shareholders Sharing the Same Address
The SEC permits delivery of one copy of the proxy materials to shareholders who have the same address and last name under a procedure referred to as “householding.”  We do not utilize householding for our shareholders of record.  However, if you hold your shares through a broker, bank or other nominee, you may receive only one copy of the notice and, as applicable, any additional proxy materials that are delivered.
If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of proxy materials mailed to you in the future, please contact your broker, bank or other nominee. However, if you want to receive a paper proxy or notice or other proxy materials for purposes of this year’s Annual Meeting, follow the instructions included in the notice that was sent to you.
* * * *
Whether or not you plan to attend the meeting, we hope that you will vote as soon as possible. You may vote over the internet, as well as by telephone.  You also may vote your shares by requesting a paper proxy card and completing, signing and returning it by mail. Please review the instructions on each of your voting options described in this proxy statement, as well as in the notice you received in the mail.
Charles M. Shaffer
Chairman and Chief Executive Officer
April 10, 2026

LOCATION OF THE 2026 ANNUAL MEETING OF SHAREHOLDERS
Our 2026 Annual Meeting will be held at the Hutchinson Shores Resort: 3793 NE Ocean Blvd, Jensen Beach, FL 34957
SEACOAST BANKING CORPORATION OF FLORIDA71 PROXY STATEMENT 2026
APPENDIX A
INFORMATION REGARDING NON-GAAP FINANCIAL MEASUREMENTS
This proxy statement contains financial information determined by methods other than Generally Accepted Accounting Principles
("GAAP").  Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company's performance. The Company believes the non-GAAP measures enhance investors' understanding of the Company's business and performance and if not provided would be requested by the investor community. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures.  These measures should not be considered an alternative to GAAP.

YEAR-ENDED
(Dollars in thousands, except per share data)	2025	2024	2023	2022	2021
Net Income	$144,878	$120,986	$104,033	$106,507	$124,403
Total noninterest income	99,150	83,428	79,152	66,091	70,727
Securities losses, net	522	8,016	2,893	1,096	578
BOLI benefits on death (included in other income)	—	—	(2,117)	—	—
Gain on sale of domain name (included in other income)	—	—	—	—	(755)
Total Adjustments to Noninterest Income	522	8,016	776	1,096	(177)
Total Adjusted Noninterest Income	99,672	91,444	79,928	67,187	70,550
Total noninterest expense	414,860	343,301	395,622	267,934	197,435
Merger and integration costs	(32,423)	—	(33,180)	(27,925)	(7,853)
Business continuity expenses	—	(280)	—	—	—
Branch reductions and other expense initiatives	—	(7,094)	(5,167)	(1,210)	(2,150)
Total Adjustments to Noninterest Expense	(32,423)	(7,374)	(38,347)	(29,135)	(10,003)
Total Adjusted Noninterest Expense	382,437	335,927	357,275	238,799	187,432
Income Taxes	41,628	34,854	30,219	31,629	34,335
Tax effect of adjustments	8,350	3,900	9,916	7,662	2,490
Effect of change in corporate tax rate on deferred tax assets	—	—	—	—	774
Total Adjustments to Income Taxes	8,350	3,900	9,916	7,662	3,264
Adjusted Income Taxes	49,978	38,754	40,135	39,291	37,599
Adjusted Net Income	169,473	132,476	133,240	129,076	130,965
Earnings per diluted share, as reported	1.57	1.42	1.23	1.66	2.18
Adjusted Earnings per Diluted Share	$1.84	$1.56	$1.58	$2.01	$2.29
Average diluted shares outstanding	89,106	85,040	84,329	64,264	57,088
Adjusted Noninterest Expense	$382,437	$335,927	$357,275	$238,799	$187,432
Provision for credit losses on unfunded commitments	(1,262)	(1,001)	(1,239)	(1,157)	(133)
Other real estate owned expense and net gain (loss) on sale	126	(440)	(985)	1,534	264
Amortization of intangibles	(26,819)	(23,884)	(28,726)	(9,101)	(5,033)
Net Adjusted Noninterest Expense	354,482	310,602	326,325	230,075	182,530
Revenue	652,626	515,399	567,392	432,253	346,752
Total Adjustments to Revenue	522	8,016	776	1,096	(177)
Impact of FTE adjustment	2,832	1,074	803	498	516
Adjusted Revenue on a fully taxable equivalent basis	$655,980	$524,489	$568,971	$433,847	$347,091
Adjusted Efficiency Ratio *	58.13%	63.77%	62.40%	55.13%	54.04%
SEACOAST BANKING CORPORATION OF FLORIDA72 PROXY STATEMENT 2026

Net interest income	$553,476	$431,971	$488,240	$366,162	$276,025
Impact of FTE adjustment	$2,832	$1,074	$803	$498	$516
Net interest income including FTE adjustment	556,308	433,045	489,043	366,660	276,541
Total noninterest income	99,150	83,428	79,152	66,091	70,727
Total noninterest expense less provision for credit losses on unfunded commitments	413,598	342,300	394,383	267,934	197,435
Pre-tax pre-provision earnings (PPNR)	241,860	174,173	173,812	164,817	149,833
Total adjustments to noninterest income	522	8,016	776	1,096	(177)
Total adjustments to noninterest expense including OREO expense and net gain (loss) on sale	32,297	7,814	39,332	28,758	9,872
Adjusted pre-tax pre-provision earnings	274,679	190,003	213,920	194,671	159,528
Average Assets	17,235,459	14,933,758	14,622,774	11,051,428	9,337,054
Less average goodwill and intangible assets	(913,906)	(815,945)	(816,662)	(360,217)	(249,089)
Average Tangible Assets	$16,321,553	$14,117,813	$13,806,112	$10,691,211	$9,087,965
Return on Average Assets (ROA)	0.84%	0.81%	0.71%	0.96%	1.33%
Impact of removing average intangible assets and related amortization	0.17	0.17	0.20	0.10	0.08
Return on Average Tangible Assets (ROTA)	1.01	0.98	0.91	1.06	1.41
Impact of other adjustments for Adjusted Net Income	0.15	0.08	0.21	0.21	0.07
Adjusted Return on Average Tangible Assets	1.16%	1.06%	1.12%	1.27%	1.48%
Average Shareholders' Equity	$2,385,449	$2,152,061	$2,025,382	$1,418,855	$1,215,312
Average convertible preferred stock	86,487	—	—	—	—
Less average goodwill and intangible assets	(913,906)	(815,945)	(816,662)	(360,217)	(249,089)
Average Tangible Equity	$1,558,030	$1,336,116	$1,208,720	$1,058,638	$966,223
Return on Average Shareholders' Equity	5.98%	5.62%	5.14%	7.51%	10.24%
Impact of adding convertible preferred stock and removing average intangible assets and related amortization	4.60	4.77	5.24	3.19	3.03
Return on Average Tangible Common Equity (ROTCE)	6.82	10.39	10.38	10.70	13.27
Impact of other adjustments for Adjusted Net Income	5.34	0.86	2.42	2.16	0.70
Adjusted ROATE	12.16%	11.25%	12.80%	12.86%	13.97%
* Adjusted efficiency ratio is defined as adjusted noninterest expense less provision for credit losses on unfunded commitments and gains, losses, and expenses on foreclosed properties divided by net operating revenues (net interest income on a fully taxable equivalent basis plus adjusted noninterest income). Beginning in 2025, amortization of intangibles is no longer excluded from the adjusted efficiency ratios; prior periods have been updated to reflect this change.
SEACOAST BANKING CORPORATION OF FLORIDA73 PROXY STATEMENT 2026
APPENDIX B
ARTICLES OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF
INCORPORATION OF SEACOAST BANKING CORPORATION OF FLORIDA
Seacoast Banking Corporation of Florida, a corporation organized and existing under the laws of the State of Florida (the
“Corporation”), in accordance with the provisions of Section 607.1006 of the Florida Business Corporation Act (the “FBCA”),
hereby certifies as follows:
I.The name of the Corporation is Seacoast Banking Corporation of Florida.
II.    After the filing and effectiveness pursuant to the FBCA of these Articles of Amendment to the Amended and Restated
Articles of Incorporation of the Corporation, at [●] on [●], 2026 (the “Effective Time”), shall declassify the board of directors.  Section 6.02 of the Corporation’s Amended and Restated Articles of Incorporation is hereby amended to read in its entirety as follows:
6.02    Classification; Vacancies.  Prior to the 2026 annual meeting of shareholders, the Board of Directors, shall be and are divided into three classes, designated Classes I, II and III, as nearly equal in number as the then total number of directors constituting the Whole Board of Directors permits, with the term of office of one class expiring each year. Each director elected prior to the 2026 annual meeting of shareholders shall serve for the full term to which such director was elected. At the 2026 annual meeting of shareholders, the director nominees whose terms expire at that meeting shall be elected to hold office until the 2027 annual meeting of shareholders; at the 2027 annual meeting of shareholders, the director nominees whose terms expire at that meeting shall be elected to hold office until the 2028 annual meeting of shareholders; and at the
2028 annual meeting of shareholders and each annual meeting of shareholders thereafter, all directors shall be elected for terms of office expiring at the next annual meeting of shareholders and until a successor is elected and qualified or until the director’s prior death, resignation or removal. At each annual meeting of shareholders beginning in 2026, successors to the directors whose terms expire at that meeting shall each be elected for a one-year term, and prior to the 2028 annual meeting of shareholders, if the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly as may be possible to one-third (1/3) of the total number of directors. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by vote of (i) 66 2/3%
of the directors then in office and (ii) a majority of the Continuing Directors, although less than a quorum, or if no directors remain by the affirmative vote of not less than (i) 66 2/3% of the Voting Shares and (ii) an
Independent Majority of Shareholders, and any directors so chosen shall hold office until the next election of the director they have replaced and until their successors have been elected and qualified.  No decrease in the number of directors shall shorten the term of any incumbent director.  Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of shareholders and vacancies created with respect to any directorship of the directors so elected shall be filled in the manner specified by such series of Preferred Stock.
III.    The only voting group entitled to vote on the amendments contained in these Articles of Amendment was the holders of shares of the Corporation’s Common Stock. These Articles of Amendment were duly adopted by such shareholders on May 20, 2026, at the Corporation’s annual meeting of shareholders.  The number of votes cast for the amendment above by the shareholders was sufficient for their approval.
IN WITNESS WHEREOF, Seacoast Banking Corporation of Florida has caused these Articles of Amendment to be signed by
Charles M. Shaffer its Chairman and Chief Executive Officer, this ______ day of ________________________, 2026.
Seacoast Banking Corporation of Florida
By: ____________________________________________
      Name: Charles M. Shaffer
      Title: Chairman and Chief Executive Officer
2026

Seacoast
BANKING CORPORATION OF FLORIDA

815 COLORADO AVENUE
P.O. BOX 9012
STUART, FL 34995-9012
ATTN: KATHY HSU

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery no later than 11:59 p.m. Eastern Time on May 15, 2026 (the "cut-off date") (for shares held in the Employee Plans) or the day before the meeting date (for all other shares). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions no later than 11:59 p.m. Eastern Time on May 15, 2026 (the "cut-off date") (for shares held in the Employee Plans) or the day before the meeting date (for all other shares). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Seacoast in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90060-P49267 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SEACOAST BANKING CORPORATION OF FLORIDA

The Board of Directors recommends a vote FOR ALL director nominees and FOR Proposals 2, 3 and 4.

	For All	Withhold All	For All Except
1. Elect Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01) Michael E. Griffin
02) Dennis S. Hudson, III
03) Kathleen B. Kay
04) Alvaro J. Monserrat
05) Randolph A. Moore, II

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, custodian or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Notice & Proxy Statement and our 2025 Annual Report on Form 10-K are available at www.proxyvote.com.

V90061-P49267

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
SEACOAST BANKING CORPORATION OF FLORIDA
FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
WEDNESDAY, MAY 20, 2026 at 10:00 A.M. EASTERN TIME

FOR REGISTERED SHAREHOLDERS: The undersigned shareholder(s) hereby appoint(s) Tracey L. Dexter, as Proxy, and hereby authorize(s) her to represent and to vote all shares of common stock of Seacoast Banking Corporation of Florida ("Seacoast") that the undersigned may be entitled to vote at the 2026 Annual Meeting of Shareholders to be held at Hutchinson Shores Resort, 3793 NE Ocean Blvd., Jensen Beach, Florida 34957, or by means of remote communication (a virtual-only Annual Meeting) on Wednesday, May 20, 2026, at 10:00 A.M., Eastern Time, and at any adjournments or postponements thereof (the "Annual Meeting"), as designated on the reverse side of this ballot, upon the proposals described in the Proxy Statement and the Notice of Annual Meeting of Shareholders, both dated April 9, 2026.

FOR PARTICIPANTS IN SEACOAST'S EMPLOYEE BENEFIT PLANS: This form provides voting instructions to the trustees for the shares of Seacoast common stock held in Seacoast's Employee Stock Purchase Plan and Retirement Savings Plan (collectively and individually, the "Employee Plans"). Please complete this form, sign your name exactly as it appears on the reverse side and return it in the enclosed envelope. To allow sufficient time for the trustees to tabulate and vote the plan shares, we must receive your voting instructions no later than 11:59 p.m. on May 15, 2026 (the "cut-off date") to be counted. As a participant in one or both of the Employee Plans, the undersigned authorizes One America as trustee of the Retirement Savings Plan for Employees of Seacoast National Bank and/or authorizes Seacoast National Bank as trustee of Seacoast's Employee Stock Purchase Plan to vote all shares of Seacoast common stock allocated to the undersigned's account under such plan(s) at the Annual Meeting as directed below upon the proposals described in the Proxy Statement and the Notice of Annual Meeting of Shareholders, both dated April 9, 2026. When this form is properly executed and received by the cut-off date, the shares in the Employee Plans will be voted as directed by you. Shares held in the Employee Stock Purchase Plan will not be voted if you do not give voting instructions on such shares. If you do not give voting instructions for the shares allocated to the account in the Retirement Savings Plan, the trustee may vote or not vote, in its sole discretion, the shares of Seacoast common stock.

When this proxy is properly executed, all shares will be voted in the manner directed herein. If no direction is specified, this proxy will be voted in accordance with the recommendations of the Board of Directors.

(Continued, and to be marked, dated and signed, on the other side)

Seacoast
BANKING CORPORATION OF FLORIDA
815 COLORADO AVENUE
P.O. BOX 9012
STUART, FL 34995-9012
ATTN: KATHY HSU

V90074-P49267

Your **Vote** Counts!

SEACOAST BANKING CORPORATION OF FLORIDA

2026 Annual Meeting

Vote by May 19, 2026 11:59 PM ET. For shares held in Seacoast's Employee Plans, vote by May 15, 2026 11:59 PM ET.

You invested in SEACOAST BANKING CORPORATION OF FLORIDA and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 20, 2026.**

Get informed before you vote

View the Notice & Proxy Statement and our 2025 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 20, 2026
10:00 A.M. EASTERN TIME

Hutchinson Shores Resort
3793 NE Ocean Blvd.
Jensen Beach, Florida 34957

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Elect Directors 01) Michael E. Griffin 02) Dennis S. Hudson, III 03) Kathleen B. Kay 04) Alvaro J. Monserrat 05) Randolph A. Moore, III	For All
2. Amendment to the Company's Amended and Restated Articles of Incorporation to Declassify the Board of Directors	For
3. Advisory (Non-binding) Vote on Compensation of Named Executive Officers	For
4. Ratification of Appointment of Crowe LLP as Independent Auditor for 2026	For

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V90075-P49267